UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2015

Item 1. Report to Stockholders.

Calvert VP SRI Large Cap Value Portfolio
Annual Report December 31, 2015

1	President's Letter
3	Portfolio Management Discussion
6	Understanding Your Fund's Expenses
7	Report of Independent Registered Public Accounting Firm
8	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Notes to Financial Statements
19	Financial Highlights
20	Proxy Voting
20	Availability of Quarterly Portfolio Holdings
20	Basis for Board’s Approval of Investment Advisory Contract
23	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareholders:
What once was a small social movement seemed to crystalize last year as the investing public began to recognize that financial and social goals can be represented by sustainable, responsible and impact investment strategies. The growth of this movement is influencing the entire world and fills us with optimism about the role capital markets and corporations can play in unlocking value beyond balance sheets and income statements.
As a global socially responsible investing (SRI) leader, we at Calvert are gratified that new findings from The Forum for Responsible and Social Investment reveal an explosion of SRI integration among all professional managers. U.S.-domiciled assets under management using responsible strategies grew to $6.57 trillion in 2014 from $3.74 trillion at the start of 2012. Approximately one of every six dollars under domestic professional management is now following SRI strategies.
A Look at 2015
While responsible investing is expanding at an exciting pace, the economic conditions in 2015 presented challenges including slower domestic growth, uncertainty over central bankers’ policy decisions, and volatility across both emerging markets and mature markets in Asia and Europe. These conditions placed downward pressure on multinational corporations’ capital expenditures, small and mid-sized business investments, commodity prices and consumer spending. Also at play is the heavy debt burden of developed countries. This debt burden results in a troubling sequence of events: countries must fund interest on the debt instead of funding innovation and development; the lack of development dampens growth; low growth limits employment opportunities; decreased employment opportunities disproportionally affect the poor. We believe this cycle will keep economic growth low for the foreseeable future.
In the face of this lower growth environment, we need to look for ways to improve economic inclusion and allow disadvantaged people to participate in a slow growth economy.
We are encouraged by evidence that global leaders recognize this need and are starting to take steps to replace it with a positive sequence of events: solving urgent social and environmental problems, which leads to stronger economies, which leads to growth and better employment opportunities.
The Evolution at Calvert
To respond to recent market swings, we have taken steps to manage your portfolio conservatively by focusing on equity and fixed-income investments best suited to the climate. Our steps included a thorough assessment of both the financial characteristics and environmental, social and governance (ESG) performance of a number of companies. As appropriate across funds, we strategically re-allocated capital to lower-risk, stable-return assets.
In addition to serving as stewards of your money, we also implemented a strategy to reinforce our focus on shareholders as well as the value they specifically seek from both a financial and social perspective. Our new leadership team implemented a complex-wide plan that spanned reducing fees for many funds, enhancing research capabilities and aligning most strategies under our Principles for Responsible Investment. This effort resulted in the reduction of several Calvert funds’ expense ratios by more than 10 percent.

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Calvert has also publicly amplified the values held by our leadership and shareholders. During the 2015 proxy season, we co-filed or filed a variety of shareholder proposals and resolutions—specific to agricultural, environmental and diversity issues. We also advocated for responsible investing at key forums, such as an Impact Over Easy event, and partnered with Harvard University professor George Serafeim to further define for investors the evolving role of the corporation in society. Lastly, I was honored to attend the United Nations Development Conference and chair the Roundtable on Peace and Stability at the Private Sector Forum on Implementing the Sustainable Development Goals.
Looking Ahead to 2016 and Beyond
In the months to come, we need to adopt more modest economic growth expectations as China sputters, emerging economies confront fiscal woes, and political uncertainty looms in the U.S. and elsewhere. We believe this year may well mark the beginning of a lower-growth period that extends into the foreseeable future. But while research-driven investment strategies can adapt relatively quickly to a shifting landscape, capital markets participants must also consciously work to help ensure the less fortunate and those championing key environmental and social causes do not bear the brunt of economic tightening. To overlook this obligation in the near-term will only perpetuate inequalities that hinder all global citizens over the long-term.
Our 2016 outlook is both pragmatic and optimistic. The recent Vatican Encyclical and Paris Climate Agreement reinforces to us that the entire world—not just segments of the institutional investment community—is rapidly embracing the principles that underpin SRI strategies. Ongoing evidence of this shift is further energizing us as we leverage our bolstered research processes to ensure ESG standards, fundamental quality and fair valuation guide every investment we make.
Despite day-to-day fluctuations in the markets, the next year will be a transformative chapter in the story of how the global capital markets ultimately align financial and social goals. Our leadership appreciates and recognizes that it is your trust in us that empowers Calvert to help drive this transformation. Thank you for the opportunity to manage investments on your behalf.
Sincerely,
John Streur
President and Chief Executive Officer
Calvert Investments

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PORTFOLIO MANAGEMENT DISCUSSION

Rachel Volynsky Vice President, Portfolio Manager	Yvonne Bishop Assistant Portfolio Manager
Market Review
The U.S. held up better than most developed markets in 2015, but the S&P 500 Index only managed to eke out a +1.4% total return. Stock markets in resource rich economies suffered large declines in U.S. dollar terms, while Japan was a relative bright spot with a +10% total return. This year has been particularly challenging for value investors - with a sluggish global economy, China’s growth decelerating, and commodity prices falling, investors were willing to pay a premium for growth opportunities.
Calendar year 2015 will likely be remembered as the year of the FANGs (FB, AMZN, NFLX, and GOOGL), with the market narrowing around a small handful of larger cap growth stocks. Regardless of business quality, balance sheet strength and valuation the market in general rewarded companies that posted positive earnings revisions and sales momentum, the top 2 contributing factors to returns over the past year.
Investment Strategy and Technique:
On October 1, 2015, we adopted the Calvert Principles for Responsible Investing.

•	The portfolio is free of fossil fuel investments

•
Our stock selection process is value-driven, seeking companies with (1) solid balance sheets, (2) good businesses with strong products & processes, (3) strong company management, (4) trading at a discount to intrinsic value.  We look for opportunities where the market has been overly punitive, provided the targets have solid corporate governance and favorable ESG characteristics/themes.

Fund Performance Relative to the Benchmark
Stock selection was the primary detractor from our relative performance as this past year’s market sentiment has overly punished still strong companies that did post modest negative earnings revisions, due to short term factors. A few of our holdings in the consumer discretionary sector struggled to adapt to changing consumer habits.

•	Retailers The Gap and Kingfisher plc are improving their supply chains to react faster to the competition

•	Time Warner should weather changing TV viewing habits with its strong content and subscription based model
Strong domestic currencies and weak emerging market demand proved to be strong headwinds for another group of our holdings.

•	Eaton and Cummins are both well-capitalized industrial companies with energy conservation themes to support earnings through the cycle

•	Swatch’s luxury brands are expected to continue to appeal to the emerging Chinese consumer in face of a slowing Chinese economy
Positive contributors to our relative performance included stock selection in consumer staples, technology and telecom sectors. Eliminating fossil fuels paid off well for us in light of oil’s 30% price decline and the weak demand for electric utilities.

•	Unilever and PepsiCo outperforming, capitalizing on health and wellness opportunities

•	Deutsche Telekom benefited from an increased its focus on return on capital and substantial improvements in its US subsidiary T-Mobile

•	Both Alphabet (formerly known as Google) and Microsoft have benefited from successful strategy transformation and better financial discipline

•	Sector underweights in Electric Utilities and Oil & Gas Exploration & Production

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Positioning and Market Outlook
In summary, we maintain our conviction in the value philosophy and are excited about the defensive positioning of the Fund. We see the recent weakness in our holdings as creating greater upside return targets over our three to five year investment horizon and potentially sooner as many of the recent detractors revert from their oversold levels.

Rachel Volynsky	Yvonne Bishop
Calvert Investment Management, Inc.
December 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	23.4%
Information Technology	14.7%
Health Care	13.7%
Consumer Staples	10.0%
Telecommunication Services	9.0%
Consumer Discretionary	8.9%
Industrials	8.9%
Energy	7.7%
Materials	1.9%
Short-Term Investments	1.8%
Total	100.0%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Microsoft Corp.	3.7%
US Bancorp	3.6%
Alphabet, Inc.	3.5%
Merck & Co., Inc.	3.4%
Vodafone Group plc (ADR)	3.4%
American International Group, Inc.	3.3%
JPMorgan Chase & Co.	3.3%
The PNC Financial Services Group, Inc.	3.3%
Sanofi SA (ADR)	3.2%
Verizon Communications, Inc.	3.2%
Total	33.9%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	-6.59%	9.15%	5.06%
Russell 1000 Value Index	-3.83%	11.27%	6.16%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.85%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15

Actual	0.78%	$1,000.00	$918.30	$3.77
Hypothetical (5% return per year before expenses)	0.78%	$1,000.00	$1,021.27	$3.97

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP SRI Large Cap Value Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 98.1%
Banks - 12.1%
BB&T Corp.	19,000	718,390
JPMorgan Chase & Co.	39,420	2,602,903
PNC Financial Services Group, Inc. (The)	27,056	2,578,707
US Bancorp	67,500	2,880,225
Wells Fargo & Co.	14,000	761,040
		9,541,265

Beverages - 2.0%
PepsiCo, Inc.	16,050	1,603,716

Biotechnology - 4.9%
Amgen, Inc.	12,800	2,077,824
Gilead Sciences, Inc.	17,798	1,800,980
		3,878,804

Capital Markets - 4.4%
Bank of New York Mellon Corp. (The)	45,188	1,862,649
Invesco Ltd.	24,000	803,520
T. Rowe Price Group, Inc.	11,000	786,390
		3,452,559

Chemicals - 1.8%
Potash Corp. of Saskatchewan, Inc.	84,677	1,449,670

Communications Equipment - 4.9%
Cisco Systems, Inc.	62,524	1,697,839
QUALCOMM, Inc.	44,327	2,215,685
		3,913,524

Consumer Finance - 1.8%
Capital One Financial Corp.	19,604	1,415,017

Diversified Telecommunication Services - 5.6%
Deutsche Telekom AG (ADR)	106,854	1,910,549
Verizon Communications, Inc.	54,000	2,495,880
		4,406,429

Electrical Equipment - 2.0%
Eaton Corp. plc	30,251	1,574,262

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Energy Equipment & Services - 7.7%
Core Laboratories NV	11,200	1,217,888
FMC Technologies, Inc. *	26,000	754,260
National Oilwell Varco, Inc.	70,635	2,365,566
Oceaneering International, Inc.	15,500	581,560
Technip SA(a)	23,459	1,157,822
		6,077,096

Food & Staples Retailing - 1.6%
J Sainsbury plc(a)	325,000	1,238,647

Food Products - 0.5%
General Mills, Inc.	7,000	403,620

Household Products - 2.9%
Procter & Gamble Co. (The)	29,350	2,330,683

Industrial Conglomerates - 2.3%
General Electric Co.	58,864	1,833,614

Insurance - 5.2%
American International Group, Inc.	42,246	2,617,985
MetLife, Inc.	30,416	1,466,355
		4,084,340

Internet Software & Services - 3.5%
Alphabet, Inc. *	3,610	2,739,557

IT Services - 2.5%
International Business Machines Corp.	14,647	2,015,720

Machinery - 4.6%
Cummins, Inc.	13,251	1,166,221
Deere & Co.	20,749	1,582,526
Dover Corp.	14,100	864,471
		3,613,218

Media - 3.8%
Comcast Corp., Class A	26,815	1,513,170
Time Warner, Inc.	22,865	1,478,680
		2,991,850

Multiline Retail - 1.6%
Target Corp.	17,000	1,234,370

Personal Products - 3.0%
Unilever NV, NY Shares	53,935	2,336,464

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Pharmaceuticals - 8.8%
Merck & Co., Inc.	51,564	2,723,610
Pfizer, Inc.	51,824	1,672,879
Sanofi SA (ADR)	59,039	2,518,013
		6,914,502

Software - 3.7%
Microsoft Corp.	53,357	2,960,246

Specialty Retail - 1.4%
Gap, Inc. (The)	45,741	1,129,803

Textiles, Apparel & Luxury Goods - 2.1%
Swatch Group AG (The)(a)	4,778	1,666,991

Wireless Telecommunication Services - 3.4%
Vodafone Group plc (ADR)	83,199	2,684,000

Total Common Stocks (Cost $81,976,737)		77,489,967

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 1.9%
State Street Bank Time Deposit, 0.278%, 1/4/16	1,447,544	1,447,544

Total Time Deposit (Cost $1,447,544)		1,447,544

TOTAL INVESTMENTS (Cost $83,424,281) - 100.0%		78,937,511
Other assets and liabilities, net - 0.0%		28,316
NET ASSETS - 100.0%		$78,965,827

NOTES TO SCHEDULE OF INVESTMENTS
*	Non-income producing security.
(a)	Due to significant market movements following the close of trading in the local market, the value of this security as of December 31, 2015 was adjusted by a third party pricing service. See Note A.

Abbreviations:
ADR:	American Depositary Receipts
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

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CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $83,424,281) - see accompanying schedule	$78,937,511
Receivable for shares sold	4,940
Dividends and interest receivable	143,640
Directors' deferred compensation plan	51,414
Receivable from Calvert Investment Services, Inc.	230
Total assets	79,137,735

LIABILITIES
Payable for shares redeemed	117
Payable to Calvert Investment Management, Inc.	53,671
Payable to Calvert Investment Administrative Services, Inc.	6,780
Directors' deferred compensation plan	51,414
Accrued expenses and other liabilities	59,926
Total liabilities	171,908
NET ASSETS	$78,965,827

NET ASSETS CONSIST OF:
Paid-in capital applicable to 955,598 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized	$83,138,990
Undistributed net investment income	2,067,749
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,753,388)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	(4,487,524)
NET ASSETS	$78,965,827

NET ASSET VALUE PER SHARE	$82.63
See notes to financial statements.

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CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $58,471)	$2,953,901
Interest income	1,985
Total investment income	2,955,886

Expenses:
Investment advisory fee	725,211
Administrative fees	113,314
Transfer agency fees and expenses	10,343
Directors' fees and expenses	19,937
Accounting fees	26,049
Custodian fees	16,672
Professional fees	33,988
Reports to shareholders	22,129
Miscellaneous	5,524
Total expenses	973,167
Reimbursement from Advisor	(89,316)
Net expenses	883,851
NET INVESTMENT INCOME	2,072,035

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	12,513,565
Foreign currency transactions	(4,281)
12,509,284

Change in unrealized appreciation (depreciation) on:
Investments	(18,817,812)
Assets and liabilities denominated in foreign currencies	(754)
(18,818,566)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,309,282)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($4,237,247)
See notes to financial statements.

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CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$2,072,035	$2,039,094
Net realized gain (loss)	12,509,284	28,609,928
Change in unrealized appreciation (depreciation)	(18,818,566)	(17,613,156)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,237,247)	13,035,866

Distributions to shareholders from:
Net investment income	(163,277)	(2,179,364)
Net realized gain	(3,701,551)	(14,806,187)
Total distributions	(3,864,828)	(16,985,551)

Capital share transactions:
Shares sold	1,420,077	1,538,975
Reinvestment of distributions	3,864,829	16,985,551
Shares redeemed	(67,318,109)	(21,511,824)
Total capital share transactions	(62,033,203)	(2,987,298)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(70,135,278)	(6,936,983)

NET ASSETS
Beginning of year	149,101,105	156,038,088
End of year (including undistributed net investment income of $2,067,749 and $163,272, respectively)	$78,965,827	$149,101,105

CAPITAL SHARE ACTIVITY
Shares sold	15,584	15,232
Reinvestment of distributions	45,966	180,928
Shares redeemed	(710,349)	(213,868)
Total capital share activity	(648,799)	(17,708)
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common and preferred stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy.

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Debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$73,426,507	$4,063,460	$—	$77,489,967
Time Deposit	—	1,447,544	—	1,447,544
TOTAL	$73,426,507	$5,511,004	$—	$78,937,511

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain

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are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.64%, of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is 0.78%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all classes of the Fund commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $8,499 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $36,758,971 and $98,879,652, respectively.

Capital Loss Carryforward
EXPIRATION DATE
2017	($4,860,481)
2018	(3,201,024)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$163,277	$2,179,364
Long-term capital gains	3,701,551	14,806,187
Total	$3,864,828	$16,985,551
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,384,522
Unrealized (depreciation)	(8,902,555)
Net unrealized appreciation (depreciation)	($4,518,033)
Undistributed ordinary income	$2,067,749
Undistributed long-term capital gain	$6,339,380
Capital loss carryforward	($8,061,505)
Federal income tax cost of investments	$83,455,544
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Internal Revenue Code Section 382 limitation.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions.

Undistributed net investment income	($4,281)
Accumulated net realized gain (loss)	4,281
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An

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administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2015.
For the year ended December 31, 2015, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$9,802	1.38%	$1,258,783	July 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio considers 100.0% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $3,701,551 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (a)
Net asset value, beginning	$92.93	$96.19	$73.80	$64.22	$66.82
Income from investment operations:
Net investment income	1.69	1.44	1.39	1.36	1.24
Net realized and unrealized gain (loss)	(7.74)	7.22	22.48	9.56	(2.36)
Total from investment operations	(6.05)	8.66	23.87	10.92	(1.12)
Distributions from:
Net investment income	(0.18)	(1.53)	(1.48)	(1.34)	(1.48)
Net realized gain	(4.07)	(10.39)	—	—	—
Total distributions	(4.25)	(11.92)	(1.48)	(1.34)	(1.48)
Total increase (decrease) in net asset value	(10.30)	(3.26)	22.39	9.58	(2.60)
Net asset value, ending	$82.63	$92.93	$96.19	$73.80	$64.22
Total return (b)	(6.59%)	8.88%	32.39%	17.03%	(1.68%)
Ratios to average net assets: (c)
Net investment income	1.83%	1.34%	1.51%	1.87%	1.85%
Total expenses	0.86%	0.85%	0.84%	0.85%	0.85%
Net expenses	0.78%	0.78%	0.78%	0.77%	0.75%
Portfolio turnover	34%	72%	55%	51%	16%
Net assets, ending (in thousands)	$78,966	$149,101	$156,038	$130,833	$117,125

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration,

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among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-year period ended June 30, 2015, and above the median of its peer group for the three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of Portfolio performance and management’s continued close monitoring of the Portfolio’s performance. The Board also considered that a new portfolio manager was added to the current team in July 2014. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.
In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted that the Advisor is currently reimbursing a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio and management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board noted that the Advisor is currently reimbursing a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to the Portfolio’s performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio's advisory fee is reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP SRI LARGE CAP VALUE PORTFOLIO ANNUAL REPORT (UNAUDITED) 25

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP S&P 500 Index Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
3	Understanding Your Fund's Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Notes to Financial Statements
30	Financial Highlights
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
31	Basis for Board’s Approval of Investment Advisory Contracts
34	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

Kevin Keene Ameritas Investment Partners, Inc.
Market Review
The broad domestic equity market was largely unchanged for 2015 as the market grappled with competing economic forces. The first six months of the year were marked by generally calm equity markets and the last six months saw a significant increase in volatility. After much speculation and anticipation, the Federal Reserve increased short-term interest rates in December for the first time in nearly 10 years. Turmoil in Chinese markets finally spread across the globe as the Standard & Poor's (S&P) 500 Index lost 12% over a six week period. Domestic economic data has been generally positive, if not robust. Unemployment stands at nearly 5% at year-end; however gross domestic product (GDP) growth has been weak by historical recovery standards.
Investment Strategy and Technique
As an index fund, the Calvert VP S&P 500 Index Portfolio (the Portfolio) seeks as closely as possible to replicate the holdings and match the performance of the S&P 500 Index. In pursuit of this objective, the Portfolio employs a passive management approach and holds each member of the index. Cash holdings gain exposure to the index via futures contracts so that 100% of the Portfolio’s assets are fully invested.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2015, the Portfolio returned 0.98% compared with 1.38% for the S&P 500 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. The Portfolio continued to meet its objective by closely tracking the Index.
Positioning and Market Outlook
Entering 2016, the outlook for equities is mixed. The economy continues to expand modestly and headline employment is nearing peak levels. With the Federal Reserve increasing interest rates for the first time in almost a decade, it is giving the economy a vote of confidence.
However, there is no shortage of risk as we enter the new year. The bull market that began in 2009 is starting to

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Information Technology	19.9%
Financials	15.9%
Health Care	14.6%
Consumer Discretionary	12.4%
Consumer Staples	9.7%
Industrials	9.7%
Energy	6.2%
Utilities	2.9%
Materials	2.7%
Telecommunication Services	2.4%
Exchange-Traded Products	1.7%
Short-Term Investments	1.5%
Government	0.4%
Total	100.0%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Apple, Inc.	3.2%
Microsoft Corp.	2.4%
Exxon Mobil Corp.	1.7%
General Electric Co.	1.6%
Johnson & Johnson	1.5%
Amazon.com, Inc.	1.4%
Wells Fargo & Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.3%
JPMorgan Chase & Co.	1.3%
Facebook, Inc., Class A	1.3%
Total	17.1%

show its age as questions arise over its ability to continue now that the Federal Reserve has essentially taken its foot off the gas. Commodity price declines continue to point to weak global growth, which will be a headwind to new highs in the stock market.
Ameritas Investment Partners, Inc.
December 2015

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 1

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.

CALVERT VP S&P 500 INDEX PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	0.98%	12.12%	6.94%
S&P 500 Index	1.38%	12.57%	7.31%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.46%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

2 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15

Actual	0.42%	$1,000.00	$999.60	$2.12
Hypothetical (5% return per year before expenses)	0.42%	$1,000.00	$1,023.09	$2.14

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500 Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

4 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P 500 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 96.5%
Aerospace & Defense - 2.6%
Boeing Co. (The)	11,795	1,705,439
General Dynamics Corp.	5,566	764,546
Honeywell International, Inc.	14,434	1,494,929
L-3 Communications Holdings, Inc.	1,468	175,441
Lockheed Martin Corp.	4,950	1,074,892
Northrop Grumman Corp.	3,416	644,975
Precision Castparts Corp.	2,588	600,442
Raytheon Co.	5,639	702,225
Rockwell Collins, Inc.	2,500	230,750
Textron, Inc.	5,149	216,309
United Technologies Corp.	15,500	1,489,085
		9,099,033

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	2,738	169,811
Expeditors International of Washington, Inc.	3,600	162,360
FedEx Corp.	4,918	732,733
United Parcel Service, Inc., Class B	13,105	1,261,094
		2,325,998

Airlines - 0.6%
American Airlines Group, Inc.	11,825	500,789
Delta Air Lines, Inc.	14,924	756,497
Southwest Airlines Co.	12,181	524,514
United Continental Holdings, Inc. *	7,150	409,695
		2,191,495

Auto Components - 0.4%
BorgWarner, Inc.	4,218	182,344
Delphi Automotive plc	5,246	449,740
Goodyear Tire & Rubber Co. (The)	5,121	167,303
Johnson Controls, Inc.	12,252	483,831
		1,283,218

Automobiles - 0.6%
Ford Motor Co.	73,120	1,030,261
General Motors Co.	26,523	902,047
Harley-Davidson, Inc.	3,598	163,313
		2,095,621

Banks - 5.8%
Bank of America Corp.	195,017	3,282,136
BB&T Corp.	14,435	545,787
Citigroup, Inc.	55,794	2,887,340
Comerica, Inc.	3,350	140,131
Fifth Third Bancorp	15,164	304,796

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 5

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Huntington Bancshares, Inc.	15,271	168,897
JPMorgan Chase & Co.	68,944	4,552,372
KeyCorp	16,295	214,931
M&T Bank Corp.	2,990	362,328
People's United Financial, Inc.	6,131	99,016
PNC Financial Services Group, Inc. (The)	9,511	906,493
Regions Financial Corp.	25,440	244,224
SunTrust Banks, Inc.	9,545	408,908
US Bancorp	30,795	1,314,023
Wells Fargo & Co.	87,055	4,732,310
Zions Bancorporation	3,653	99,727
		20,263,419

Beverages - 2.2%
Brown-Forman Corp., Class B	1,991	197,666
Coca-Cola Co. (The)	73,528	3,158,763
Coca-Cola Enterprises, Inc.	3,954	194,695
Constellation Brands, Inc., Class A	3,227	459,654
Dr Pepper Snapple Group, Inc.	3,623	337,664
Molson Coors Brewing Co., Class B	2,931	275,279
Monster Beverage Corp. *	2,853	424,983
PepsiCo, Inc.	27,286	2,726,417
		7,775,121

Biotechnology - 3.6%
AbbVie, Inc.	30,617	1,813,751
Alexion Pharmaceuticals, Inc. *	4,192	799,624
Amgen, Inc.	14,188	2,303,138
Baxalta, Inc.	10,190	397,716
Biogen, Inc. *	4,184	1,281,768
Celgene Corp. *	14,715	1,762,269
Gilead Sciences, Inc.	26,992	2,731,321
Regeneron Pharmaceuticals, Inc. *	1,451	787,704
Vertex Pharmaceuticals, Inc. *	4,564	574,288
		12,451,579

Building Products - 0.1%
Allegion plc	1,909	125,841
Masco Corp.	6,602	186,837
		312,678

Capital Markets - 2.0%
Affiliated Managers Group, Inc. *	1,020	162,955
Ameriprise Financial, Inc.	3,261	347,036
Bank of New York Mellon Corp. (The)	20,470	843,773
BlackRock, Inc.	2,376	809,075
Charles Schwab Corp. (The)	22,464	739,740
E*Trade Financial Corp. *	5,387	159,671
Franklin Resources, Inc.	7,097	261,312
Goldman Sachs Group, Inc. (The)	7,429	1,338,929
Invesco Ltd.	7,982	267,237
Legg Mason, Inc.	1,897	74,419

6 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Morgan Stanley	28,286	899,778
Northern Trust Corp.	4,101	295,641
State Street Corp.	7,557	501,483
T. Rowe Price Group, Inc.	4,703	336,217
		7,037,266

Chemicals - 2.0%
Air Products & Chemicals, Inc.	3,619	470,868
Airgas, Inc.	1,215	168,059
CF Industries Holdings, Inc.	4,470	182,421
Dow Chemical Co. (The)	21,061	1,084,220
E. I. du Pont de Nemours & Co.	16,414	1,093,172
Eastman Chemical Co.	2,772	187,138
Ecolab, Inc.	4,984	570,070
FMC Corp.	2,457	96,142
International Flavors & Fragrances, Inc.	1,500	179,460
LyondellBasell Industries NV, Class A	6,734	585,185
Monsanto Co.	8,253	813,085
Mosaic Co. (The)	6,326	174,534
PPG Industries, Inc.	5,102	504,180
Praxair, Inc.	5,404	553,370
Sherwin-Williams Co. (The)	1,483	384,987
		7,046,891

Commercial Services & Supplies - 0.4%
ADT Corp. (The)	3,214	105,998
Cintas Corp.	1,638	149,140
Pitney Bowes, Inc.	3,738	77,190
Republic Services, Inc.	4,670	205,433
Stericycle, Inc. *	1,592	191,995
Tyco International plc	7,767	247,690
Waste Management, Inc.	7,777	415,058
		1,392,504

Communications Equipment - 1.4%
Cisco Systems, Inc.	95,378	2,589,989
F5 Networks, Inc. *	1,373	133,126
Harris Corp.	2,301	199,957
Juniper Networks, Inc.	6,739	185,996
Motorola Solutions, Inc.	2,977	203,776
QUALCOMM, Inc.	28,152	1,407,178
		4,720,022

Construction & Engineering - 0.1%
Fluor Corp.	2,756	130,138
Jacobs Engineering Group, Inc. *	2,351	98,624
Quanta Services, Inc. *	3,066	62,087
		290,849

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	1,257	171,681
Vulcan Materials Co.	2,413	229,163
		400,844

Consumer Finance - 0.8%
American Express Co.	15,669	1,089,779
Capital One Financial Corp.	9,965	719,274
Discover Financial Services	8,006	429,282
Navient Corp.	7,283	83,390
Synchrony Financial *	15,600	474,396
		2,796,121

Containers & Packaging - 0.3%
Avery Dennison Corp.	1,736	108,778
Ball Corp.	2,565	186,552
International Paper Co.	7,991	301,261
Owens-Illinois, Inc. *	3,045	53,044
Sealed Air Corp.	3,698	164,931
WestRock Co.	4,859	221,667
		1,036,233

Distributors - 0.1%
Genuine Parts Co.	2,834	243,412

Diversified Consumer Services - 0.0%
H&R Block, Inc.	4,309	143,533

Diversified Financial Services - 2.0%
Berkshire Hathaway, Inc., Class B *	35,151	4,641,338
CME Group, Inc.	6,337	574,132
Intercontinental Exchange, Inc.	2,223	569,666
Leucadia National Corp.	5,904	102,671
McGraw Hill Financial, Inc.	5,124	505,124
Moody's Corp.	3,317	332,828
Nasdaq, Inc.	2,189	127,334
		6,853,093

Diversified Telecommunication Services - 2.3%
AT&T, Inc.	115,412	3,971,327
CenturyLink, Inc.	10,566	265,841
Frontier Communications Corp.	21,490	100,358
Level 3 Communications, Inc. *	5,508	299,415
Verizon Communications, Inc.	76,360	3,529,359
		8,166,300

Electric Utilities - 1.7%
American Electric Power Co., Inc.	9,173	534,511
Duke Energy Corp.	12,947	924,286
Edison International	6,010	355,852

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Entergy Corp.	3,309	226,203
Eversource Energy	5,829	297,687
Exelon Corp.	17,185	477,227
FirstEnergy Corp.	7,746	245,781
NextEra Energy, Inc.	8,636	897,194
Pepco Holdings, Inc.	4,631	120,452
Pinnacle West Capital Corp.	2,178	140,437
PPL Corp.	12,582	429,424
Southern Co. (The)	17,005	795,664
Xcel Energy, Inc.	9,260	332,527
		5,777,245

Electrical Equipment - 0.4%
AMETEK, Inc.	4,525	242,494
Eaton Corp. plc	8,794	457,640
Emerson Electric Co.	12,259	586,348
Rockwell Automation, Inc.	2,554	262,066
		1,548,548

Electronic Equipment & Instruments - 0.4%
Amphenol Corp., Class A	5,798	302,829
Corning, Inc.	22,156	405,012
FLIR Systems, Inc.	2,784	78,147
TE Connectivity Ltd.	7,235	467,453
		1,253,441

Energy Equipment & Services - 1.0%
Baker Hughes, Inc.	8,043	371,185
Cameron International Corp. *	3,584	226,509
Diamond Offshore Drilling, Inc.	1,478	31,186
Ensco plc, Class A	4,311	66,346
FMC Technologies, Inc. *	4,339	125,875
Halliburton Co.	15,859	539,840
Helmerich & Payne, Inc.	1,995	106,832
National Oilwell Varco, Inc.	7,237	242,367
Schlumberger Ltd.	23,619	1,647,425
Transocean Ltd.	6,277	77,709
		3,435,274

Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	8,228	1,328,822
CVS Health Corp.	20,739	2,027,652
Kroger Co. (The)	18,356	767,832
Safeway Casa Ley CVR *(a)	4,297	473
Safeway PDC LLC CVR *(a)	4,297	301
Sysco Corp.	9,863	404,383
Wal-Mart Stores, Inc.	29,458	1,805,775
Walgreens Boots Alliance, Inc.	16,337	1,391,177
Whole Foods Market, Inc.	6,392	214,132
		7,940,547

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Food Products - 1.6%
Archer-Daniels-Midland Co.	11,176	409,936
Campbell Soup Co.	3,301	173,467
ConAgra Foods, Inc.	7,995	337,069
General Mills, Inc.	11,160	643,486
Hershey Co. (The)	2,753	245,760
Hormel Foods Corp.	2,506	198,174
J. M. Smucker Co. (The)	2,241	276,405
Kellogg Co.	4,703	339,886
Keurig Green Mountain, Inc.	2,162	194,537
Kraft Heinz Co. (The)	11,089	806,836
McCormick & Co., Inc.	2,176	186,178
Mead Johnson Nutrition Co.	3,728	294,326
Mondelez International, Inc., Class A	29,764	1,334,618
Tyson Foods, Inc., Class A	5,711	304,568
		5,745,246

Gas Utilities - 0.0%
AGL Resources, Inc.	2,200	140,382

Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	27,873	1,251,776
Baxter International, Inc.	10,190	388,749
Becton Dickinson and Co.	3,920	604,033
Boston Scientific Corp. *	25,101	462,863
C.R. Bard, Inc.	1,407	266,542
DENTSPLY International, Inc.	2,627	159,853
Edwards Lifesciences Corp. *	4,028	318,131
Intuitive Surgical, Inc. *	690	376,850
Medtronic plc	26,336	2,025,765
St. Jude Medical, Inc.	5,243	323,860
Stryker Corp.	5,935	551,599
Varian Medical Systems, Inc. *	1,865	150,692
Zimmer Holdings, Inc.	3,190	327,262
		7,207,975

Health Care Providers & Services - 2.7%
Aetna, Inc.	6,593	712,835
AmerisourceBergen Corp.	3,659	379,475
Anthem, Inc.	4,953	690,646
Cardinal Health, Inc.	6,142	548,296
Cigna Corp.	4,821	705,457
DaVita HealthCare Partners, Inc. *	3,122	217,635
Express Scripts Holding Co. *	12,654	1,106,086
HCA Holdings, Inc. *	5,999	405,712
Henry Schein, Inc. *	1,587	251,048
Humana, Inc.	2,804	500,542
Laboratory Corporation of America Holdings *	1,856	229,476
McKesson Corp.	4,325	853,020
Patterson Co.'s, Inc.	1,604	72,517
Quest Diagnostics, Inc.	2,665	189,588

10 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Tenet Healthcare Corp. *	1,917	58,085
UnitedHealth Group, Inc.	17,892	2,104,815
Universal Health Services, Inc., Class B	1,690	201,938
		9,227,171

Health Care Technology - 0.1%
Cerner Corp. *	5,669	341,104

Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	8,685	473,159
Chipotle Mexican Grill, Inc. *	573	274,954
Darden Restaurants, Inc.	2,139	136,126
Marriott International, Inc., Class A	3,612	242,148
McDonald's Corp.	17,198	2,031,772
Royal Caribbean Cruises Ltd.	3,129	316,686
Starbucks Corp.	27,848	1,671,715
Starwood Hotels & Resorts Worldwide, Inc.	3,199	221,627
Wyndham Worldwide Corp.	2,248	163,317
Wynn Resorts Ltd.	1,494	103,370
Yum! Brands, Inc.	8,142	594,773
		6,229,647

Household Durables - 0.4%
D.R. Horton, Inc.	6,188	198,202
Garmin Ltd.	2,258	83,930
Harman International Industries, Inc.	1,332	125,488
Leggett & Platt, Inc.	2,580	108,411
Lennar Corp., Class A	3,357	164,191
Mohawk Industries, Inc. *	1,163	220,260
Newell Rubbermaid, Inc.	5,073	223,618
PulteGroup, Inc.	6,287	112,034
Whirlpool Corp.	1,441	211,640
		1,447,774

Household Products - 1.9%
Church & Dwight Co., Inc.	2,500	212,200
Clorox Co. (The)	2,456	311,495
Colgate-Palmolive Co.	16,889	1,125,145
Kimberly-Clark Corp.	6,818	867,931
Procter & Gamble Co. (The)	50,954	4,046,257
		6,563,028

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp.	12,777	122,276
NRG Energy, Inc.	6,546	77,046
		199,322

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Industrial Conglomerates - 2.5%
3M Co.	11,532	1,737,181
Danaher Corp.	11,157	1,036,262
General Electric Co.	176,739	5,505,420
Roper Technologies, Inc.	1,841	349,403
		8,628,266

Insurance - 2.6%
ACE Ltd.	6,107	713,603
Aflac, Inc.	7,992	478,721
Allstate Corp. (The)	7,254	450,401
American International Group, Inc.	23,168	1,435,721
Aon plc	5,130	473,037
Assurant, Inc.	1,272	102,447
Chubb Corp. (The)	4,302	570,617
Cincinnati Financial Corp.	2,744	162,363
Hartford Financial Services Group, Inc. (The)	7,784	338,293
Lincoln National Corp.	4,635	232,955
Loews Corp.	5,243	201,331
Marsh & McLennan Co.'s, Inc.	9,944	551,395
MetLife, Inc.	20,846	1,004,986
Principal Financial Group, Inc.	5,048	227,059
Progressive Corp. (The)	10,994	349,609
Prudential Financial, Inc.	8,523	693,857
Torchmark Corp.	2,183	124,780
Travelers Co.'s, Inc. (The)	5,698	643,076
Unum Group	4,721	157,162
XL Group plc	5,659	221,720
		9,133,133

Internet & Catalog Retail - 2.1%
Amazon.com, Inc. *	7,196	4,863,705
Expedia, Inc.	2,202	273,709
Netflix, Inc. *	7,945	908,749
Priceline Group, Inc. (The) *	932	1,188,253
TripAdvisor, Inc. *	2,053	175,018
		7,409,434

Internet Software & Services - 4.1%
Akamai Technologies, Inc. *	3,284	172,837
Alphabet, Inc.:
Class A *	5,456	4,244,822
Class C *	5,565	4,223,167
eBay, Inc. *	20,698	568,781
Facebook, Inc., Class A *	42,524	4,450,562
VeriSign, Inc. *	1,874	163,713
Yahoo!, Inc. *	16,433	546,562
		14,370,444

12 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
IT Services - 3.5%
Accenture plc, Class A	11,679	1,220,455
Alliance Data Systems Corp. *	1,145	316,673
Automatic Data Processing, Inc.	8,638	731,811
Cognizant Technology Solutions Corp., Class A *	11,430	686,029
CSRA, Inc.	2,620	78,600
Fidelity National Information Services, Inc.	5,309	321,725
Fiserv, Inc. *	4,280	391,449
International Business Machines Corp.	16,716	2,300,456
MasterCard, Inc., Class A	18,546	1,805,639
Paychex, Inc.	5,972	315,859
PayPal Holdings, Inc. *	20,698	749,268
Teradata Corp. *	2,854	75,403
Total System Services, Inc.	3,086	153,683
Visa, Inc., Class A	36,455	2,827,085
Western Union Co. (The)	9,942	178,061
Xerox Corp.	17,929	190,585
		12,342,781

Leisure Products - 0.1%
Hasbro, Inc.	2,110	142,129
Mattel, Inc.	6,258	170,030
		312,159

Life Sciences - Tools & Services - 0.6%
Agilent Technologies, Inc.	6,148	257,048
Illumina, Inc. *	2,700	518,251
PerkinElmer, Inc.	2,230	119,461
Thermo Fisher Scientific, Inc.	7,461	1,058,343
Waters Corp. *	1,564	210,483
		2,163,586

Machinery - 1.1%
Caterpillar, Inc.	10,905	741,104
Cummins, Inc.	3,155	277,671
Deere & Co.	5,850	446,179
Dover Corp.	3,071	188,283
Flowserve Corp.	2,533	106,589
Illinois Tool Works, Inc.	6,182	572,948
Ingersoll-Rand plc	4,956	274,017
PACCAR, Inc.	6,543	310,138
Parker-Hannifin Corp.	2,596	251,760
Pentair plc	3,403	168,551
Snap-on, Inc.	1,077	184,630
Stanley Black & Decker, Inc.	2,879	307,276
Xylem, Inc.	3,390	123,735
		3,952,881

Media - 2.9%
Cablevision Systems Corp., Class A	4,231	134,969
CBS Corp., Class B	8,123	382,837
Comcast Corp., Class A	45,733	2,580,713

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Discovery Communications, Inc.:
Class A *	2,741	73,130
Class C *	5,063	127,689
Interpublic Group of Co.'s, Inc. (The)	7,815	181,933
News Corp.:
Class A	7,149	95,511
Class B	2,023	28,241
Omnicom Group, Inc.	4,629	350,230
Scripps Networks Interactive, Inc., Class A	1,779	98,219
TEGNA, Inc.	4,184	106,776
Time Warner Cable, Inc.	5,293	982,328
Time Warner, Inc.	14,974	968,368
Twenty-First Century Fox, Inc.:
Class A	21,927	595,537
Class B	8,091	220,318
Viacom, Inc., Class B	6,689	275,319
Walt Disney Co. (The)	28,486	2,993,309
		10,195,427

Metals & Mining - 0.2%
Alcoa, Inc.	24,401	240,838
Freeport-McMoRan, Inc.	21,262	143,944
Newmont Mining Corp.	9,847	177,148
Nucor Corp.	5,875	236,762
		798,692

Multi-Utilities - 1.1%
Ameren Corp.	4,476	193,497
CenterPoint Energy, Inc.	7,928	145,558
CMS Energy Corp.	5,395	194,652
Consolidated Edison, Inc.	5,403	347,251
Dominion Resources, Inc.	11,111	751,548
DTE Energy Co.	3,266	261,900
NiSource, Inc.	5,809	113,333
PG&E Corp.	9,178	488,178
Public Service Enterprise Group, Inc.	9,333	361,094
SCANA Corp.	2,659	160,843
Sempra Energy	4,419	415,430
TECO Energy, Inc.	4,324	115,235
WEC Energy Group, Inc.	5,858	300,574
		3,849,093

Multiline Retail - 0.6%
Dollar General Corp.	5,449	391,620
Dollar Tree, Inc. *	4,404	340,077
Kohl's Corp.	3,768	179,470
Macy's, Inc.	5,898	206,312
Nordstrom, Inc.	2,593	129,157
Target Corp.	11,538	837,774
		2,084,410

14 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp.	9,446	458,887
Apache Corp.	7,115	316,404
Cabot Oil & Gas Corp.	7,698	136,178
Chesapeake Energy Corp.	9,340	42,030
Chevron Corp.	35,207	3,167,222
Cimarex Energy Co.	1,700	151,946
Columbia Pipeline Group, Inc.	7,129	142,580
ConocoPhillips	23,084	1,077,792
Consol Energy, Inc.	4,241	33,504
Devon Energy Corp.	7,235	231,520
EOG Resources, Inc.	10,221	723,545
EQT Corp.	2,799	145,912
Exxon Mobil Corp.	77,968	6,077,606
Hess Corp.	4,532	219,711
Kinder Morgan, Inc.	33,725	503,177
Marathon Oil Corp.	12,472	157,022
Marathon Petroleum Corp.	9,982	517,467
Murphy Oil Corp.	3,112	69,864
Newfield Exploration Co. *	2,965	96,540
Noble Energy, Inc.	8,017	264,000
Occidental Petroleum Corp.	14,381	972,299
Oneok, Inc.	3,835	94,571
Phillips 66	8,984	734,891
Pioneer Natural Resources Co.	2,777	348,180
Range Resources Corp.	3,111	76,562
Southwestern Energy Co. *	7,013	49,862
Spectra Energy Corp.	12,373	296,210
Tesoro Corp.	2,255	237,609
Valero Energy Corp.	9,018	637,663
Williams Co.'s, Inc. (The)	12,801	328,986
		18,309,740

Personal Products - 0.1%
Estee Lauder Co.'s, Inc. (The), Class A	4,168	367,034

Pharmaceuticals - 5.6%
Allergan plc *	7,386	2,308,125
Bristol-Myers Squibb Co.	31,210	2,146,936
Eli Lilly & Co.	18,284	1,540,610
Endo International plc *	3,907	239,187
Johnson & Johnson	51,870	5,328,086
Mallinckrodt plc *	2,190	163,440
Merck & Co., Inc.	52,321	2,763,595
Mylan NV *	7,707	416,717
Perrigo Co. plc	2,738	396,189
Pfizer, Inc.	115,719	3,735,409
Zoetis, Inc.	8,613	412,735
		19,451,029

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Professional Services - 0.3%
Dun & Bradstreet Corp. (The)	675	70,153
Equifax, Inc.	2,251	250,694
Nielsen Holdings PLC	6,932	323,031
Robert Half International, Inc.	2,535	119,500
Verisk Analytics, Inc., Class A*	3,000	230,640
		994,018

Real Estate Investment Trusts - 2.6%
American Tower Corp.	7,921	767,941
Apartment Investment & Management Co., Class A	2,926	117,128
AvalonBay Communities, Inc.	2,564	472,109
Boston Properties, Inc.	2,823	360,045
Crown Castle International Corp.	6,319	546,278
Equinix, Inc.	1,161	351,086
Equity Residential	6,815	556,036
Essex Property Trust, Inc.	1,220	292,080
General Growth Properties, Inc.	10,968	298,439
HCP, Inc.	8,453	323,243
Host Hotels & Resorts, Inc.	13,964	214,208
Iron Mountain, Inc.	3,380	91,294
Kimco Realty Corp.	7,575	200,435
Macerich Co. (The)	2,616	211,085
Plum Creek Timber Co., Inc.	3,281	156,569
Prologis, Inc.	9,811	421,088
Public Storage	2,719	673,496
Realty Income Corp.	4,681	241,680
Simon Property Group, Inc.	5,797	1,127,169
SL Green Realty Corp.	1,840	207,883
Ventas, Inc.	6,171	348,230
Vornado Realty Trust	3,325	332,367
Welltower, Inc.	6,572	447,093
Weyerhaeuser Co.	9,712	291,166
		9,048,148

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A *	5,445	188,288

Road & Rail - 0.7%
CSX Corp.	18,528	480,802
JB Hunt Transport Services, Inc.	1,700	124,712
Kansas City Southern	2,035	151,953
Norfolk Southern Corp.	5,592	473,027
Ryder System, Inc.	1,055	59,956
Union Pacific Corp.	15,997	1,250,965
		2,541,415

Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	5,795	320,579
Applied Materials, Inc.	21,522	401,816
Avago Technologies Ltd.	4,875	707,606

16 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Broadcom Corp., Class A	10,489	606,474
First Solar, Inc. *	1,396	92,122
Intel Corp.	88,383	3,044,794
KLA-Tencor Corp.	3,059	212,142
Lam Research Corp.	2,991	237,545
Linear Technology Corp.	4,364	185,339
Microchip Technology, Inc.	3,961	184,345
Micron Technology, Inc. *	20,170	285,607
NVIDIA Corp.	9,538	314,373
Qorvo, Inc. *	2,653	135,038
Skyworks Solutions, Inc.	3,578	274,898
Texas Instruments, Inc.	18,999	1,041,335
Xilinx, Inc.	4,959	232,924
		8,276,937

Software - 4.2%
Activision Blizzard, Inc.	9,400	363,874
Adobe Systems, Inc. *	9,337	877,118
Autodesk, Inc. *	4,204	256,150
CA, Inc.	5,883	168,018
Citrix Systems, Inc. *	2,881	217,948
Electronic Arts, Inc. *	5,801	398,645
Intuit, Inc.	4,945	477,193
Microsoft Corp.	149,607	8,300,196
Oracle Corp.	59,962	2,190,412
Red Hat, Inc. *	3,493	289,255
Salesforce.com, Inc. *	11,641	912,654
Symantec Corp.	12,760	267,960
		14,719,423

Specialty Retail - 2.5%
Advance Auto Parts, Inc.	1,350	203,188
AutoNation, Inc. *	1,361	81,197
AutoZone, Inc. *	579	429,566
Bed Bath & Beyond, Inc. *	3,234	156,041
Best Buy Co., Inc.	5,759	175,362
CarMax, Inc. *	3,917	211,400
GameStop Corp., Class A	1,998	56,024
Gap, Inc. (The)	4,464	110,261
Home Depot, Inc. (The)	23,746	3,140,408
L Brands, Inc.	4,821	461,948
Lowe's Co.'s, Inc.	17,139	1,303,250
O'Reilly Automotive, Inc. *	1,847	468,067
Ross Stores, Inc.	7,585	408,149
Signet Jewelers Ltd.	1,500	185,535
Staples, Inc.	11,929	112,968
Tiffany & Co.	2,047	156,166
TJX Co.'s, Inc. (The)	12,540	889,211
Tractor Supply Co.	2,555	218,452
Urban Outfitters, Inc. *	2,033	46,251
		8,813,444

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	104,421	10,991,355
EMC Corp.	36,360	933,725
Hewlett Packard Enterprise Co.	33,906	515,371
HP, Inc.	33,906	401,447
NetApp, Inc.	5,814	154,246
SanDisk Corp.	3,759	285,646
Seagate Technology plc	5,667	207,752
Western Digital Corp.	4,323	259,596
		13,749,138

Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	5,058	165,548
Fossil Group, Inc. *	838	30,637
Hanesbrands, Inc.	7,477	220,048
Michael Kors Holdings Ltd. *	3,447	138,087
NIKE, Inc., Class B	25,274	1,579,625
PVH Corp.	1,525	112,316
Ralph Lauren Corp.	1,080	120,399
Under Armour, Inc., Class A *	3,377	272,220
VF Corp.	6,351	395,350
		3,034,230

Tobacco - 1.6%
Altria Group, Inc.	36,865	2,145,912
Philip Morris International, Inc.	29,004	2,549,742
Reynolds American, Inc.	15,370	709,325
		5,404,979

Trading Companies & Distributors - 0.2%
Fastenal Co.	5,444	222,224
United Rentals, Inc. *	1,777	128,904
W.W. Grainger, Inc.	1,124	227,711
		578,839

Total Common Stocks (Cost $202,472,810)		335,698,902

EXCHANGE-TRADED PRODUCTS - 1.7%
SPDR S&P 500 ETF Trust	29,250	5,963,782

Total Exchange-Traded Products (Cost $5,947,380)		5,963,782

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.4%
United States Treasury Bills, 0.15%, 3/31/16 ^	1,500,000	1,499,367

Total U.S. Treasury Obligations (Cost $1,499,415)		1,499,367

18 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 1.5%
State Street Bank Time Deposit, 0.278%, 1/4/16	5,047,862	5,047,862

Total Time Deposit (Cost $5,047,862)		5,047,862

TOTAL INVESTMENTS (Cost $214,967,467) - 100.1%		348,209,913
Other assets and liabilities, net - (0.1)%		(244,671)
NET ASSETS - 100.0%		$347,965,242

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini S&P 500 Index^	24	3/16	$2,442,480	$41,220
S&P 500 Index^	9	3/16	4,579,650	76,905
Total Long				$118,125

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Futures collateralized by $1,500,000 par value of U.S. Treasury Bills.
(a) This security was valued under the direction of the Board of Directors. See Note A.

Abbreviations:
ETF:	Exchange-Traded Fund
CVR:	Contingent Value Rights
LLC:	Limited Liability Corporation
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 19

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $214,967,467) - see accompanying schedule	$348,209,913
Cash	4,105
Receivable for shares sold	3,357
Dividends and interest receivable	486,442
Directors' deferred compensation plan	226,858
Total assets	348,930,675

LIABILITIES
Payable for securities purchased	38,441
Payable for shares redeemed	414,450
Payable for futures contracts variation margin	66,240
Payable to Calvert Investment Management, Inc.	72,515
Payable to Calvert Investment Administrative Services, Inc.	29,927
Payable to Calvert Investment Services, Inc.	3,477
Directors' deferred compensation plan	226,858
Accrued expenses and other liabilities	113,525
Total liabilities	965,433
NET ASSETS	$347,965,242

NET ASSETS CONSIST OF:
Paid-in capital applicable to 3,104,954 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized	$219,167,902
Undistributed net investment income	5,805,719
Accumulated net realized gain (loss)	(10,368,950)
Net unrealized appreciation (depreciation)	133,360,571
NET ASSETS	$347,965,242

NET ASSET VALUE PER SHARE	$112.07
See notes to financial statements.

20 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $515)	$7,427,760
Interest income	11,225
Total investment income	7,438,985

Expenses:
Investment advisory fee	899,065
Administrative fees	359,626
Transfer agency fees and expenses	33,716
Directors' fees and expenses	64,797
Accounting fees	66,568
Custodian fees	66,369
Professional fees	50,155
Reports to shareholders	53,782
Licensing fees	42,213
Miscellaneous	22,303
Total expenses	1,658,594
Reimbursement from Advisor	(148,166)
Net expenses	1,510,428
NET INVESTMENT INCOME	5,928,557

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,815,409
Futures	(195,028)
7,620,381

Change in unrealized appreciation (depreciation) on:
Investments	(10,278,764)
Futures	(54,775)
(10,333,539)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,713,158)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,215,399
See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 21

CALVERT VP S&P 500 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$5,928,557	$5,595,559
Net realized gain (loss)	7,620,381	30,984,197
Change in unrealized appreciation (depreciation)	(10,333,539)	7,642,425

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,215,399	44,222,181

Distributions to shareholders from:
Net investment income	(652,135)	(5,642,605)
Net realized gain	(5,882,206)	(29,898,617)
Total distributions	(6,534,341)	(35,541,222)

Capital share transactions:
Shares sold	46,515,764	25,564,791
Reinvestment of distributions	6,534,339	35,541,222
Shares issued from merger (See Note E)	—	9,936,888
Shares redeemed	(63,247,953)	(71,929,561)
Total capital share transactions	(10,197,850)	(886,660)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,516,792)	7,794,299

NET ASSETS
Beginning of year	361,482,034	353,687,735
End of year (including undistributed net investment income of $5,805,719 and $652,113, respectively)	$347,965,242	$361,482,034

CAPITAL SHARE ACTIVITY
Shares sold	404,834	219,083
Reinvestment of distributions	57,344	311,056
Shares issued from merger (See Note E)	—	87,703
Shares redeemed	(554,116)	(618,357)
Total capital share activity	(91,938)	(515)
See notes to financial statements.

22 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable

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inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement     price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, securities valued at $774, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$335,698,128	$774	$—	$335,698,902
Exchange-Traded Products	5,963,782	—	—	5,963,782
U.S. Treasury Obligations	—	1,499,367	—	1,499,367
Time Deposit	—	5,047,862	—	5,047,862
TOTAL	$341,661,910	$6,548,003	$—	$348,209,913
Futures Contracts ***	$118,125	$—	$—	$118,125

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry type, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$118,125*	Unrealized depreciation on futures contracts	($—)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($195,028)	($54,775)

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During the year, the Portfolio invested in E-Mini S&P 500 Index and S&P 500 Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures Contracts long	78
Futures Contracts short	—
* Averages are based on activity levels during the year ended December 31, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Portfolio who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.25%, of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is 0.42%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.

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On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all share classes commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class I (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $26,972 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Portfolio who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $13,863,228 and $14,989,118, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
2016	($4,955,593)
2017	(509,504)
2018	(2,611,900)
NO EXPIRATION DATE
Long-term	($844,503)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$652,135	$7,913,642
Long-term capital gains	5,882,206	27,627,580
Total	$6,534,341	$35,541,222
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$134,274,304
Unrealized (depreciation)	(6,741,176)
Net unrealized appreciation (depreciation)	$127,533,128
Undistributed ordinary income	$5,805,719
Undistributed long-term capital gain	$4,379,993
Capital loss carryforward	($8,921,500)
Federal income tax cost of investments	$220,676,785

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, real estate investment trusts and Section 1256 futures contracts.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($122,816)
Accumulated net realized gain (loss)	3,427,791
Paid-in capital	(3,304,975)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — REORGANIZATION
On December 11, 2013, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert VP SRI Equity Portfolio (“Equity”) in exchange for shares of the acquiring portfolio, Calvert VP S&P 500 Index Portfolio (“S&P 500”) and the assumption of the liabilities of Equity.
Shareholders approved the Plan at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
Equity	414,513	S&P 500	87,703	$9,936,888
For financial reporting purposes, assets received and shares issued by S&P 500 were recorded at fair value; however, the cost basis of the investments received from Equity were carried forward to align ongoing reporting of S&P 500’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

		Unrealized Appreciation
Merged Portfolio	Net Assets	(Depreciation)	Acquiring Portfolio	Net Assets
Equity	$9,936,888	$3,099,235	S&P 500	$353,291,843
Assuming the acquisition had been completed on January 1, 2014, S&P 500’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income .................................................................................................$ 5,602,503 (a)
Net realized and change in unrealized gain (loss) on investments............................... $38,567,547 (b)
Net increase (decrease) in assets from operations........................................................ $44,170,050
Because S&P 500 and Equity sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Equity that have been included in S&P 500’s Statement of Operations since April 30, 2014.

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(a) $5,595,559 as reported, plus $6,944 from Equity pre-merger.
(b) $38,626,622 as reported, plus ($59,075) from Equity pre-merger.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2015, the Portfolio considers 93.6% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $5,882,206 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP S&P 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2015(a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$113.07	$110.62	$86.62	$76.32	$78.77
Income from investment operations:
Net investment income	1.88	1.94	1.81	1.63	1.27
Net realized and unrealized gain (loss)	(0.74)	12.80	25.72	10.21	0.11
Total from investment operations	1.14	14.74	27.53	11.84	1.38
Distributions from:
Net investment income	(0.21)	(1.95)	(1.95)	(1.54)	(1.25)
Net realized gain	(1.93)	(10.34)	(1.58)	—	(2.58)
Total distributions	(2.14)	(12.29)	(3.53)	(1.54)	(3.83)
Total increase (decrease) in net asset value	(1.00)	2.45	24.00	10.30	(2.45)
Net asset value, ending	$112.07	$113.07	$110.62	$86.62	$76.32
Total return(b)	0.98%	13.21%	31.87%	15.55%	1.73%
Ratios to average net assets: (c)
Net investment income	1.65%	1.59%	1.69%	1.90%	1.70%
Total expenses	0.46%	0.46%	0.48%	0.45%	0.46%
Net expenses	0.42%	0.42%	0.42%	0.41%	0.39%
Portfolio turnover	4%	9%	11%	5%	7%
Net assets, ending (in thousands)	$347,965	$361,482	$353,688	$285,405	$259,068

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

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generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor is currently reimbursing a portion of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor is currently reimbursing a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2015, as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 33

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

34 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

36 www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP S&P MidCap 400 Index Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
4	Understanding Your Fund's Expenses
5	Report of Independent Registered Public Accounting Firm
6	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
30	Proxy Voting
30	Availability of Quarterly Portfolio Holdings
30	Basis for Board’s Approval of Investment Advisory Contracts
33	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

Kevin Keene Ameritas Investment Partners, Inc.
Market Review
The broad domestic equity market was largely unchanged for 2015 as the market grappled with competing economic forces. The first six months of the year were marked by generally calm equity markets and the last six months saw a significant increase in volatility. After much speculation and anticipation, the Federal Reserve increased short-term interest rates in December for the first time in nearly 10 years. Turmoil in Chinese markets finally spread across the globe as the Standard & Poor's (S&P) MidCap 400 Index lost 10% over a six week period. Domestic economic data has been generally positive, if not robust. Unemployment stands at nearly 5% at year-end; however gross domestic product (GDP) growth has been weak by historical recovery standards.
Investment Strategy and Technique:
As an index fund the Calvert VP S&P MidCap 400 Index Portfolio (the Portfolio) seeks as closely as possible to replicate the holdings and match the performance of the S&P MidCap 400 Index. In pursuit of this objective, the Portfolio employs a passive management approach and holds each member of the index. Cash holdings gain exposure to the index via futures contracts so that 100% of the Portfolio’s assets are fully invested.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2015, the Portfolio’s Class I shares returned -2.68% compared with -2.18% for the Standard & Poor’s (S&P) MidCap 400 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. The Portfolio continued to meet its objective by closely tracking the Index. Midcap stocks underperformed the broad equity market as the consumer discretionary and consumer staples sectors within the midcap universe significantly underperformed these sectors in the broad equity market.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	25.6%
Information Technology	15.8%
Industrials	14.3%
Consumer Discretionary	12.1%
Health Care	9.3%
Materials	6.1%
Utilities	4.8%
Short-Term Investments	3.7%
Consumer Staples	3.3%
Energy	2.8%
Exchange-Traded Products	1.6%
Government	0.4%
Telecommunication Services	0.2%
Total	100.0%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Jarden Corp.	0.8%
Extra Space Storage, Inc.	0.7%
Acuity Brands, Inc.	0.7%
Alaska Air Group, Inc.	0.7%
Federal Realty Investment Trust	0.6%
UDR, Inc.	0.6%
Hologic, Inc.	0.6%
Mettler-Toledo International, Inc.	0.6%
LKQ Corp.	0.6%
Foot Locker, Inc.	0.6%
Total	6.5%

Positioning and Market Outlook
Entering 2016, the outlook for equities is mixed. The economy continues to expand modestly and headline employment is nearing peak levels. With the Federal Reserve increasing interest rates for the first time in almost a decade, it is giving the economy a vote of confidence.

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However, there is no shortage of risk as we enter the new year. The bull market that began in 2009 is starting to show its age as questions arise over its ability to continue now that the Federal Reserve has essentially taken its foot off the gas. Commodity price declines continue to point to weak global growth, which will be a headwind to new highs in the stock market.
Ameritas Investment Partners, Inc.
December 2015

2 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	-2.68%	10.12%	7.59%
Class F	-2.90%	9.85%	7.35%
S&P MidCap 400 Index	-2.18%	10.68%	8.18%

Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.53%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 3

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class I
Actual	0.55%	$1,000.00	$936.40	$2.68
Hypothetical (5% return per year before expenses)	0.55%	$1,000.00	$1,022.43	$2.80
Class F
Actual	0.77%	$1,000.00	$935.40	$3.76
Hypothetical (5% return per year before expenses)	0.77%	$1,000.00	$1,021.32	$3.92

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

4 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400 Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 94.2%
Aerospace & Defense - 1.6%
B/E Aerospace, Inc.	15,929	674,912
Esterline Technologies Corp. *	4,463	361,503
Huntington Ingalls Industries, Inc.	7,090	899,366
KLX, Inc. *	7,791	239,885
Orbital ATK, Inc.	8,914	796,377
Teledyne Technologies, Inc. *	5,301	470,199
Triumph Group, Inc.	7,466	296,773
		3,739,015

Airlines - 1.1%
Alaska Air Group, Inc.	19,126	1,539,834
JetBlue Airways Corp. *	47,290	1,071,119
		2,610,953

Auto Components - 0.4%
Dana Holding Corp.	23,076	318,449
Gentex Corp.	44,389	710,668
		1,029,117

Automobiles - 0.2%
Thor Industries, Inc.	6,863	385,357

Banks - 5.2%
Associated Banc-Corp.	22,871	428,831
BancorpSouth, Inc.	12,836	307,936
Bank of Hawaii Corp.	6,450	405,705
Bank of the Ozarks, Inc.	12,275	607,121
Cathay General Bancorp	11,540	361,548
Commerce Bancshares, Inc.	12,661	538,595
Cullen/Frost Bankers, Inc.	8,259	495,540
East West Bancorp, Inc.	21,580	896,865
First Horizon National Corp.	36,122	524,491
First Niagara Financial Group, Inc.	52,709	571,893
FirstMerit Corp.	24,625	459,256
Fulton Financial Corp.	26,495	344,700
Hancock Holding Co.	11,680	293,986
International Bancshares Corp.	8,718	224,053
PacWest Bancorp	16,981	731,881
Prosperity Bancshares, Inc.	9,890	473,335
Signature Bank *	7,622	1,168,986
SVB Financial Group *	7,772	924,091
Synovus Financial Corp.	19,974	646,758
TCF Financial Corp.	25,330	357,660
Trustmark Corp.	9,915	228,442

6 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Umpqua Holdings Corp.	33,130	526,767
Valley National Bancorp	33,459	329,571
Webster Financial Corp.	13,613	506,267
		12,354,278

Beverages - 0.1%
Boston Beer Company, Inc. (The), Class A *	1,457	294,183

Biotechnology - 0.5%
United Therapeutics Corp. *	6,841	1,071,369

Building Products - 1.3%
A.O. Smith Corp.	11,285	864,544
Fortune Brands Home & Security, Inc.	24,103	1,337,716
Lennox International, Inc.	6,020	751,898
		2,954,158

Capital Markets - 1.9%
Eaton Vance Corp.	17,803	577,351
Federated Investors, Inc., Class B	14,328	410,497
Janus Capital Group, Inc.	21,978	309,670
Raymond James Financial, Inc.	19,103	1,107,401
SEI Investments Co.	20,932	1,096,837
Stifel Financial Corp. *	10,430	441,815
Waddell & Reed Financial, Inc., Class A	12,562	360,027
WisdomTree Investments, Inc.	17,211	269,868
		4,573,466

Chemicals - 2.9%
Albemarle Corp.	16,860	944,329
Ashland, Inc.	9,570	982,839
Cabot Corp.	9,557	390,690
Chemours Co. (The)	27,100	145,256
Minerals Technologies, Inc.	5,208	238,839
NewMarket Corp.	1,520	578,710
Olin Corp.	25,266	436,091
PolyOne Corp.	13,023	413,610
RPM International, Inc.	19,977	880,187
Scotts Miracle-Gro Co. (The), Class A	6,810	439,313
Sensient Technologies Corp.	6,825	428,746
Valspar Corp. (The)	11,034	915,270
		6,793,880

Commercial Services & Supplies - 1.6%
Clean Harbors, Inc. *	8,020	334,033
Copart, Inc. *	15,364	583,986
Deluxe Corp.	7,500	409,050
Herman Miller, Inc.	8,745	250,981
HNI Corp.	6,671	240,556
MSA Safety, Inc.	4,650	202,136
Rollins, Inc.	14,235	368,686
RR Donnelley & Sons Co.	31,187	459,073

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Travel Centers of America LLC (a)	60,000	—
Waste Connections, Inc.	18,438	1,038,428
		3,886,929

Communications Equipment - 1.0%
ARRIS Group, Inc. *	20,259	619,317
Ciena Corp. *	18,972	392,531
InterDigital, Inc.	5,497	269,573
NetScout Systems, Inc. *	15,132	464,552
Plantronics, Inc.	5,083	241,036
Polycom, Inc. *	20,274	255,250
		2,242,259

Construction & Engineering - 0.5%
AECOM *	22,549	677,146
Granite Construction, Inc.	5,915	253,813
KBR, Inc.	21,492	363,645
		1,294,604

Construction Materials - 0.2%
Eagle Materials, Inc.	7,532	455,159

Consumer Finance - 0.2%
SLM Corp. *	63,661	415,070

Containers & Packaging - 1.4%
AptarGroup, Inc.	9,371	680,803
Bemis Co., Inc.	14,684	656,228
Greif, Inc., Class A	3,861	118,957
Packaging Corp. of America	14,617	921,602
Silgan Holdings, Inc.	6,077	326,457
Sonoco Products Co.	15,137	618,649
		3,322,696

Distributors - 0.6%
LKQ Corp. *	46,107	1,366,150

Diversified Consumer Services - 0.7%
DeVry Education Group, Inc.	8,485	214,756
Graham Holdings Co., Class B	666	322,990
Service Corp. International	29,658	771,701
Sotheby's	9,274	238,898
		1,548,345

Diversified Financial Services - 1.5%
CBOE Holdings, Inc.	12,517	812,353
FactSet Research Systems, Inc.	6,221	1,011,348
MarketAxess Holdings, Inc.	5,600	624,904
MSCI, Inc.	13,915	1,003,689
		3,452,294

8 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Electric Utilities - 1.8%
Cleco Corp.	8,989	469,316
Great Plains Energy, Inc.	23,175	632,909
Hawaiian Electric Industries, Inc.	16,107	466,298
IDACORP, Inc.	7,491	509,388
OGE Energy Corp.	29,988	788,384
PNM Resources, Inc.	11,788	360,359
Westar Energy, Inc.	21,332	904,690
		4,131,344

Electrical Equipment - 1.2%
Acuity Brands, Inc.	6,608	1,544,950
Hubbell, Inc.	8,197	828,225
Regal-Beloit Corp.	6,721	393,313
		2,766,488

Electronic Equipment & Instruments - 3.6%
Arrow Electronics, Inc. *	14,116	764,805
Avnet, Inc.	19,924	853,544
Belden, Inc.	6,395	304,914
Cognex Corp.	13,065	441,205
FEI Co.	6,166	491,985
Ingram Micro, Inc., Class A	23,431	711,834
IPG Photonics Corp. *	5,497	490,113
Jabil Circuit, Inc.	28,567	665,326
Keysight Technologies, Inc. *	25,658	726,891
Knowles Corp. *	13,274	176,942
National Instruments Corp.	15,217	436,576
SYNNEX Corp.	4,430	398,390
Tech Data Corp. *	5,306	352,212
Trimble Navigation Ltd. *	37,805	810,917
Vishay Intertechnology, Inc.	20,202	243,434
Zebra Technologies Corp., Class A *	7,756	540,205
		8,409,293

Energy Equipment & Services - 1.2%
Atwood Oceanics, Inc.	8,854	90,576
Dril-Quip, Inc. *	5,803	343,712
Nabors Industries Ltd.	43,506	370,236
Noble Corp. plc	36,100	380,855
Oceaneering International, Inc.	14,807	555,559
Oil States International, Inc. *	7,736	210,806
Patterson-UTI Energy, Inc.	22,015	331,986
Rowan Co.'s plc, Class A	18,600	315,270
Superior Energy Services, Inc.	22,560	303,883
		2,902,883

Food & Staples Retailing - 0.5%
Casey's General Stores, Inc.	5,887	709,089
SUPERVALU, Inc. *	39,793	269,797
United Natural Foods, Inc. *	7,517	295,869
		1,274,755

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Food Products - 2.1%
Dean Foods Co.	13,920	238,728
Flowers Foods, Inc.	28,178	605,545
Hain Celestial Group, Inc. (The) *	15,385	621,400
Ingredion, Inc.	10,749	1,030,184
Lancaster Colony Corp.	2,854	329,523
Post Holdings, Inc. *	9,370	578,129
Tootsie Roll Industries, Inc.	2,685	84,819
TreeHouse Foods, Inc. *	6,433	504,733
WhiteWave Foods Co. (The) *	26,594	1,034,773
		5,027,834

Gas Utilities - 1.6%
Atmos Energy Corp.	15,320	965,773
National Fuel Gas Co.	12,668	541,557
ONE Gas, Inc.	7,886	395,641
Questar Corp.	26,382	513,921
UGI Corp.	25,975	876,916
WGL Holdings, Inc.	7,475	470,850
		3,764,658

Health Care Equipment & Supplies - 4.1%
Align Technology, Inc. *	10,921	719,148
Cooper Co.'s, Inc. (The)	7,337	984,625
Halyard Health, Inc. *	7,000	233,870
Hill-Rom Holdings, Inc.	8,521	409,519
Hologic, Inc. *	37,147	1,437,217
IDEXX Laboratories, Inc. *	13,821	1,007,827
LivaNova plc *	6,350	377,000
ResMed, Inc.	21,129	1,134,416
Sirona Dental Systems, Inc. *	8,352	915,129
STERIS plc	12,955	976,030
Teleflex, Inc.	6,230	818,934
West Pharmaceutical Services, Inc.	10,800	650,376
		9,664,091

Health Care Providers & Services - 2.7%
Amsurg Corp. *	8,100	615,600
Centene Corp. *	17,862	1,175,498
Community Health Systems, Inc. *	17,699	469,555
Health Net, Inc. *	11,567	791,877
LifePoint Health, Inc. *	6,624	486,202
Mednax, Inc. *	14,132	1,012,699
Molina Healthcare, Inc. *	6,147	369,619
Owens & Minor, Inc.	9,333	335,801
VCA, Inc. *	12,190	670,450
WellCare Health Plans, Inc. *	6,604	516,499
		6,443,800

Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. *	28,379	436,469

10 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Hotels, Restaurants & Leisure - 2.0%
Brinker International, Inc.	9,167	439,558
Buffalo Wild Wings, Inc. *	2,838	453,087
Cheesecake Factory, Inc. (The)	6,843	315,531
Cracker Barrel Old Country Store, Inc.	3,600	456,588
Domino's Pizza, Inc.	8,276	920,705
Dunkin' Brands Group, Inc.	13,982	595,493
International Speedway Corp., Class A	4,137	139,499
Jack in the Box, Inc.	5,494	421,445
Panera Bread Co., Class A *	3,592	699,650
Wendy's Co. (The)	32,793	353,180
		4,794,736

Household Durables - 2.4%
CalAtlantic Group, Inc.	11,550	437,976
Jarden Corp. *	31,262	1,785,685
KB Home	13,594	167,614
MDC Holdings, Inc.	5,956	152,057
NVR, Inc. *	555	911,865
Tempur Sealy International, Inc. *	9,297	655,067
Toll Brothers, Inc. *	24,358	811,121
TRI Pointe Group, Inc. *	22,000	278,740
Tupperware Brands Corp.	7,514	418,154
		5,618,279

Household Products - 0.1%
Energizer Holdings, Inc.	9,339	318,086

Independent Power and Renewable Electricity Producers - 0.0%
Talen Energy Corp. *	9,652	60,132

Industrial Conglomerates - 0.4%
Carlisle Co.'s, Inc.	9,798	868,985

Insurance - 5.3%
Alleghany Corp. *	2,350	1,123,136
American Financial Group, Inc.	10,791	777,815
Arthur J. Gallagher & Co.	26,668	1,091,788
Aspen Insurance Holdings Ltd.	9,130	440,979
Brown & Brown, Inc.	17,659	566,854
CNO Financial Group, Inc.	28,067	535,799
Endurance Specialty Holdings Ltd.	9,251	591,972
Everest Re Group Ltd.	6,502	1,190,451
First American Financial Corp.	16,203	581,688
Genworth Financial, Inc., Class A *	73,181	272,965
Hanover Insurance Group, Inc. (The)	6,527	530,906
Kemper Corp.	7,405	275,836
Mercury General Corp.	5,370	250,081
Old Republic International Corp.	36,697	683,665
Primerica, Inc.	7,450	351,864
Reinsurance Group of America, Inc.	9,926	849,169

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
RenaissanceRe Holdings Ltd.	6,618	749,091
StanCorp Financial Group, Inc.	6,335	721,430
WR Berkley Corp.	14,976	819,936
		12,405,425

Internet & Catalog Retail - 0.1%
HSN, Inc.	4,800	243,216

Internet Software & Services - 0.4%
j2 Global, Inc.	6,905	568,420
Rackspace Hosting, Inc. *	17,164	434,592
		1,003,012

IT Services - 3.9%
Acxiom Corp. *	11,722	245,224
Broadridge Financial Solutions, Inc.	17,766	954,567
Computer Sciences Corp.	20,946	684,515
Convergys Corp.	15,004	373,450
CoreLogic, Inc. *	13,498	457,042
DST Systems, Inc.	4,909	559,920
Gartner, Inc. *	12,457	1,129,850
Global Payments, Inc.	19,564	1,262,074
Jack Henry & Associates, Inc.	12,063	941,638
Leidos Holdings, Inc.	9,634	542,009
MAXIMUS, Inc.	9,901	556,931
NeuStar, Inc., Class A *	8,302	198,999
Science Applications International Corp.	6,292	288,048
VeriFone Systems, Inc. *	17,099	479,114
WEX, Inc. *	5,832	515,549
		9,188,930

Leisure Products - 0.8%
Brunswick Corp.	13,741	694,058
Polaris Industries, Inc.	9,172	788,333
Vista Outdoor, Inc. *	9,488	422,311
		1,904,702

Life Sciences - Tools & Services - 1.5%
Bio-Rad Laboratories, Inc., Class A *	3,138	435,115
Bio-Techne Corp.	5,582	502,380
Charles River Laboratories International, Inc. *	7,114	571,895
Mettler-Toledo International, Inc. *	4,129	1,400,268
PAREXEL International Corp. *	8,035	547,344
		3,457,002

Machinery - 3.9%
AGCO Corp.	11,258	511,001
CLARCOR, Inc.	7,547	374,935
Crane Co.	7,332	350,763
Donaldson Co., Inc.	18,619	533,621
Graco, Inc.	8,439	608,199
IDEX Corp.	11,523	882,777

12 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
ITT Corp.	13,467	489,121
Joy Global, Inc.	15,000	189,150
Kennametal, Inc.	11,887	228,230
Lincoln Electric Holdings, Inc.	9,952	516,409
Nordson Corp.	8,083	518,525
Oshkosh Corp.	11,291	440,801
Terex Corp.	15,936	294,497
Timken Co. (The)	10,882	311,116
Toro Co. (The)	8,220	600,635
Trinity Industries, Inc.	23,401	562,092
Valmont Industries, Inc.	3,532	374,463
Wabtec Corp.	14,483	1,030,031
Woodward, Inc.	8,626	428,367
		9,244,733

Marine - 0.2%
Kirby Corp. *	8,229	433,010

Media - 1.4%
AMC Networks, Inc., Class A *	9,145	682,949
Cable One, Inc.	666	288,818
Cinemark Holdings, Inc.	15,654	523,313
DreamWorks Animation SKG, Inc., Class A *	10,941	281,950
John Wiley & Sons, Inc., Class A	7,418	334,032
Live Nation Entertainment, Inc. *	21,810	535,872
Meredith Corp.	5,657	244,665
New York Times Co., (The) Class A	18,719	251,209
Time, Inc.	16,423	257,348
		3,400,156

Metals & Mining - 1.3%
Allegheny Technologies, Inc.	16,000	180,000
Carpenter Technology Corp.	7,558	228,781
Commercial Metals Co.	17,437	238,712
Compass Minerals International, Inc.	4,994	375,898
Reliance Steel & Aluminum Co.	10,813	626,181
Royal Gold, Inc.	9,776	356,531
Steel Dynamics, Inc.	36,309	648,842
United States Steel Corp.	21,600	172,368
Worthington Industries, Inc.	7,253	218,605
		3,045,918

Multi-Utilities - 1.1%
Alliant Energy Corp.	17,109	1,068,457
Black Hills Corp.	7,724	358,625
MDU Resources Group, Inc.	29,227	535,439
Vectren Corp.	12,281	520,960
		2,483,481

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Multiline Retail - 0.2%
Big Lots, Inc.	7,479	288,241
J.C. Penney Co., Inc. *	45,388	302,284
		590,525

Oil, Gas & Consumable Fuels - 1.6%
California Resources Corp.	46,378	108,061
Denbury Resources, Inc.	53,121	107,304
Energen Corp.	11,819	484,461
Gulfport Energy Corp. *	15,993	392,948
HollyFrontier Corp.	27,605	1,101,163
QEP Resources, Inc.	23,800	318,920
SM Energy Co.	9,986	196,325
Western Refining, Inc.	10,463	372,692
World Fuel Services Corp.	10,719	412,253
WPX Energy, Inc. *	35,001	200,906
		3,695,033

Paper & Forest Products - 0.3%
Domtar Corp.	9,478	350,212
Louisiana-Pacific Corp. *	21,361	384,712
		734,924

Personal Products - 0.4%
Avon Products, Inc.	65,356	264,692
Edgewell Personal Care Co.	9,061	710,110
		974,802

Pharmaceuticals - 0.3%
Akorn, Inc. *	11,835	441,564
Catalent, Inc. *	15,000	375,450
		817,014

Professional Services - 1.2%
CEB, Inc.	4,992	306,459
FTI Consulting, Inc. *	6,201	214,927
Manpowergroup, Inc.	11,111	936,546
Towers Watson & Co., Class A	10,481	1,346,389
		2,804,321

Real Estate Investment Trusts - 10.2%
Alexandria Real Estate Equities, Inc.	10,942	988,719
American Campus Communities, Inc.	16,865	697,199
BioMed Realty Trust, Inc.	30,266	717,002
Camden Property Trust	13,036	1,000,643
Care Capital Properties, Inc.	12,500	382,125
Communications Sales & Leasing, Inc.	17,973	335,915
Corporate Office Properties Trust	14,176	309,462
Corrections Corp. of America	17,557	465,085
Douglas Emmett, Inc.	21,045	656,183
Duke Realty Corp.	51,825	1,089,362
Equity One, Inc.	11,087	301,012

14 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Extra Space Storage, Inc.	18,633	1,643,617
Federal Realty Investment Trust	10,478	1,530,836
Highwoods Properties, Inc.	14,387	627,273
Hospitality Properties Trust	22,541	589,447
Kilroy Realty Corp.	13,851	876,491
Lamar Advertising Co., Class A	12,305	738,054
LaSalle Hotel Properties	16,974	427,066
Liberty Property Trust	22,383	694,992
Mack-Cali Realty Corp.	13,383	312,493
Mid-America Apartment Communities, Inc.	11,319	1,027,878
National Retail Properties, Inc.	20,551	823,068
Omega Healthcare Investors, Inc.	24,842	868,973
Post Properties, Inc.	8,300	491,028
Potlatch Corp.	5,968	180,472
Rayonier, Inc.	18,833	418,093
Regency Centers Corp.	14,150	963,898
Senior Housing Properties Trust	35,325	524,223
Sovran Self Storage, Inc.	5,375	576,791
Tanger Factory Outlet Centers, Inc.	14,371	469,932
Taubman Centers, Inc.	9,091	697,462
UDR, Inc.	39,357	1,478,642
Urban Edge Properties	13,878	325,439
Weingarten Realty Investors	17,093	591,076
WP GLIMCHER, Inc.	27,362	290,311
		24,110,262

Real Estate Management & Development - 0.6%
Alexander & Baldwin, Inc.	6,827	241,062
Jones Lang LaSalle, Inc.	6,798	1,086,728
		1,327,790

Road & Rail - 0.7%
Genesee & Wyoming, Inc., Class A *	8,548	458,942
Landstar System, Inc.	6,546	383,923
Old Dominion Freight Line, Inc. *	10,507	620,648
Werner Enterprises, Inc.	6,550	153,205
		1,616,718

Semiconductors & Semiconductor Equipment - 1.9%
Advanced Micro Devices, Inc. *	94,503	271,224
Atmel Corp.	62,574	538,762
Cree, Inc. *	15,512	413,705
Cypress Semiconductor Corp. *	49,770	488,244
Fairchild Semiconductor International, Inc. *	17,459	361,576
Integrated Device Technology, Inc. *	22,019	580,201
Intersil Corp., Class A	19,496	248,769
Silicon Laboratories, Inc. *	5,956	289,104
SunEdison, Inc. *	47,326	240,889
Synaptics, Inc. *	5,500	441,870
Teradyne, Inc.	31,018	641,142
		4,515,486

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Software - 4.5%
ACI Worldwide, Inc. *	17,849	381,969
ANSYS, Inc. *	13,512	1,249,860
Cadence Design Systems, Inc. *	44,900	934,369
CDK Global, Inc.	24,039	1,141,131
Commvault Systems, Inc. *	6,304	248,062
Fair Isaac Corp.	4,656	438,502
Fortinet, Inc. *	21,853	681,158
Manhattan Associates, Inc. *	11,100	734,487
Mentor Graphics Corp.	14,708	270,921
PTC, Inc. *	17,243	597,125
SolarWinds, Inc. *	9,365	551,599
Solera Holdings, Inc.	10,030	549,945
Synopsys, Inc. *	23,537	1,073,523
Tyler Technologies, Inc. *	4,900	854,168
Ultimate Software Group, Inc. (The) *	4,300	840,693
		10,547,512

Specialty Retail - 2.5%
Aaron's, Inc.	9,524	213,242
Abercrombie & Fitch Co., Class A	10,143	273,861
American Eagle Outfitters, Inc.	27,008	418,624
Ascena Retail Group, Inc. *	25,608	252,239
Cabela's, Inc. *	7,500	350,475
Chico's FAS, Inc.	20,923	223,248
CST Brands, Inc.	11,596	453,867
Dick's Sporting Goods, Inc.	13,596	480,619
Foot Locker, Inc.	20,717	1,348,469
Guess?, Inc.	9,458	178,567
Murphy USA, Inc. *	6,050	367,477
Office Depot, Inc. *	73,787	416,159
Rent-A-Center, Inc.	7,777	116,422
Williams-Sonoma, Inc.	12,653	739,062
		5,832,331

Technology Hardware, Storage & Peripherals - 0.5%
3D Systems Corp. *	15,715	136,563
Diebold, Inc.	9,724	292,595
Lexmark International, Inc., Class A	9,215	299,027
NCR Corp. *	18,721	457,916
		1,186,101

Textiles, Apparel & Luxury Goods - 0.8%
Carter's, Inc.	7,878	701,378
Deckers Outdoor Corp. *	4,993	235,670
Kate Spade & Co. *	19,154	340,367
Skechers U.S.A., Inc., Class A *	19,616	592,599
		1,870,014

16 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Thrifts & Mortgage Finance - 0.7%
New York Community Bancorp, Inc.	73,191	1,194,477
Washington Federal, Inc.	14,434	343,962
		1,538,439

Trading Companies & Distributors - 0.6%
GATX Corp.	6,399	272,277
MSC Industrial Direct Co., Inc., Class A	7,273	409,252
NOW, Inc. *	15,977	252,756
Watsco, Inc.	3,861	452,239
		1,386,524

Water Utilities - 0.3%
Aqua America, Inc.	26,582	792,144

Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	14,161	366,628

Total Common Stocks (Cost $170,208,500)		221,787,268

EXCHANGE-TRADED PRODUCTS - 1.6%
SPDR S&P MidCap 400 ETF Trust	15,200	3,862,168

Total Exchange-Traded Products (Cost $3,909,764)		3,862,168

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.4%
United States Treasury Bills, 0.152%, 3/31/16 ^	1,000,000	999,578

Total U.S. Treasury Obligations (Cost $999,611)		999,578

TIME DEPOSIT - 3.7%
State Street Bank Time Deposit, 0.278%, 1/4/16	8,616,913	8,616,913

Total Time Deposit (Cost $8,616,913)		8,616,913

TOTAL INVESTMENTS (Cost $183,734,788) - 99.9%		235,265,927
Other assets and liabilities, net - 0.1%		246,647
NET ASSETS - 100.0%		$235,512,574

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini S&P 400 Index^	69	3/16	$9,615,150	$47,020
See notes to financial statements.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 17

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Futures collateralized by $1,000,000 par value of U.S. Treasury Bills.
(a) This security was valued under the direction of the Board of Directors. See Note A.

Abbreviations:
ETF:	Exchange-Traded Fund
LLC:	Limited Liability Corporation
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

18 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $183,734,788) - see accompanying schedule	$235,265,927
Cash	14,270
Receivable for securities sold	194,227
Receivable for shares sold	207,243
Dividends and interest receivable	228,640
Directors' deferred compensation plan	153,303
Total assets	236,063,610

LIABILITIES
Payable for shares redeemed	116,302
Payable for futures contracts variation margin	89,700
Payable to Calvert Investment Management, Inc.	60,760
Payable to Calvert Investment Distributors, Inc.	2,179
Payable to Calvert Investment Administrative Services, Inc.	20,253
Payable to Calvert Investment Services, Inc.	3,949
Directors' deferred compensation plan	153,303
Accrued expenses and other liabilities	104,590
Total liabilities	551,036
NET ASSETS	$235,512,574

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,430,784 shares outstanding	$154,342,440
Class F: 140,592 shares outstanding	12,383,191
Undistributed net investment income	2,294,403
Accumulated net realized gain (loss)	14,914,381
Net unrealized appreciation (depreciation)	51,578,159
NET ASSETS	$235,512,574

NET ASSET VALUE PER SHARE
Class I (based on net assets of $222,461,638)	$91.52
Class F (based on net assets of $13,050,936)	$92.83
See notes to financial statements.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 19

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$3,997,191
Interest income	9,402
Total investment income	4,006,593

Expenses:
Investment advisory fee	754,052
Administrative fees	251,351
Transfer agency fees and expenses	31,367
Distribution Plan expenses:
Class F	21,812
Directors' fees and expenses	45,479
Accounting fees	49,526
Custodian fees	60,461
Professional fees	41,943
Reports to shareholders	62,171
Licensing fees	30,135
Miscellaneous	44,974
Total expenses	1,393,271
NET INVESTMENT INCOME	2,613,322

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	19,168,807
Futures	(567,000)
18,601,807

Change in unrealized appreciation (depreciation) on:
Investments	(27,550,721)
Futures	(123,085)
(27,673,806)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,071,999)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,458,677)
See notes to financial statements.

20 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$2,613,322	$2,484,952
Net realized gain (loss)	18,601,807	20,531,619
Change in unrealized appreciation (depreciation)	(27,673,806)	(1,034,932)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,458,677)	21,981,639

Distributions to shareholders from:
Net investment income:
Class I shares	(215,559)	(2,334,748)
Class F shares	—	(50,505)
Net realized gain:
Class I shares	(3,781,218)	(19,263,615)
Class F shares	(216,938)	(677,145)
Total distributions	(4,213,715)	(22,326,013)

Capital share transactions:
Shares sold:
Class I shares	19,394,619	18,850,465
Class F shares	5,906,496	2,499,561
Reinvestment of distributions:
Class I shares	3,996,777	21,598,364
Class F shares	216,938	727,650
Shares redeemed:
Class I shares	(32,877,804)	(43,161,985)
Class F shares	(982,332)	(690,344)
Total capital share transactions	(4,345,306)	(176,289)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,017,698)	(520,663)

NET ASSETS
Beginning of year	250,530,272	251,050,935
End of year (including undistributed net investment income of $2,294,403 and $218,147, respectively)	$235,512,574	$250,530,272

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	198,681	189,362
Class F shares	59,791	24,802
Reinvestment of distributions:
Class I shares	42,884	223,239
Class F shares	2,295	7,407
Shares redeemed:
Class I shares	(337,945)	(433,723)
Class F shares	(9,981)	(6,900)
Total capital share activity	(44,275)	4,187
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to

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materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement     price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, securities valued at $0, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$221,787,268	$—	$0	$221,787,268
Exchange-Traded Products	3,862,168	—	—	3,862,168
U.S. Treasury Obligations	—	999,578	—	999,578
Time Deposit	—	8,616,913	—	8,616,913
TOTAL	$225,649,436	$9,616,491	$0^	$235,265,927
Futures Contracts***	$47,020	$—	$—	$47,020

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities are valued at $0 and represent 0.0% of net assets.
There were no transfers between levels during the year.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$47,020*	Unrealized depreciation on futures contracts	($0)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($567,000)	($123,085)

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During the year, the Portfolio invested in E-Mini S&P 400 Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	68
Futures contracts short	-

*Averages are based on activity levels during the year ended December 31, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Portfolio who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.30% of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense caps are 0.81% for Class F and 0.57% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all share classes commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class F and I (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.

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Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.20% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $18,851 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Portfolio who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $35,078,698 and $30,754,440, respectively.

Capital Loss Carryforwards
EXPIRATION DATE
2016	($1,412,024)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$215,559	$2,385,253
Long-term capital gains	3,998,156	19,940,760
Total	$4,213,715	$22,326,013
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$68,138,857
Unrealized (depreciation)	(16,394,937)
Net unrealized appreciation (depreciation)	$51,743,920
Undistributed ordinary income	$2,294,403
Undistributed long-term capital gain	$16,160,644
Capital loss carryforward	($1,412,024)
Federal income tax cost of investments	$183,522,007
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due wash sales, real estate investment trusts and Section 1256 futures contracts.

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Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed net investment income	($321,507)
Accumulated net realized gain (loss)	1,484,058
Paid-in capital	(1,162,551)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio considers 100.0% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $3,998,156 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)	December 31, 2011 (a)
Net asset value, beginning	$95.73	$96.10	$75.22	$66.38	$68.39
Income from investment operations:
Net investment income	1.02	1.00	0.88	0.86	0.59
Net realized and unrealized gain (loss)	(3.56)	7.99	23.70	10.58	(2.12)
Total from investment operations	(2.54)	8.99	24.58	11.44	(1.53)
Distributions from:
Net investment income	(0.09)	(1.01)	(0.82)	(0.72)	(0.48)
Net realized gain	(1.58)	(8.35)	(2.88)	(1.88)	—
Total distributions	(1.67)	(9.36)	(3.70)	(2.60)	(0.48)
Total increase (decrease) in net asset value	(4.21)	(0.37)	20.88	8.84	(2.01)
Net asset value, ending	$91.52	$95.73	$96.10	$75.22	$66.38
Total return(b)	(2.68%)	9.25%	32.82%	17.31%	(2.24%)
Ratios to average net assets: (c)
Net investment income	1.05%	1.01%	1.00%	1.17%	0.85%
Total expenses	0.54%	0.53%	0.52%	0.53%	0.56%
Net expenses	0.54%	0.53%	0.52%	0.53%	0.55%
Portfolio turnover	13%	14%	12%	10%	16%
Net assets, ending (in thousands)	$222,462	$241,929	$244,903	$188,872	$178,563

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)	December 31, 2011 (a)
Net asset value, beginning	$97.20	$97.32	$76.04	$67.03	$69.00
Income from investment operations:
Net investment income	0.85	0.81	0.65	0.71	0.44
Net realized and unrealized gain (loss)	(3.64)	8.04	23.94	10.64	(2.14)
Total from investment operations	(2.79)	8.85	24.59	11.35	(1.70)
Distributions from:
Net investment income	—	(0.62)	(0.43)	(0.46)	(0.27)
Net realized gain	(1.58)	(8.35)	(2.88)	(1.88)	—
Total distributions	(1.58)	(8.97)	(3.31)	(2.34)	(0.27)
Total increase (decrease) in net asset value	(4.37)	(0.12)	21.28	9.01	(1.97)
Net asset value, ending	$92.83	$97.20	$97.32	$76.04	$67.03
Total return(b)	(2.90%)	9.00%	32.47%	16.99%	(2.47%)
Ratios to average net assets: (c)
Net investment income	0.86%	0.81%	0.73%	0.95%	0.63%
Total expenses	0.77%	0.75%	0.90%	0.86%	0.93%
Net expenses	0.77%	0.75%	0.81%	0.80%	0.79%
Portfolio turnover	13%	14%	12%	10%	16%
Net assets, ending (in thousands)	$13,051	$8,601	$6,148	$2,677	$1,698

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

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generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor is not currently reimbursing any of the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2015, as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

32 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

34 www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP NASDAQ 100 Index Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
3	Understanding Your Fund's Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
13	Notes to Financial Statements
19	Financial Highlights
21	Proxy Voting
21	Availability of Quarterly Portfolio Holdings
21	Basis for Board’s Approval of Investment Advisory Contracts
24	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

Kevin L. Keene Vice President, Ameritas Investment Partners, Inc.
Market Review
The broad domestic equity market was largely unchanged for 2015 as the market grappled with competing economic forces. The first six months of the year were marked by generally calm equity markets and the last six months saw a significant increase in volatility. After much speculation and anticipation, the Federal Reserve increased short-term interest rates in December for the first time in nearly 10 years. Turmoil in Chinese markets finally spread across the globe as the NASDAQ 100 Index lost 14% over a six week period. Domestic economic data has been generally positive, if not robust. Unemployment stands at nearly 5% at year-end; however gross domestic product (GDP) growth has been weak by historical recovery standards.
Investment Strategy and Technique:
As an index portfolio, the Calvert VP NASDAQ 100 Index Portfolio (the Portfolio) seeks as closely as possible to replicate the holdings and match the performance of the NASDAQ 100 Index. In pursuit of this objective, the Portfolio employs a passive management approach and holds each member of the index. Cash holdings gain exposure to the index via futures contracts so that 100% of the Portfolio’s assets are fully invested.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2015, the Portfolio's Class I shares returned 9.07% compared with 9.75% for the NASDAQ 100 Index (The Index). The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. The Portfolio continued to meet its objective by closely tracking the Index. The NASDAQ 100 Index outperformed the broad equity market as its focus on large cap stocks, a heavy weighting in the technology sector, and no exposure to the energy sector were all positives in 2015.
Positioning and Market Outlook
Entering 2016, the outlook for equities is mixed. The economy continues to expand modestly and headline employment is nearing peak levels.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Information Technology	52.2%
Consumer Discretionary	19.6%
Health Care	14.0%
Consumer Staples	6.5%
Short-Term Investments	2.7%
Exchange-Traded Products	2.3%
Industrials	1.4%
Telecommunication Services	1.0%
Government	0.3%
Total	100.0%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Apple, Inc.	10.5%
Microsoft Corp.	7.9%
Amazon.com, Inc.	5.7%
Alphabet, Inc., Class C	4.7%
Facebook, Inc., Class A	4.3%
Alphabet, Inc., Class A	4.1%
Intel Corp.	2.9%
Gilead Sciences, Inc.	2.6%
Comcast Corp., Class A	2.5%
Cisco Systems, Inc.	2.5%
Total	47.7%

With the Federal Reserve increasing interest rates for the first time in almost a decade, it is giving the economy a vote of confidence. However, there is no shortage of risk as we enter the new year. The bull market that began in 2009 is starting to show its age as questions arise over its ability to continue now that the Federal Reserve has essentially taken its foot off the gas. Commodity price declines continue to point to weak global growth, which will be a headwind to new highs in the stock market.
Ameritas Investment Partners, Inc.
December 2015

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	9.07%	16.37%	11.15%
Class F	9.02%	16.35%	11.14%
NASDAQ 100	9.75%	17.09%	11.82%

Calvert VP Nasdaq 100 Index Portfolio first offered Class F shares on October 30, 2015. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.63%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the Fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class I
Actual	0.62%	$1,000.00	$1,048.20	$3.20
Hypothetical (5% return per year before expenses)	0.62%	$1,000.00	$1,022.08	$3.16
Class F
Actual	0.87%	$1,000.00	$1,047.70	$4.49
Hypothetical (5% return per year before expenses)	0.87%	$1,000.00	$1,020.82	$4.43

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 94.8%

Airlines - 0.5%
American Airlines Group, Inc.	10,606	449,164

Automobiles - 0.6%
Tesla Motors, Inc. *	2,203	528,742

Beverages - 0.5%
Monster Beverage Corp. *	3,407	507,507

Biotechnology - 10.7%
Alexion Pharmaceuticals, Inc. *	3,791	723,133
Amgen, Inc.	12,692	2,060,292
Biogen, Inc. *	3,751	1,149,119
BioMarin Pharmaceutical, Inc. *	2,713	284,214
Celgene Corp. *	13,219	1,583,107
Gilead Sciences, Inc.	24,249	2,453,756
Incyte Corp. *	3,130	339,449
Regeneron Pharmaceuticals, Inc. *	1,719	933,194
Vertex Pharmaceuticals, Inc. *	4,134	520,181
		10,046,445

Commercial Services & Supplies - 0.2%
Stericycle, Inc. *	1,396	168,358

Communications Equipment - 3.8%
Cisco Systems, Inc.	85,410	2,319,308
QUALCOMM, Inc.	25,291	1,264,171
		3,583,479

Food & Staples Retailing - 3.1%
Costco Wholesale Corp.	7,360	1,188,640
Walgreens Boots Alliance, Inc.	17,604	1,499,069
Whole Foods Market, Inc.	5,742	192,357
		2,880,066

Food Products - 2.9%
Kraft Heinz Co. (The)	20,418	1,485,614
Mondelez International, Inc., Class A	26,712	1,197,766
		2,683,380

Health Care Equipment & Supplies - 0.4%
Intuitive Surgical, Inc. *	629	343,535

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Health Care Providers & Services - 1.3%
Express Scripts Holding Co. *	11,379	994,638
Henry Schein, Inc. *	1,377	217,828
		1,212,466

Health Care Technology - 0.4%
Cerner Corp. *	5,721	344,233

Hotels, Restaurants & Leisure - 2.1%
Marriott International, Inc., Class A	4,326	290,015
Norwegian Cruise Line Holdings Ltd. *	3,861	226,255
Starbucks Corp.	24,983	1,499,729
		2,015,999

Internet & Catalog Retail - 9.3%
Amazon.com, Inc. *	7,887	5,330,744
Ctrip.com International Ltd. (ADR) *	5,254	243,418
Expedia, Inc.	1,971	244,995
JD.com, Inc. (ADR) *	14,669	473,295
Liberty Interactive Corp. QVC Group, Class A *	7,868	214,954
Liberty Ventures, Series A *	2,262	102,039
Netflix, Inc. *	7,191	822,507
Priceline Group, Inc. (The) *	841	1,072,233
TripAdvisor, Inc. *	2,211	188,488
		8,692,673

Internet Software & Services - 15.3%
Akamai Technologies, Inc. *	2,925	153,943
Alphabet, Inc.:
Class A *	4,902	3,813,805
Class C *	5,813	4,411,369
Baidu, Inc. (ADR) *	4,662	881,305
eBay, Inc. *	20,202	555,151
Facebook, Inc., Class A *	38,203	3,998,326
Yahoo!, Inc. *	15,890	528,501
		14,342,400

IT Services - 2.9%
Automatic Data Processing, Inc.	7,744	656,072
Cognizant Technology Solutions Corp., Class A *	10,231	614,064
Fiserv, Inc. *	3,845	351,664
Paychex, Inc.	6,066	320,831
PayPal Holdings, Inc. *	20,556	744,127
		2,686,758

Leisure Products - 0.2%
Mattel, Inc.	5,655	153,646

Life Sciences - Tools & Services - 0.5%
Illumina, Inc. *	2,463	472,760

6 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Machinery - 0.3%
PACCAR, Inc.	5,947	281,888
Media - 5.7%
Charter Communications, Inc., Class A *	1,889	345,876
Comcast Corp., Class A	41,127	2,320,797
Discovery Communications, Inc.:
Class A *	2,448	65,313
Class C *	4,668	117,727
DISH Network Corp., Class A *	3,783	216,312
Liberty Global plc:
Class A *	4,253	180,157
Class C *	9,934	405,009
Liberty Media Corp.:
Class A *	1,744	68,452
Class C *	3,703	141,010
Sirius XM Holdings, Inc. *	88,247	359,165
Twenty-First Century Fox, Inc.:
Class A	19,699	535,025
Class B	13,436	365,862
Viacom, Inc., Class B	5,841	240,415
		5,361,120

Multiline Retail - 0.3%
Dollar Tree, Inc. *	3,951	305,096

Pharmaceuticals - 0.7%
Endo International plc *	3,810	233,248
Mylan NV *	8,274	447,375
		680,623

Professional Services - 0.2%
Verisk Analytics, Inc. *	2,851	219,185

Semiconductors & Semiconductor Equipment - 7.6%
Analog Devices, Inc.	5,196	287,443
Applied Materials, Inc.	20,202	377,171
Avago Technologies Ltd.	4,644	674,077
Intel Corp.	79,402	2,735,399
KLA-Tencor Corp.	2,673	185,372
Lam Research Corp.	2,618	207,922
Linear Technology Corp.	3,931	166,950
Maxim Integrated Products, Inc.	4,782	181,716
Micron Technology, Inc. *	18,269	258,689
NVIDIA Corp.	9,052	298,354
NXP Semiconductors NV *	4,236	356,883
Skyworks Solutions, Inc.	3,216	247,085
Texas Instruments, Inc.	17,015	932,592
Xilinx, Inc.	4,296	201,783
		7,111,436

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Software - 11.3%
Activision Blizzard, Inc.	12,303	476,249
Adobe Systems, Inc. *	8,393	788,438
Autodesk, Inc. *	3,788	230,803
CA, Inc.	7,277	207,831
Check Point Software Technologies Ltd. *	3,021	245,849
Citrix Systems, Inc. *	2,627	198,733
Electronic Arts, Inc. *	5,190	356,657
Intuit, Inc.	4,442	428,653
Microsoft Corp.	134,405	7,456,789
Symantec Corp.	11,214	235,494
		10,625,496

Specialty Retail - 1.4%
Bed Bath & Beyond, Inc. *	2,830	136,548
O'Reilly Automotive, Inc. *	1,648	417,636
Ross Stores, Inc.	6,852	368,706
Tractor Supply Co.	2,238	191,349
Ulta Salon, Cosmetics & Fragrance, Inc. *	1,076	199,060
		1,313,299

Technology Hardware, Storage & Peripherals - 11.4%
Apple, Inc.	93,811	9,874,546
NetApp, Inc.	4,973	131,934
SanDisk Corp.	3,389	257,530
Seagate Technology plc	5,007	183,556
Western Digital Corp.	3,899	234,135
		10,681,701

Trading Companies & Distributors - 0.2%
Fastenal Co.	4,856	198,222

Wireless Telecommunication Services - 1.0%
SBA Communications Corp., Class A *	2,152	226,111
T-Mobile US, Inc. *	13,731	537,157
Vodafone Group plc (ADR)	6,609	213,206
		976,474

Total Common Stocks (Cost $45,581,269)		88,866,151

EXCHANGE-TRADED PRODUCTS - 2.3%
Powershares QQQ Trust, Series 1	19,500	2,181,270

Total Exchange-Traded Products (Cost $2,036,475)		2,181,270

8 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 0.3%
United States Treasury Bills, 0.152%, 3/31/16 ^	300,000	299,873

Total U.S. Treasury Obligations (Cost $299,887)		299,873

TIME DEPOSIT - 2.7%
State Street Bank Time Deposit, 0.278%, 1/4/16	2,496,753	2,496,753

Total Time Deposit (Cost $2,496,753)		2,496,753

TOTAL INVESTMENTS (Cost $50,414,384) - 100.1%		93,844,047
Other assets and liabilities, net - (0.1)%		(69,438)
NET ASSETS - 100.0%		$93,774,609

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Futures collateralized by $300,000 par value of U.S. Treasury Bills.

Abbreviations:
ADR.:	American Depositary Receipts
Ltd.:	Limited
plc:	Public Limited Company

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini NASDAQ 100 Index^	29	3/16	$2,660,895	$430
See notes to financial statements.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $50,414,384) - see accompanying schedule	$93,844,047
Receivable for shares sold	35,437
Dividends and interest receivable	37,580
Directors' deferred compensation plan	61,061
Total assets	93,978,125

LIABILITIES
Payable for shares redeemed	34,504
Payable for futures contracts variation margin	33,785
Payable to Calvert Investment Management, Inc.	28,122
Payable to Calvert Investment Distributors, Inc.	21
Payable to Calvert Investment Administrative Services, Inc.	8,009
Payable to Calvert Investment Services, Inc.	1,638
Directors' deferred compensation plan	61,061
Accrued expenses and other liabilities	36,376
Total liabilities	203,516
NET ASSETS	$93,774,609

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,915,222 shares outstanding	$46,419,374
Class F: 2,023 shares outstanding	101,609
Undistributed net investment income	542,067
Accumulated net realized gain (loss)	3,281,466
Net unrealized appreciation (depreciation)	43,430,093
NET ASSETS	$93,774,609

NET ASSET VALUE PER SHARE
Class I (based on net assets of $93,675,680)	$48.91
Class F (based on net assets of $98,929)	$48.91
See notes to financial statements.

10 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $378)	$1,089,119
Interest income	3,254
Total investment income	1,092,373

Expenses:
Investment advisory fee	311,688
Administrative fees	89,054
Transfer agency fees and expenses	11,443
Distribution Plan expenses:
Class F (a)	42
Directors' fees and expenses	15,971
Accounting fees	21,623
Custodian fees	22,242
Professional fees	33,058
Reports to shareholders	21,593
Licensing fees	23,000
Miscellaneous	582
Total expenses	550,296
NET INVESTMENT INCOME	542,077

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,156,440
Futures	148,212
3,304,652

Change in unrealized appreciation (depreciation) on:
Investments	3,756,205
Futures	10,800
3,767,005

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,071,657

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,613,734

(a) From October 30, 2015 inception.
See notes to financial statements.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$542,077	$851,332
Net realized gain (loss)	3,304,652	7,737,751
Change in unrealized appreciation (depreciation)	3,767,005	5,071,065

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,613,734	13,660,148

Distributions to shareholders from:
Net investment income:
Class I shares	(48,796)	(915,724)
Net realized gain:
Class I shares	(1,520,782)	(7,949,781)
Class F shares (a)	(1,608)	—
Total distributions	(1,571,186)	(8,865,505)

Capital share transactions:
Shares sold:
Class I shares	15,059,436	8,706,637
Class F shares (a)	100,001	—
Reinvestment of distributions:
Class I shares	1,569,578	8,865,505
Class F shares (a)	1,608	—
Shares redeemed:
Class I shares	(11,695,826)	(20,443,966)
Total capital share transactions	5,034,797	(2,871,824)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,077,345	1,922,819

NET ASSETS
Beginning of year	82,697,264	80,774,445
End of year (including undistributed net investment income of $542,067 and $48,786, respectively)	$93,774,609	$82,697,264

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	315,094	184,533
Class F shares (a)	1,991	—
Reinvestment of distributions:
Class I shares	31,416	192,394
Class F shares (a)	32	—
Shares redeemed:
Class I shares	(245,382)	(442,114)
Total capital share activity	103,151	(65,187)

(a) From October 30, 2015 inception.
See notes to financial statements.

12 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Portfolio offers Class F and Class I shares. Class F shares commenced operations on October 30, 2015. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 13

market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement     price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.

14 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$88,866,151	$—	$—	$88,866,151
Exchange-Traded Products	2,181,270	—	—	2,181,270
U.S. Treasury Obligations	—	299,873	—	299,873
Time Deposit	—	2,496,753	—	2,496,753
TOTAL	$91,047,421	$2,796,626	$—	$93,844,047
Futures Contracts***	$430	$—	$—	$430

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry type, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
There were no transfers between levels during the year.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$430*	Unrealized depreciation on futures contracts	($—)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity	Futures	$148,212	$10,800

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During the year, the Portfolio invested in E-Mini NASDAQ 100 Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	38
Futures contracts short	—

*Averages are based on activity levels during the year ended December 31, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Portfolio charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.35% of the Portfolio’s average daily net assets.

16 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016 for Class I and through April 30, 2017 for Class F. The contractual expense caps are 0.94% for Class F and 0.69% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $6,679 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,896,812 and $6,848,601, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$197,601	$1,696,565
Long-term capital gains	1,373,585	7,168,940
Total	$1,571,186	$8,865,505
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$44,268,681
Unrealized (depreciation)	(869,084)
Net unrealized appreciation (depreciation)	$43,399,597
Undistributed ordinary income	$597,268
Undistributed long-term capital gain	$3,256,761
Federal income tax cost of investments	$50,444,450
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Section 1256 contracts.

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NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio considers 0% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Portfolio also considers $1,373,585 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

18 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011
Net asset value, beginning	$45.59	$42.98	$32.57	$29.67	$30.46
Income from investment operations:
Net investment income	0.29	0.53	0.32	0.28	0.09
Net realized and unrealized gain (loss)	3.87	7.55	11.39	4.90	0.83
Total from investment operations	4.16	8.08	11.71	5.18	0.92
Distributions from:
Net investment income	(0.03)	(0.57)	(0.32)	(0.24)	(0.09)
Net realized gain	(0.81)	(4.90)	(0.98)	(2.04)	(1.62)
Total distributions	(0.84)	(5.47)	(1.30)	(2.28)	(1.71)
Total increase (decrease) in net asset value	3.32	2.61	10.41	2.90	(0.79)
Net asset value, ending	$48.91	$45.59	$42.98	$32.57	$29.67
Total return(b)	9.07%	18.66%	36.05%	17.62%	3.02%
Ratios to average net assets: (c)
Net investment income	0.61%	1.07%	0.80%	0.84%	0.27%
Total expenses	0.62%	0.63%	0.61%	0.63%	0.67%
Net expenses	0.62%	0.63%	0.61%	0.63%	0.65%
Portfolio turnover	8%	11%	13%	17%	23%
Net assets, ending (in thousands)	$93,676	$82,697	$80,774	$64,689	$53,984

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP NASDAQ 100 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS F SHARES	December 31, 2015 (a)(b)
Net asset value, beginning	$50.24
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain (loss)	(0.58)
Total from investment operations	(0.52)
Distributions from:
Net realized gain	(0.81)
Total distributions	(0.81)
Total increase (decrease) in net asset value	(1.33)
Net asset value, ending	$48.91
Total return(c)	(1.07%)
Ratios to average net assets (d)
Net investment income	0.71%(e)
Total expenses	0.87%(e)
Net expenses	0.87%(e)
Portfolio turnover	8%
Net assets, ending (in thousands)	$99

(a)From October 30, 2015 inception.
(b)Per share figures are calculated using the Average Shares Method.
(c)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e)Annualized.
See notes to financial statements.

20 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

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generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. The Board also noted management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group and the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was at the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor is not currently reimbursing any Portfolio expenses. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

22 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2015, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

24 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

26 www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP Russell 2000 Small Cap Index Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
3	Understanding Your Fund's Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
49	Statement of Assets and Liabilities
50	Statement of Operations
51	Statements of Changes in Net Assets
53	Notes to Financial Statements
60	Financial Highlights
62	Proxy Voting
62	Availability of Quarterly Portfolio Holdings
62	Basis for Board’s Approval of Investment Advisory Contracts
65	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

Kevin Keene Ameritas Investment Partners, Inc.
Market Review
The broad domestic equity market was largely unchanged for 2015 as the market grappled with competing economic forces. The first six months of the year were marked by generally calm equity markets and the last six months saw a significant increase in volatility. After much speculation and anticipation, the Federal Reserve increased short-term interest rates in December for the first time in nearly 10 years. Turmoil in Chinese markets finally spread across the globe as the Russell 2000 Index lost 12% over a six week period. Domestic economic data has been generally positive, if not robust. Unemployment stands at nearly 5% at year-end; however gross domestic product (GDP) growth has been weak by historical recovery standards.
Investment Strategy and Technique:
As an index fund, the VP Russell 2000 Small Cap Index Portfolio (the Portfolio) seeks as closely as possible to replicate the holdings and match the performance of the Russell 2000 Index. In pursuit of this objective, the Portfolio employs a passive management approach and holds each member of the index. Cash holdings gain exposure to the index via futures contracts so that 100% of the Portfolio’s assets are fully invested.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2015, the Portfolio’s Class I shares returned -5.19% compared with -4.41% for the Russell 2000 Index. The underperformance relative to the Index was largely attributable to fees and operating expenses, which the Index does not incur. The Portfolio continued to meet its objective by closely tracking the Index. The Russell 2000 Index underperformed the broad equity market as small cap stocks trailed large cap stocks.
Positioning and Market Outlook
Entering 2016, the outlook for equities is mixed. The economy continues to expand modestly and headline employment is nearing peak levels. With the Federal Reserve increasing interest rates for the first time in almost a decade, it is giving the economy a vote of confidence.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	24.7%
Information Technology	17.2%
Health Care	15.7%
Consumer Discretionary	13.0%
Industrials	11.7%
Utilities	3.5%
Materials	3.4%
Consumer Staples	3.3%
Energy	2.6%
Short-Term Investments	2.6%
Exchange-Traded Products	0.8%
Telecommunication Services	0.8%
Government	0.7%
Total	100.0%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
STERIS plc	0.4%
Tyler Technologies, Inc.	0.3%
Dyax Corp.	0.3%
CubeSmart	0.3%
Neurocrine Biosciences, Inc.	0.3%
Manhattan Associates, Inc.	0.3%
Casey's General Stores, Inc.	0.3%
Vail Resorts, Inc.	0.3%
Anacor Pharmaceuticals, Inc.	0.3%
Piedmont Natural Gas Co., Inc.	0.3%
Total	3.1%

However, there is no shortage of risk as we enter the new year. The bull market that began in 2009 is starting to show its age as questions arise over its ability to continue now that the Federal Reserve has essentially taken its foot off the gas. Commodity price declines continue to point to weak global growth, which will be a headwind to new highs in the stock market.
Ameritas Investment Partners, Inc.
December 2015

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	-5.19%	8.39%	6.10%
Class F	-5.40%	8.16%	5.88%
Russell 2000 Index	-4.41%	9.19%	6.80%

Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.76%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

2 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class I
Actual	0.76%	$1,000.00	$909.00	$3.66
Hypothetical (5% return per year before expenses)	0.76%	$1,000.00	$1,021.37	$3.87
Class F
Actual	0.96%	$1,000.00	$907.90	$4.62
Hypothetical (5% return per year before expenses)	0.96%	$1,000.00	$1,020.37	$4.89

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000 Small Cap Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

4 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 95.9%
Aerospace & Defense - 1.4%
AAR Corp.	2,738	71,982
Aerojet Rocketdyne Holdings, Inc. *	5,118	80,148
Aerovironment, Inc. *	1,707	50,305
American Science & Engineering, Inc.	703	29,090
Astronics Corp. *	1,713	69,736
Cubic Corp.	1,711	80,845
Curtiss-Wright Corp.	3,670	251,395
DigitalGlobe, Inc. *	5,596	87,633
Ducommun, Inc. *	914	14,825
Engility Holdings, Inc.	1,480	48,071
Esterline Technologies Corp. *	2,301	186,381
HEICO Corp.	1,485	80,725
HEICO Corp., Class A	3,080	151,536
KEYW Holding Corp. (The) *	2,749	16,549
KLX, Inc. *	4,071	125,346
Kratos Defense & Security Solutions, Inc. *	3,789	15,535
Moog, Inc., Class A *	2,863	173,498
National Presto Industries, Inc.	420	34,801
Sparton Corp. *	882	17,631
Taser International, Inc. *	4,125	71,321
Teledyne Technologies, Inc. *	2,727	241,885
Vectrus, Inc. *	813	16,984
		1,916,222

Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc. *	4,073	41,056
Atlas Air Worldwide Holdings, Inc. *	1,930	79,786
Echo Global Logistics, Inc. *	2,286	46,612
Forward Air Corp.	2,390	102,794
Hub Group, Inc., Class A *	2,785	91,766
Park-Ohio Holdings Corp.	726	26,702
Radiant Logistics, Inc. *	2,087	7,158
UTi Worldwide, Inc. *	7,123	50,075
XPO Logistics, Inc. *	5,520	150,420
		596,369

Airlines - 0.4%
Allegiant Travel Co.	1,035	173,704
Hawaiian Holdings, Inc. *	3,718	131,357
Republic Airways Holdings, Inc. *	4,602	18,086
SkyWest, Inc.	4,346	82,661
Virgin America, Inc. *	1,944	70,003
		475,811

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 5

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Auto Components - 1.1%
American Axle & Manufacturing Holdings, Inc. *	6,004	113,716
Cooper Tire & Rubber Co.	4,443	168,168
Cooper-Standard Holding, Inc. *	1,048	81,314
Dana Holding Corp.	11,890	164,082
Dorman Products, Inc. *	2,064	97,978
Drew Industries, Inc.	1,976	120,319
Federal-Mogul Holdings Corp. *	2,583	17,694
Fox Factory Holding Corp. *	1,308	21,621
Gentherm, Inc. *	2,771	131,346
Horizon Global Corp. *	1,398	14,497
Metaldyne Performance Group, Inc.	1,006	18,450
Modine Manufacturing Co. *	4,047	36,625
Motorcar Parts of America, Inc. *	1,585	53,589
Standard Motor Products, Inc.	1,539	58,559
Stoneridge, Inc. *	2,174	32,175
Strattec Security Corp.	311	17,568
Superior Industries International, Inc.	2,023	37,264
Tenneco, Inc. *	4,510	207,054
Tower International, Inc.	1,846	52,740
		1,444,759

Automobiles - 0.0%
Winnebago Industries, Inc.	2,078	41,352

Banks - 8.9%
1st Source Corp.	1,262	38,958
Access National Corp.	561	11,478
Allegiance Bancshares, Inc. *	238	5,629
American National Bankshares, Inc.	705	18,055
Ameris Bancorp	2,665	90,583
Ames National Corp.	756	18,363
Arrow Financial Corp.	1,003	27,251
Banc of California, Inc.	2,665	38,962
BancFirst Corp.	651	38,162
Banco Latinoamericano de Comercio Exterior S.A.	2,320	60,158
Bancorp, Inc. (The) *	2,534	16,142
BancorpSouth, Inc.	7,451	178,749
Bank of Marin Bancorp	545	29,103
Bank of the Ozarks, Inc.	6,019	297,700
Banner Corp.	1,639	75,165
Bar Harbor Bankshares	461	15,868
BBCN Bancorp, Inc.	6,139	105,714
Berkshire Hills Bancorp, Inc.	2,523	73,445
Blue Hills Bancorp, Inc.	2,498	38,244
BNC Bancorp	2,200	55,836
Boston Private Financial Holdings, Inc.	6,409	72,678
Bridge Bancorp, Inc.	963	29,304
Bryn Mawr Bank Corp.	1,427	40,983
C1 Financial, Inc. *	287	6,948
Camden National Corp.	710	31,304
Capital Bank Financial Corp., Class A	1,735	55,485

6 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Capital City Bank Group, Inc.	1,232	18,911
Cardinal Financial Corp.	2,513	57,171
Cascade Bancorp *	3,096	18,793
Cathay General Bancorp	6,167	193,212
CenterState Banks, Inc.	3,507	54,885
Central Pacific Financial Corp.	1,534	33,779
Century Bancorp, Inc., Class A	277	12,038
Chemical Financial Corp.	2,602	89,171
Citizens & Northern Corp.	1,125	23,625
City Holding Co.	1,174	53,581
CNB Financial Corp.	1,282	23,114
CoBiz Financial, Inc.	2,995	40,193
Columbia Banking System, Inc.	4,452	144,735
Community Bank System, Inc.	3,331	133,040
Community Trust Bancorp, Inc.	1,316	46,007
CommunityOne Bancorp *	901	12,136
ConnectOne Bancorp, Inc.	2,307	43,118
CU Bancorp *	1,297	32,892
Customers Bancorp, Inc. *	2,244	61,082
CVB Financial Corp.	8,200	138,744
Eagle Bancorp, Inc. *	2,309	116,535
Enterprise Bancorp, Inc.	478	10,922
Enterprise Financial Services Corp.	1,698	48,138
Equity Bancshares, Inc., Class A *	170	3,976
Farmers Capital Bank Corp. *	578	15,670
FCB Financial Holdings, Inc., Class A *	2,159	77,271
Fidelity Southern Corp.	1,097	24,474
Financial Institutions, Inc.	1,134	31,752
First BanCorp *	9,341	30,358
First Bancorp, Inc.	691	14,145
First Bancorp/Southern Pines	1,553	29,103
First Busey Corp.	2,117	43,674
First Business Financial Services, Inc.	708	17,707
First Citizens BancShares, Inc., Class A	595	153,611
First Commonwealth Financial Corp.	6,865	62,266
First Community Bancshares, Inc.	1,464	27,274
First Connecticut Bancorp, Inc.	1,473	25,645
First Financial Bancorp	5,061	91,452
First Financial Bankshares, Inc.	4,950	149,341
First Financial Corp.	966	32,815
First Interstate BancSystem, Inc., Class A	1,462	42,500
First Merchants Corp.	3,106	78,955
First Midwest Bancorp, Inc.	6,017	110,893
First NBC Bank Holding Co. *	1,338	50,028
First of Long Island Corp. (The)	901	27,030
FirstMerit Corp.	12,795	238,627
Flushing Financial Corp.	2,270	49,123
FNB Corp.	13,482	179,850
Franklin Financial Network, Inc. *	421	13,211
Fulton Financial Corp.	13,636	177,404
German American Bancorp, Inc.	1,152	38,385
Glacier Bancorp, Inc.	5,829	154,643

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Great Southern Bancorp, Inc.	940	42,544
Great Western Bancorp, Inc.	3,189	92,545
Green Bancorp, Inc. *	1,113	11,664
Guaranty Bancorp	1,371	22,676
Hampton Roads Bankshares, Inc. *	2,909	5,353
Hancock Holding Co.	6,011	151,297
Hanmi Financial Corp.	2,465	58,470
Heartland Financial USA, Inc.	1,357	42,556
Heritage Commerce Corp.	1,714	20,499
Heritage Financial Corp.	2,334	43,973
Heritage Oaks Bancorp	1,809	14,490
Hilltop Holdings, Inc. *	5,877	112,956
Home BancShares, Inc.	4,406	178,531
HomeTrust Bancshares, Inc. *	1,850	37,462
Horizon Bancorp	750	20,970
IBERIABANK Corp.	2,947	162,291
Independent Bank Corp.	2,054	31,282
Independent Bank Corp./Rockland	2,018	93,877
Independent Bank Group, Inc.	819	26,208
International Bancshares Corp.	4,180	107,426
Investors Bancorp, Inc.	26,915	334,823
Lakeland Bancorp, Inc.	3,213	37,881
Lakeland Financial Corp.	1,410	65,734
LegacyTexas Financial Group, Inc.	3,674	91,923
Live Oak Bancshares, Inc.	380	5,396
MainSource Financial Group, Inc.	1,757	40,200
MB Financial, Inc.	5,883	190,433
Mercantile Bank Corp.	1,508	37,006
Merchants Bancshares, Inc.	377	11,872
Metro Bancorp, Inc.	915	28,713
MidWestOne Financial Group, Inc.	611	18,580
National Bank Holdings Corp., Class A	2,344	50,091
National Bankshares, Inc.	719	25,553
National Commerce Corp. *	466	11,673
National Penn Bancshares, Inc.	10,936	134,841
National Penn Bancshares, Inc. (a)*	25,000	—
NBT Bancorp, Inc.	3,400	94,792
NewBridge Bancorp	2,966	36,126
OFG Bancorp	3,440	25,181
Old National Bancorp	9,028	122,420
Old Second Bancorp, Inc. *	2,274	17,828
Opus Bank	804	29,724
Pacific Continental Corp.	1,543	22,960
Pacific Premier Bancorp, Inc. *	1,824	38,760
Park National Corp.	1,007	91,113
Park Sterling Corp.	3,952	28,929
Peapack Gladstone Financial Corp.	1,336	27,548
Penns Woods Bancorp, Inc.	415	17,621
People's Utah Bancorp	225	3,872
Peoples Bancorp, Inc.	1,418	26,715
Peoples Financial Services Corp.	676	25,742
Pinnacle Financial Partners, Inc.	2,769	142,216

8 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Preferred Bank	1,057	34,902
PrivateBancorp, Inc.	6,067	248,868
Prosperity Bancshares, Inc.	5,406	258,731
QCR Holdings, Inc.	901	21,885
Renasant Corp.	3,102	106,740
Republic Bancorp, Inc., Class A	907	23,954
S&T Bancorp, Inc.	2,878	88,700
Sandy Spring Bancorp, Inc.	2,099	56,589
Seacoast Banking Corp. of Florida *	1,837	27,518
ServisFirst Bancshares, Inc.	1,720	81,752
Sierra Bancorp	987	17,421
Simmons First National Corp., Class A	2,304	118,333
South State Corp.	1,866	134,259
Southside Bancshares, Inc.	2,181	52,388
Southwest Bancorp, Inc.	1,698	29,681
State Bank Financial Corp.	2,758	58,001
Sterling Bancorp	9,598	155,680
Stock Yards Bancorp, Inc.	1,229	46,444
Stonegate Bank	892	29,311
Suffolk Bancorp	896	25,402
Sun Bancorp, Inc. *	618	12,756
Talmer Bancorp, Inc., Class A	4,217	76,370
Texas Capital Bancshares, Inc. *	3,533	174,601
Tompkins Financial Corp.	1,247	70,032
TowneBank	3,792	79,139
TriCo Bancshares	1,995	54,743
TriState Capital Holdings, Inc. *	1,979	27,686
Triumph Bancorp, Inc. *	1,130	18,645
Trustmark Corp.	5,214	120,131
UMB Financial Corp.	3,038	141,419
Umpqua Holdings Corp.	17,021	270,634
Union Bankshares Corp.	3,482	87,886
United Bankshares, Inc.	5,360	198,266
United Community Banks, Inc.	3,877	75,563
Univest Corp. of Pennsylvania	1,440	30,038
Valley National Bancorp	17,945	176,758
Washington Trust Bancorp, Inc.	1,232	48,689
Webster Financial Corp.	7,006	260,553
WesBanco, Inc.	2,789	83,726
West BanCorp., Inc.	1,387	27,393
Westamerica BanCorp.	1,972	92,191
Western Alliance Bancorp *	6,621	237,429
Wilshire Bancorp, Inc.	5,565	64,276
Wintrust Financial Corp.	3,660	177,583
Yadkin Financial Corp.	1,832	46,111
		12,249,785

Beverages - 0.2%
Boston Beer Company, Inc. (The), Class A *	702	141,741
Castle Brands, Inc. *	5,139	6,321
Coca-Cola Bottling Co. Consolidated	359	65,521
Craft Brew Alliance, Inc. *	855	7,156

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
MGP Ingredients, Inc.	826	21,435
National Beverage Corp. *	894	40,623
		282,797

Biotechnology - 6.2%
Abeona Therapeutics, Inc. *	806	2,708
ACADIA Pharmaceuticals, Inc. *	6,151	219,283
Acceleron Pharma, Inc. *	1,694	82,599
Achillion Pharmaceuticals, Inc. *	9,072	97,887
Acorda Therapeutics, Inc. *	3,302	141,260
Adamas Pharmaceuticals, Inc. *	802	22,713
Aduro Biotech, Inc. *	644	18,122
Advaxis, Inc. *	2,339	23,530
Aegerion Pharmaceuticals, Inc. *	1,935	19,544
Affimed NV *	1,180	8,402
Agenus, Inc. *	5,577	25,320
Aimmune Therapeutics, Inc. *	875	16,144
Akebia Therapeutics, Inc. *	1,882	24,315
Alder Biopharmaceuticals, Inc. *	1,788	59,058
AMAG Pharmaceuticals, Inc. *	2,648	79,943
Amicus Therapeutics, Inc. *	8,941	86,728
Anacor Pharmaceuticals, Inc. *	3,163	357,324
Anthera Pharmaceuticals, Inc. *	2,764	12,825
Applied Genetic Technologies Corp. *	435	8,874
Ardelyx, Inc. *	1,293	23,429
Arena Pharmaceuticals, Inc. *	19,683	37,398
ARIAD Pharmaceuticals, Inc. *	12,921	80,756
Array BioPharma, Inc. *	10,886	45,939
Arrowhead Research Corp. *	4,648	28,585
Asterias Biotherapeutics, Inc. *	815	3,203
Atara Biotherapeutics, Inc. *	1,318	34,808
aTyr Pharma, Inc. *	466	4,581
Avalanche Biotechnologies, Inc. *	1,509	14,366
Axovant Sciences Ltd. *	1,100	19,833
Bellicum Pharmaceuticals, Inc. *	743	15,061
BioCryst Pharmaceuticals, Inc. *	5,597	57,761
BioSpecifics Technologies Corp. *	326	14,008
BioTime, Inc. *	3,184	13,054
Blueprint Medicines Corp. *	723	19,044
Calithera Biosciences, Inc. *	700	5,362
Cara Therapeutics, Inc. *	1,288	21,716
Catabasis Pharmaceuticals, Inc. *	350	2,776
Catalyst Pharmaceuticals, Inc. *	5,813	14,242
Celldex Therapeutics, Inc. *	7,600	119,168
Cellular Biomedicine Group, Inc. *	759	16,311
Cepheid *	5,540	202,376
Chelsea Therapeutics International Ltd. (a)*	5,785	686
ChemoCentryx, Inc. *	2,120	17,172
Chiasma, Inc. *	575	11,253
Chimerix, Inc. *	3,539	31,674
Cidara Therapeutics, Inc. *	375	6,435
Clovis Oncology, Inc. *	2,169	75,915

10 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Coherus Biosciences, Inc. *	1,820	41,787
Concert Pharmaceuticals, Inc. *	1,187	22,517
CorMedix, Inc. *	2,396	4,864
CTI BioPharma Corp. *	12,809	15,755
Curis, Inc. *	8,583	24,977
Cytokinetics, Inc. *	2,136	22,343
CytomX Therapeutics, Inc. *	560	11,687
CytRx Corp. *	4,998	13,245
Dicerna Pharmaceuticals, Inc. *	1,166	13,840
Dimension Therapeutics, Inc. *	449	5,065
Dyax Corp. *	11,242	422,924
Dynavax Technologies Corp. *	2,638	63,734
Eagle Pharmaceuticals, Inc. *	662	58,700
Edge Therapeutics, Inc. *	706	8,825
Emergent Biosolutions, Inc. *	2,331	93,263
Enanta Pharmaceuticals, Inc. *	1,235	40,780
Epizyme, Inc. *	2,242	35,917
Esperion Therapeutics, Inc. *	1,013	22,549
Exact Sciences Corp. *	7,462	68,874
Exelixis, Inc. *	17,002	95,891
Fibrocell Science, Inc. *	1,895	8,622
FibroGen, Inc. *	3,693	112,526
Five Prime Therapeutics, Inc. *	1,765	73,247
Flexion Therapeutics, Inc. *	1,074	20,696
Foundation Medicine, Inc. *	920	19,375
Galena Biopharma, Inc. *	8,878	13,051
Genocea Biosciences, Inc. *	1,434	7,557
Genomic Health, Inc. *	1,445	50,864
Geron Corp. *	13,372	64,720
Global Blood Therapeutics, Inc. *	550	17,782
Halozyme Therapeutics, Inc. *	8,185	141,846
Heron Therapeutics, Inc. *	2,291	61,170
Idera Pharmaceuticals, Inc. *	7,586	23,441
Ignyta, Inc. *	1,416	18,974
Immune Design Corp. *	874	17,550
ImmunoGen, Inc. *	6,651	90,254
Immunomedics, Inc. *	6,814	20,919
Infinity Pharmaceuticals, Inc. *	4,129	32,413
Inovio Pharmaceuticals, Inc. *	5,391	36,228
Insmed, Inc. *	4,746	86,140
Insys Therapeutics, Inc. *	1,760	50,389
Invitae Corp. *	642	5,271
Ironwood Pharmaceuticals, Inc. *	9,719	112,643
Karyopharm Therapeutics, Inc. *	1,782	23,611
Keryx Biopharmaceuticals, Inc. *	7,995	40,375
Kite Pharma, Inc. *	2,226	137,166
La Jolla Pharmaceutical Co. *	892	24,084
Lexicon Pharmaceuticals, Inc. *	3,233	43,031
Ligand Pharmaceuticals, Inc. *	1,354	146,801
Lion Biotechnologies, Inc. *	3,475	26,827
Loxo Oncology, Inc. *	609	17,326
MacroGenics, Inc. *	2,420	74,947

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
MannKind Corp. *	19,042	27,611
Medgenics, Inc. *	1,299	7,820
Merrimack Pharmaceuticals, Inc. *	8,667	68,469
MiMedx Group, Inc. *	8,019	75,138
Mirati Therapeutics, Inc. *	893	28,219
Momenta Pharmaceuticals, Inc. *	4,757	70,594
Myriad Genetics, Inc. *	5,360	231,338
NantKwest, Inc. *	525	9,098
Natera, Inc. *	800	8,640
Navidea Biopharmaceuticals, Inc. *	10,313	13,716
Neurocrine Biosciences, Inc. *	6,662	376,869
NewLink Genetics Corp. *	1,605	58,406
Nivalis Therapeutics, Inc. *	400	3,096
Northwest Biotherapeutics, Inc. *	3,184	10,189
Novavax, Inc. *	20,685	173,547
Ocata Therapeutics, Inc. *	2,753	23,180
OncoMed Pharmaceuticals, Inc. *	1,132	25,515
Oncothyreon, Inc. *	6,340	14,075
Ophthotech Corp. *	1,829	143,631
Orexigen Therapeutics, Inc. *	7,897	13,583
Organovo Holdings, Inc. *	5,600	13,944
Osiris Therapeutics, Inc.	1,445	14,999
Otonomy, Inc. *	1,140	31,635
OvaScience, Inc. *	1,811	17,693
PDL BioPharma, Inc.	12,664	44,831
Peregrine Pharmaceuticals, Inc. *	11,824	13,834
Pfenex, Inc. *	1,259	15,586
Portola Pharmaceuticals, Inc. *	3,886	199,935
Progenics Pharmaceuticals, Inc. *	5,151	31,576
Proteon Therapeutics, Inc. *	595	9,228
Prothena Corp. plc *	2,414	164,418
PTC Therapeutics, Inc. *	2,612	84,629
Radius Health, Inc. *	2,558	157,419
Raptor Pharmaceutical Corp. *	6,081	31,621
REGENXBIO, Inc. *	615	10,209
Regulus Therapeutics, Inc. *	2,183	19,036
Repligen Corp. *	2,535	71,715
Retrophin, Inc. *	2,698	52,044
Rigel Pharmaceuticals, Inc. *	7,590	22,998
Sage Therapeutics, Inc. *	1,064	62,031
Sangamo BioSciences, Inc. *	5,756	52,552
Sarepta Therapeutics, Inc. *	3,490	134,644
Seres Therapeutics, Inc. *	675	23,686
Sorrento Therapeutics, Inc. *	2,189	19,066
Spark Therapeutics, Inc. *	707	32,034
Spectrum Pharmaceuticals, Inc. *	5,050	30,451
Stemline Therapeutics, Inc. *	1,313	8,285
Synergy Pharmaceuticals, Inc. *	7,787	44,152
Synta Pharmaceuticals Corp. *	5,731	2,017
T2 Biosystems, Inc. *	524	5,733
TESARO, Inc. *	1,877	98,205
TG Therapeutics, Inc. *	2,728	32,545

12 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Threshold Pharmaceuticals, Inc. *	4,048	1,943
Tobira Therapeutics, Inc. *	153	1,538
Tokai Pharmaceuticals, Inc. *	500	4,360
Trevena, Inc. *	1,911	20,066
Trius Therapeutics, Inc (a)*	3,210	417
Trovagene, Inc. *	1,887	10,190
Ultragenyx Pharmaceutical, Inc. *	3,021	338,896
Vanda Pharmaceuticals, Inc. *	3,487	32,464
Verastem, Inc. *	2,484	4,620
Versartis, Inc. *	1,736	21,509
Vitae Pharmaceuticals, Inc. *	1,024	18,534
Vital Therapies, Inc. *	1,295	14,918
Voyager Therapeutics, Inc. *	521	11,410
vTv Therapeutics, Inc., Class A *	500	3,405
XBiotech, Inc. *	314	3,413
Xencor, Inc. *	2,195	32,091
XOMA Corp. *	6,130	8,153
Zafgen, Inc. *	1,272	8,001
ZIOPHARM Oncology, Inc. *	8,524	70,834
		8,493,121

Building Products - 0.9%
AAON, Inc.	3,159	73,352
Advanced Drainage Systems, Inc.	2,597	62,406
American Woodmark Corp. *	1,038	83,019
Apogee Enterprises, Inc.	2,253	98,028
Builders FirstSource, Inc. *	3,852	42,680
Continental Building Products, Inc. *	2,429	42,410
Gibraltar Industries, Inc. *	2,647	67,340
Griffon Corp.	2,639	46,974
Insteel Industries, Inc.	1,631	34,121
Masonite International Corp. *	2,330	142,666
NCI Building Systems, Inc. *	2,515	31,211
Nortek, Inc. *	776	33,849
Patrick Industries, Inc. *	1,080	46,980
PGT, Inc. *	3,685	41,972
Ply Gem Holdings, Inc. *	1,362	17,079
Quanex Building Products Corp.	2,614	54,502
Simpson Manufacturing Co., Inc.	3,250	110,988
Trex Co., Inc. *	2,476	94,187
Universal Forest Products, Inc.	1,553	106,179
		1,229,943

Capital Markets - 1.3%
Arlington Asset Investment Corp., Class A	1,962	25,957
Ashford, Inc. *	72	3,834
Associated Capital Group, Inc., Class A *	520	15,860
BGC Partners, Inc., Class A	14,141	138,723
Calamos Asset Management, Inc., Class A	1,559	15,091
CIFC Corp.	974	5,435
Cohen & Steers, Inc.	1,662	50,658
Cowen Group, Inc., Class A *	8,597	32,927

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Diamond Hill Investment Group, Inc.	250	47,250
Evercore Partners, Inc., Class A	2,671	144,421
Fifth Street Asset Management, Inc.	520	1,695
Financial Engines, Inc.	4,002	134,747
GAMCO Investors, Inc., Class A	520	16,141
Greenhill & Co., Inc.	2,260	64,659
HFF, Inc., Class A	2,937	91,253
Houlihan Lokey, Inc.	950	24,899
INTL. FCStone, Inc. *	1,181	39,516
Investment Technology Group, Inc.	2,642	44,967
Janus Capital Group, Inc.	11,331	159,654
KCG Holdings, Inc., Class A *	2,651	32,634
Ladenburg Thalmann Financial Services, Inc. *	8,462	23,355
Medley Management, Inc., Class A	520	2,959
Moelis & Co., Class A	1,358	39,626
OM Asset Management plc	2,120	32,500
Oppenheimer Holdings, Inc., Class A	932	16,198
Piper Jaffray Cos. *	1,333	53,853
Pzena Investment Management, Inc., Class A	491	4,223
RCS Capital Corp., Class A *	3,801	1,157
Safeguard Scientifics, Inc. *	1,902	27,598
Stifel Financial Corp. *	5,239	221,924
Virtu Financial, Inc., Class A	1,467	33,213
Virtus Investment Partners, Inc.	528	62,019
Westwood Holdings Group, Inc.	603	31,410
WisdomTree Investments, Inc.	8,805	138,062
Zais Group Holdings, Inc. *	295	2,732
		1,781,150

Chemicals - 1.7%
A Schulman, Inc.	2,260	69,246
American Vanguard Corp.	2,506	35,109
Axiall Corp.	5,420	83,468
Balchem Corp.	2,399	145,859
Calgon Carbon Corp.	4,068	70,173
Chase Corp.	526	21,424
Chemtura Corp. *	5,184	141,368
Core Molding Technologies, Inc. *	592	7,595
Ferro Corp. *	5,633	62,639
Flotek Industries, Inc. *	4,128	47,224
FutureFuel Corp.	1,874	25,299
Hawkins, Inc.	939	33,588
HB Fuller Co.	3,891	141,905
Innophos Holdings, Inc.	1,613	46,745
Innospec, Inc.	1,871	101,614
Intrepid Potash, Inc. *	4,719	13,921
KMG Chemicals, Inc.	568	13,075
Koppers Holdings, Inc. *	1,798	32,814
Kraton Performance Polymers, Inc. *	2,418	40,163
Kronos Worldwide, Inc.	1,877	10,586
LSB Industries, Inc. *	1,588	11,513
Minerals Technologies, Inc.	2,680	122,905

14 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Olin Corp.	12,782	220,617
OMNOVA Solutions, Inc. *	3,910	23,968
PolyOne Corp.	6,883	218,604
Quaker Chemical Corp.	1,029	79,501
Rayonier Advanced Materials, Inc.	3,138	30,721
Rentech, Inc. *	2,000	7,040
Senomyx, Inc. *	3,810	14,364
Sensient Technologies Corp.	3,607	226,592
Stepan Co.	1,489	73,989
Trecora Resources *	1,798	22,277
Tredegar Corp.	2,145	29,215
Trinseo S.A. *	1,009	28,454
Tronox Ltd., Class A	4,908	19,190
Valhi, Inc.	1,474	1,975
		2,274,740

Commercial Services & Supplies - 2.0%
ABM Industries, Inc.	4,321	123,019
ACCO Brands Corp. *	8,482	60,477
ARC Document Solutions, Inc. *	3,218	14,223
Brady Corp., Class A	3,687	84,727
Brink's Co. (The)	3,753	108,311
Casella Waste Systems, Inc., Class A *	3,332	19,925
CECO Environmental Corp.	1,551	11,912
Civeo Corp. *	8,414	11,948
Deluxe Corp.	3,853	210,143
Ennis, Inc.	2,271	43,717
Essendant, Inc.	2,957	96,132
G&K Services, Inc., Class A	1,543	97,055
Healthcare Services Group, Inc.	5,517	192,378
Heritage-Crystal Clean, Inc. *	692	7,335
Herman Miller, Inc.	4,604	132,135
HNI Corp.	3,433	123,794
InnerWorkings, Inc. *	3,823	28,672
Interface, Inc.	5,099	97,595
Kimball International, Inc., Class B	2,797	27,327
Knoll, Inc.	3,767	70,820
Matthews International Corp., Class A	2,671	142,765
McGrath RentCorp	2,018	50,833
Mobile Mini, Inc.	3,537	110,107
MSA Safety, Inc.	2,261	98,286
Multi-Color Corp.	1,079	64,535
NL Industries, Inc. *	532	1,617
Quad/Graphics, Inc.	2,476	23,027
SP Plus Corp. *	1,439	34,392
Steelcase, Inc., Class A	6,427	95,762
Team, Inc. *	1,759	56,218
Tetra Tech, Inc.	4,650	120,993
TRC Cos., Inc. *	1,320	12,210
UniFirst Corp.	1,147	119,517
US Ecology, Inc.	1,672	60,928
Viad Corp.	1,798	50,757

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
West Corp.	4,028	86,884
		2,690,476

Communications Equipment - 1.5%
ADTRAN, Inc.	4,115	70,860
Aerohive Networks, Inc. *	1,801	9,203
Alliance Fiber Optic Products, Inc. *	992	15,039
Applied Optoelectronics, Inc. *	1,325	22,737
Bel Fuse, Inc., Class B	968	16,737
Black Box Corp.	1,186	11,303
CalAmp Corp. *	3,105	61,883
Calix, Inc. *	3,092	24,334
Ciena Corp. *	9,524	197,052
Clearfield, Inc. *	1,022	13,705
Comtech Telecommunications Corp.	1,254	25,193
Digi International, Inc. *	2,313	26,322
EMCORE Corp. *	1,917	11,751
Extreme Networks, Inc. *	8,019	32,718
Finisar Corp. *	8,019	116,596
Harmonic, Inc. *	7,780	31,665
Infinera Corp. *	10,374	187,977
InterDigital, Inc.	2,783	136,478
Ixia *	4,679	58,160
KVH Industries, Inc. *	1,491	14,045
NETGEAR, Inc. *	2,510	105,194
NetScout Systems, Inc. *	7,182	220,487
Novatel Wireless, Inc. *	2,908	4,856
Oclaro, Inc. *	8,388	29,190
Plantronics, Inc.	2,732	129,551
Polycom, Inc. *	10,423	131,226
Ruckus Wireless, Inc. *	5,810	62,225
ShoreTel, Inc. *	5,065	44,825
Sonus Networks, Inc. *	4,404	31,401
Ubiquiti Networks, Inc. *	2,363	74,883
ViaSat, Inc. *	3,297	201,150
		2,118,746

Construction & Engineering - 0.8%
Aegion Corp. *	2,830	54,647
Ameresco, Inc., Class A *	1,452	9,075
Argan, Inc.	1,001	32,432
Comfort Systems USA, Inc.	2,879	81,821
Dycom Industries, Inc. *	2,630	183,995
EMCOR Group, Inc.	4,838	232,418
Furmanite Corp. *	3,036	20,220
Granite Construction, Inc.	3,036	130,275
Great Lakes Dredge & Dock Corp. *	5,123	20,287
HC2 Holdings, Inc. *	1,520	8,041
MasTec, Inc. *	5,152	89,542
MYR Group, Inc. *	1,740	35,861
Northwest Pipe Co. *	929	10,396
NV5 Holdings, Inc. *	395	8,682

16 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Orion Marine Group, Inc. *	2,350	9,799
Primoris Services Corp.	2,993	65,936
Tutor Perini Corp. *	2,896	48,479
		1,041,906

Construction Materials - 0.2%
Headwaters, Inc. *	5,691	96,007
Summit Materials, Inc., Class A *	2,472	49,530
United States Lime & Minerals, Inc.	156	8,574
US Concrete, Inc. *	1,160	61,086
		215,197
Consumer Finance - 0.4%
Cash America International, Inc.	2,121	63,524
Encore Capital Group, Inc. *	2,162	62,871
Enova International, Inc. *	2,251	14,879
Ezcorp, Inc., Class A *	4,319	21,552
First Cash Financial Services, Inc. *	2,176	81,448
Green Dot Corp., Class A *	3,541	58,143
JG Wentworth Co., (The) Class A *	860	1,548
Nelnet, Inc., Class A	1,973	66,234
PRA Group, Inc. *	3,729	129,359
Regional Management Corp. *	935	14,464
World Acceptance Corp. *	581	21,555
		535,577

Containers & Packaging - 0.4%
AEP Industries, Inc. *	367	28,314
Berry Plastics Group, Inc. *	9,215	333,399
Greif, Inc., Class A	2,377	73,235
Multi Packaging Solutions International Ltd. *	1,453	25,210
Myers Industries, Inc.	1,882	25,068
		485,226

Distributors - 0.3%
Core-Mark Holding Co., Inc.	1,782	146,017
Fenix Parts, Inc. *	1,065	7,231
Pool Corp.	3,359	271,340
VOXX International Corp. *	1,390	7,312
Weyco Group, Inc.	562	15,039
		446,939

Diversified Consumer Services - 1.0%
2U, Inc. *	1,849	51,735
American Public Education, Inc. *	1,323	24,621
Apollo Education Group, Inc. *	7,281	55,845
Ascent Capital Group, Inc., Class A *	1,027	17,171
Bridgepoint Education, Inc. *	1,306	9,938
Bright Horizons Family Solutions, Inc. *	2,885	192,718
Cambium Learning Group, Inc. *	1,013	4,913
Capella Education Co.	953	44,047
Career Education Corp. *	5,930	21,526
Carriage Services, Inc.	1,428	34,415

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Chegg, Inc. *	6,601	44,425
Collectors Universe, Inc.	618	9,579
DeVry Education Group, Inc.	4,918	124,474
Grand Canyon Education, Inc. *	3,633	145,756
Houghton Mifflin Harcourt Co. *	10,565	230,106
K12, Inc. *	3,081	27,113
Liberty Tax, Inc.	395	9,413
LifeLock, Inc. *	7,212	103,492
Regis Corp. *	3,158	44,686
Sotheby's	4,801	123,674
Strayer Education, Inc. *	932	56,032
Universal Technical Institute, Inc.	1,842	8,584
Weight Watchers International, Inc. *	2,151	49,043
		1,433,306

Diversified Financial Services - 0.4%
FNFV Group *	6,176	69,356
GAIN Capital Holdings, Inc.	2,074	16,820
MarketAxess Holdings, Inc.	2,880	321,379
Marlin Business Services Corp.	795	12,768
NewStar Financial, Inc. *	2,242	20,133
On Deck Capital, Inc. *	1,011	10,413
PICO Holdings, Inc. *	1,974	20,372
Resource America, Inc., Class A	1,082	6,633
Tiptree Financial, Inc., Class A	2,311	14,190
		492,064

Diversified Telecommunication Services - 0.7%
8x8, Inc. *	6,803	77,894
Atlantic Tele-Network, Inc.	816	63,836
Cincinnati Bell, Inc. *	17,650	63,540
Cogent Communications Holdings, Inc.	3,554	123,288
Consolidated Communications Holdings, Inc.	3,898	81,663
FairPoint Communications, Inc. *	1,772	28,476
General Communication, Inc., Class A *	2,713	53,663
Globalstar, Inc. *	36,744	52,911
Hawaiian Telcom Holdco, Inc. *	922	22,921
IDT Corp., Class B	1,313	15,310
inContact, Inc. *	5,364	51,173
Inteliquent, Inc.	2,529	44,940
Intelsat S.A. *	2,452	10,200
Iridium Communications, Inc. *	6,339	53,311
Lumos Networks Corp. *	1,756	19,667
ORBCOMM, Inc. *	3,946	28,569
pdvWireless, Inc. *	1,002	27,555
Straight Path Communications, Inc., Class B *	722	12,375
Vonage Holdings Corp. *	14,328	82,243
Winsdtream Holdings, Inc.	7,781	50,110
		963,645

18 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Electric Utilities - 1.2%
ALLETE, Inc.	3,762	191,222
Cleco Corp.	4,668	243,716
El Paso Electric Co.	3,117	120,005
Empire District Electric Co. (The)	3,365	94,456
Genie Energy Ltd., Class B *	966	10,771
IDACORP, Inc.	3,885	264,180
MGE Energy, Inc.	2,675	124,120
Otter Tail Corp.	3,144	83,725
PNM Resources, Inc.	6,147	187,914
Portland General Electric Co.	6,946	252,626
Spark Energy, Inc., Class A	264	5,470
Unitil Corp.	1,238	44,419
		1,622,624

Electrical Equipment - 0.6%
Allied Motion Technologies, Inc.	482	12,619
AZZ, Inc.	1,988	110,473
Encore Wire Corp.	1,601	59,381
EnerSys	3,431	191,896
Enphase Energy, Inc. *	1,376	4,830
Franklin Electric Co., Inc.	3,676	99,362
FuelCell Energy, Inc. *	1,721	8,536
Generac Holdings, Inc. *	5,337	158,883
General Cable Corp.	3,773	50,671
LSI Industries, Inc.	1,507	18,370
Plug Power, Inc. *	14,972	31,591
Powell Industries, Inc.	811	21,110
Power Solutions International, Inc. *	402	7,337
PowerSecure International, Inc. *	1,635	24,607
Preformed Line Products Co.	222	9,346
Sunrun, Inc. *	1,400	16,478
Thermon Group Holdings, Inc. *	2,669	45,159
Vicor Corp. *	1,707	15,568
		886,217

Electronic Equipment & Instruments - 2.6%
Agilysys, Inc. *	1,316	13,147
Anixter International, Inc. *	2,202	132,979
AVX Corp.	3,566	43,291
Badger Meter, Inc.	1,117	65,445
Belden, Inc.	3,291	156,915
Benchmark Electronics, Inc. *	4,044	83,589
Checkpoint Systems, Inc.	3,461	21,700
Coherent, Inc. *	1,839	119,737
Control4 Corp. *	1,024	7,444
CTS Corp.	2,562	45,194
Daktronics, Inc.	2,960	25,811
DTS, Inc. *	1,575	35,563
Electro Rent Corp.	1,712	15,750
ePlus, Inc. *	467	43,552
Fabrinet *	2,734	65,124

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
FARO Technologies, Inc. *	1,341	39,586
FEI Co.	3,207	255,887
GSI Group, Inc. *	2,626	35,766
II-VI, Inc. *	4,403	81,720
Insight Enterprises, Inc. *	2,991	75,134
InvenSense, Inc. *	6,369	65,155
Itron, Inc. *	2,967	107,346
Kimball Electronics, Inc. *	2,097	23,046
Knowles Corp. *	6,568	87,551
Littelfuse, Inc.	1,742	186,411
Mercury Systems, Inc. *	2,519	46,249
Mesa Laboratories, Inc.	233	23,184
Methode Electronics, Inc.	2,959	94,185
MTS Systems Corp.	1,150	72,921
Multi-Fineline Electronix, Inc. *	789	16,317
Newport Corp. *	3,209	50,927
OSI Systems, Inc. *	1,529	135,561
Park Electrochemical Corp.	1,804	27,168
PC Connection, Inc.	756	17,116
Plexus Corp. *	2,593	90,548
RealD, Inc. *	3,490	36,819
Rofin-Sinar Technologies, Inc. *	2,173	58,193
Rogers Corp. *	1,437	74,106
Sanmina Corp. *	6,377	131,239
ScanSource, Inc. *	2,089	67,308
SYNNEX Corp.	2,219	199,555
Tech Data Corp. *	2,828	187,723
TTM Technologies, Inc. *	5,067	32,986
Universal Display Corp. *	3,104	168,982
Vishay Intertechnology, Inc.	10,452	125,947
Vishay Precision Group, Inc. *	1,011	11,445
		3,501,322

Energy Equipment & Services - 0.8%
Archrock, Inc.	5,249	39,473
Atwood Oceanics, Inc.	4,989	51,037
Basic Energy Services, Inc. *	2,777	7,442
Bristow Group, Inc.	2,689	69,645
C&J Energy Services Ltd. *	4,013	19,102
CARBO Ceramics, Inc.	1,515	26,058
Dawson Geophysical Co. *	1,180	4,083
Era Group, Inc. *	1,735	19,345
Exterran Corp. *	2,624	42,115
Fairmount Santrol Holdings, Inc. *	4,937	11,602
Forum Energy Technologies, Inc. *	4,578	57,042
Geospace Technologies Corp. *	1,271	17,883
Gulfmark Offshore, Inc., Class A *	2,302	10,750
Helix Energy Solutions Group, Inc. *	8,174	42,995
Hornbeck Offshore Services, Inc. *	2,469	24,542
Independence Contract Drilling, Inc. *	903	4,560
ION Geophysical Corp. *	11,881	5,977
Key Energy Services, Inc. *	11,770	5,674

20 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Matrix Service Co. *	2,252	46,256
McDermott International, Inc. *	18,414	61,687
Natural Gas Services Group, Inc. *	1,066	23,772
Newpark Resources, Inc. *	6,491	34,272
Nordic American Offshore Ltd.	1,600	8,432
North Atlantic Drilling Ltd. *	617	1,518
Oil States International, Inc. *	3,982	108,510
Parker Drilling Co. *	10,148	18,469
PHI, Inc. *	1,085	17,805
Pioneer Energy Services Corp. *	5,200	11,284
RigNet, Inc. *	1,109	22,945
SEACOR Holdings, Inc. *	1,408	74,005
Seventy Seven Energy, Inc. *	4,338	4,555
Tesco Corp.	3,109	22,509
TETRA Technologies, Inc. *	6,615	49,745
Tidewater, Inc.	3,629	25,258
Unit Corp. *	3,890	47,458
US Silica Holdings, Inc.	4,120	77,168
		1,114,973

Food & Staples Retailing - 0.9%
Andersons, Inc. (The)	2,192	69,333
Casey's General Stores, Inc.	2,998	361,109
Chefs' Warehouse, Inc. (The) *	1,456	24,286
Fairway Group Holdings Corp. *	1,354	894
Fresh Market, Inc. (The) *	3,326	77,895
Ingles Markets, Inc., Class A	1,087	47,915
Natural Grocers by Vitamin Cottage, Inc. *	875	17,824
Performance Food Group Co. *	1,190	27,537
PriceSmart, Inc.	1,502	124,651
Smart & Final Stores, Inc. *	1,874	34,125
SpartanNash Co.	2,903	62,821
SUPERVALU, Inc. *	20,203	136,976
United Natural Foods, Inc. *	3,864	152,087
Village Super Market, Inc., Class A	640	16,864
Weis Markets, Inc.	958	42,439
		1,196,756

Food Products - 1.6%
Alico, Inc.	267	10,330
Amplify Snack Brands, Inc. *	1,175	13,536
Arcadia Biosciences, Inc. *	634	1,927
B&G Foods, Inc.	4,473	156,644
Boulder Brands, Inc. *	4,219	46,325
Cal-Maine Foods, Inc.	2,417	112,004
Calavo Growers, Inc.	1,188	58,212
Darling Ingredients, Inc. *	12,751	134,141
Dean Foods Co.	7,282	124,886
Diamond Foods, Inc. *	2,033	78,372
Farmer Bros Co. *	538	17,361
Fresh Del Monte Produce, Inc.	2,572	99,999
Freshpet, Inc. *	1,604	13,618

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Inventure Foods, Inc. *	1,177	8,357
J&J Snack Foods Corp.	1,149	134,054
John B Sanfilippo & Son, Inc.	716	38,686
Lancaster Colony Corp.	1,429	164,992
Landec Corp. *	2,282	26,996
Lifeway Foods, Inc. *	385	4,274
Limoneira Co.	753	11,250
Omega Protein Corp. *	1,591	35,320
Post Holdings, Inc. *	4,763	293,877
Sanderson Farms, Inc.	1,730	134,110
Seaboard Corp. *	20	57,895
Seneca Foods Corp., Class A *	794	23,010
Snyder's-Lance, Inc.	3,769	129,277
Tootsie Roll Industries, Inc.	1,438	45,426
TreeHouse Foods, Inc. *	3,309	259,624
		2,234,503

Gas Utilities - 1.2%
Chesapeake Utilities Corp.	1,240	70,370
Laclede Group, Inc. (The)	3,343	198,608
New Jersey Resources Corp.	6,605	217,701
Northwest Natural Gas Co.	2,109	106,736
ONE Gas, Inc.	4,059	203,640
Piedmont Natural Gas Co., Inc.	6,080	346,682
South Jersey Industries, Inc.	5,281	124,209
Southwest Gas Corp.	3,615	199,403
WGL Holdings, Inc.	3,838	241,756
		1,709,105

Health Care Equipment & Supplies - 3.8%
Abaxis, Inc.	1,739	96,828
ABIOMED, Inc. *	3,221	290,792
Accuray, Inc. *	6,420	43,335
Analogic Corp.	957	79,048
AngioDynamics, Inc. *	2,155	26,162
Anika Therapeutics, Inc. *	1,292	49,303
Antares Pharma, Inc. *	9,495	11,489
AtriCure, Inc. *	2,456	55,113
Atrion Corp.	110	41,932
Cantel Medical Corp.	2,651	164,733
Cardiovascular Systems, Inc. *	2,478	37,467
Cerus Corp. *	7,927	50,099
ConforMIS, Inc. *	800	13,832
CONMED Corp.	2,130	93,826
Corindus Vascular Robotics, Inc. *	1,737	5,576
CryoLife, Inc.	2,420	26,088
Cutera, Inc. *	1,118	14,299
Cynosure, Inc., Class A *	1,710	76,386
EndoChoice Holdings, Inc. *	500	4,175
Endologix, Inc. *	5,203	51,510
Entellus Medical, Inc. *	465	7,840
Exactech, Inc. *	863	15,663

22 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
GenMark Diagnostics, Inc. *	3,729	28,937
Glaukos Corp. *	550	13,579
Globus Medical, Inc., Class A *	5,297	147,363
Greatbatch, Inc. *	1,969	103,372
Haemonetics Corp. *	3,989	128,605
Halyard Health, Inc. *	3,591	119,975
HeartWare International, Inc. *	1,332	67,133
ICU Medical, Inc. *	1,127	127,103
Inogen, Inc. *	1,214	48,669
Insulet Corp. *	4,380	165,608
Integra LifeSciences Holdings Corp. *	2,202	149,252
Invacare Corp.	2,498	43,440
InVivo Therapeutics Holdings Corp. *	2,050	14,760
Invuity, Inc. *	350	3,087
iRadimed Corp. *	219	6,139
K2M Group Holdings, Inc. *	1,359	26,827
Lantheus Holdings, Inc. *	950	3,211
LDR Holding Corp. *	1,792	44,997
LeMaitre Vascular, Inc.	917	15,818
LivaNova plc *	3,459	205,361
Masimo Corp. *	3,375	140,096
Meridian Bioscience, Inc.	3,556	72,969
Merit Medical Systems, Inc. *	3,534	65,697
Natus Medical, Inc. *	2,544	122,239
Neogen Corp. *	2,859	161,591
Nevro Corp. *	1,295	87,425
Novocure Ltd. *	608	13,595
NuVasive, Inc. *	3,732	201,939
NxStage Medical, Inc. *	5,151	112,858
OraSure Technologies, Inc. *	4,811	30,983
Orthofix International NV *	1,448	56,776
Oxford Immunotec Global plc *	1,165	13,397
Penumbra, Inc. *	356	19,156
Quidel Corp. *	2,221	47,085
Rockwell Medical, Inc. *	3,471	35,543
RTI Surgical, Inc. *	4,427	17,575
SeaSpine Holdings Corp. *	659	11,322
Second Sight Medical Products, Inc. *	912	5,372
Sientra, Inc. *	500	2,960
Spectranetics Corp. (The) *	3,271	49,261
STAAR Surgical Co. *	3,235	23,098
STERIS plc	6,659	501,689
SurModics, Inc. *	1,145	23,209
Tandem Diabetes Care, Inc. *	810	9,566
TransEnterix, Inc. *	2,569	6,371
Unilife Corp. *	11,004	5,448
Utah Medical Products, Inc.	296	17,328
Vascular Solutions, Inc. *	1,424	48,971
Veracyte, Inc. *	444	3,197

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
West Pharmaceutical Services, Inc.	5,553	334,402
Wright Medical Group N.V. *	6,887	166,528
Zeltiq Aesthetics, Inc. *	2,605	74,321
		5,200,699

Health Care Providers & Services - 2.6%
AAC Holdings, Inc. *	500	9,530
Aceto Corp.	2,247	60,624
Addus HomeCare Corp. *	471	10,965
Adeptus Health, Inc., Class A *	494	26,933
Air Methods Corp. *	3,030	127,048
Alliance HealthCare Services, Inc. *	430	3,947
Almost Family, Inc. *	554	21,179
Amedisys, Inc. *	2,178	85,639
AMN Healthcare Services, Inc. *	3,670	113,954
Amsurg Corp. *	4,205	319,580
BioScrip, Inc. *	6,131	10,729
BioTelemetry, Inc. *	2,365	27,623
Capital Senior Living Corp. *	2,506	52,275
Chemed Corp.	1,318	197,436
Civitas Solutions, Inc. *	1,020	29,366
CorVel Corp. *	664	29,163
Cross Country Healthcare, Inc. *	2,877	47,154
Diplomat Pharmacy, Inc. *	2,792	95,542
Ensign Group, Inc. (The)	3,978	90,022
ExamWorks Group, Inc. *	3,163	84,136
Five Star Quality Care, Inc. *	3,773	11,998
Genesis Healthcare, Inc. *	2,829	9,817
Hanger, Inc. *	2,724	44,810
HealthEquity, Inc. *	2,799	70,171
HealthSouth Corp.	7,194	250,423
Healthways, Inc. *	2,396	30,837
Kindred Healthcare, Inc.	6,440	76,700
Landauer, Inc.	822	27,060
LHC Group, Inc. *	1,040	47,102
Magellan Health, Inc. *	1,949	120,175
Molina Healthcare, Inc. *	3,056	183,757
National HealthCare Corp.	778	48,003
National Research Corp., Class A	681	10,923
Nobilis Health Corp. *	2,467	6,957
Owens & Minor, Inc.	4,870	175,223
PharMerica Corp. *	2,345	82,075
Providence Service Corp. (The) *	915	42,932
RadNet, Inc. *	2,930	18,107
Select Medical Holdings Corp.	8,104	96,519
Surgery Partners, Inc. *	1,289	26,412
Surgical Care Affiliates, Inc. *	1,661	66,124
Team Health Holdings, Inc. *	5,558	243,941
Teladoc, Inc. *	750	13,470
Triple-S Management Corp., Class B *	2,042	48,824
Trupanion, Inc. *	737	7,193
Universal American Corp.	3,383	23,681

24 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
US Physical Therapy, Inc.	1,051	56,418
WellCare Health Plans, Inc. *	3,399	265,836
		3,548,333

Health Care Technology - 0.6%
Castlight Health, Inc., Class B *	2,604	11,119
Computer Programs & Systems, Inc.	938	46,665
Connecture, Inc. *	580	2,094
Evolent Health, Inc., Class A *	1,050	12,716
HealthStream, Inc. *	1,758	38,676
HMS Holdings Corp. *	6,833	84,319
Imprivata, Inc. *	521	5,887
MedAssets, Inc. *	4,659	144,149
Medidata Solutions, Inc. *	4,266	210,271
Omnicell, Inc. *	2,797	86,931
Press Ganey Holdings, Inc. *	790	24,925
Quality Systems, Inc.	3,856	62,159
Vocera Communications, Inc. *	1,818	22,180
		752,091

Hotels, Restaurants & Leisure - 3.2%
Belmond Ltd., Class A *	7,476	71,022
Biglari Holdings, Inc. *	130	42,357
BJ's Restaurants, Inc. *	1,658	72,073
Bloomin' Brands, Inc.	9,567	161,587
Bob Evans Farms, Inc.	1,825	70,901
Bojangles', Inc. *	640	10,157
Boyd Gaming Corp. *	6,158	122,359
Bravo Brio Restaurant Group, Inc. *	1,583	14,247
Buffalo Wild Wings, Inc. *	1,466	234,047
Caesars Acquisition Co., Class A *	4,096	27,894
Caesars Entertainment Corp. *	4,594	36,247
Carrols Restaurant Group, Inc. *	3,096	36,347
Cheesecake Factory, Inc. (The)	3,763	173,512
Churchill Downs, Inc.	1,038	146,867
Chuy's Holdings, Inc. *	1,271	39,833
ClubCorp Holdings, Inc.	3,390	61,935
Cracker Barrel Old Country Store, Inc.	1,480	187,708
Dave & Buster's Entertainment, Inc. *	1,758	73,379
Del Frisco's Restaurant Group, Inc. *	2,117	33,914
Denny's Corp. *	6,511	64,003
Diamond Resorts International, Inc. *	3,170	80,867
DineEquity, Inc.	1,309	110,833
El Pollo Loco Holdings, Inc. *	720	9,094
Eldorado Resorts, Inc. *	2,176	23,936
Empire Resorts, Inc. *	270	4,867
Fiesta Restaurant Group, Inc. *	2,070	69,552
Fogo De Chao, Inc. *	400	6,064
Habit Restaurants, Inc., (The) Class A *	887	20,454
International Speedway Corp., Class A	2,154	72,633
Interval Leisure Group, Inc.	3,020	47,142
Intrawest Resorts Holdings, Inc. *	1,551	12,129

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Isle of Capri Casinos, Inc. *	1,930	26,885
J. Alexander's Holdings, Inc. *	1,066	11,641
Jack in the Box, Inc.	2,885	221,308
Jamba, Inc. *	1,460	19,695
Kona Grill, Inc. *	652	10,341
Krispy Kreme Doughnuts, Inc. *	5,005	75,425
La Quinta Holdings, Inc. *	7,226	98,346
Marcus Corp. (The)	1,417	26,880
Marriott Vacations Worldwide Corp.	1,995	113,615
Monarch Casino & Resort, Inc. *	917	20,834
Morgans Hotel Group Co. *	2,245	7,566
Noodles & Co. *	970	9,399
Papa John's International, Inc.	2,234	124,814
Papa Murphy's Holdings, Inc. *	523	5,889
Penn National Gaming, Inc. *	6,159	98,667
Pinnacle Entertainment, Inc. *	4,671	145,362
Planet Fitness, Inc., Class A *	1,220	19,069
Popeyes Louisiana Kitchen, Inc. *	1,787	104,540
Potbelly Corp. *	1,684	19,720
Red Robin Gourmet Burgers, Inc. *	1,090	67,297
Ruby Tuesday, Inc. *	5,637	31,060
Ruth's Hospitality Group, Inc.	3,111	49,527
Scientific Games Corp., Class A *	4,117	36,929
SeaWorld Entertainment, Inc.	5,276	103,884
Shake Shack, Inc., Class A *	505	19,998
Sonic Corp.	4,013	129,660
Speedway Motorsports, Inc.	1,049	21,735
Texas Roadhouse, Inc.	5,402	193,230
Vail Resorts, Inc.	2,805	359,012
Wingstop, Inc. *	525	11,975
Zoe's Kitchen, Inc. *	1,491	41,718
		4,363,981

Household Durables - 1.2%
Bassett Furniture Industries, Inc.	830	20,816
Beazer Homes USA, Inc. *	2,186	25,117
CalAtlantic Group, Inc.	5,937	225,131
Cavco Industries, Inc. *	684	56,984
Century Communities, Inc. *	1,175	20,809
CSS Industries, Inc.	772	21,909
Ethan Allen Interiors, Inc.	2,160	60,091
Flexsteel Industries, Inc.	405	17,893
Green Brick Partners, Inc. *	1,109	7,985
Helen of Troy Ltd. *	2,199	207,256
Hooker Furniture Corp.	834	21,050
Hovnanian Enterprises, Inc., Class A *	9,758	17,662
Installed Building Products, Inc. *	1,536	38,139
iRobot Corp. *	2,473	87,544
KB Home	6,299	77,667
La-Z-Boy, Inc.	3,950	96,459
LGI Homes, Inc. *	1,281	31,167
Libbey, Inc.	1,811	38,611

26 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Lifetime Brands, Inc.	858	11,377
M/I Homes, Inc. *	2,148	47,084
MDC Holdings, Inc.	3,015	76,973
Meritage Homes Corp. *	3,060	104,010
NACCO Industries, Inc., Class A	427	18,019
New Home Co., Inc. (The) *	775	10,044
Skullcandy, Inc. *	1,457	6,892
Taylor Morrison Home Corp., Class A *	2,509	40,144
TRI Pointe Group, Inc. *	12,890	163,316
Universal Electronics, Inc. *	1,224	62,853
WCI Communities, Inc. *	1,051	23,416
William Lyon Homes, Class A *	1,572	25,938
ZAGG, Inc. *	2,279	24,932
		1,687,288

Household Products - 0.2%
Central Garden & Pet Co., Class A *	3,442	46,811
HRG Group, Inc. *	6,069	82,296
Oil-Dri Corp. of America	406	14,953
Orchids Paper Products Co.	518	16,016
WD-40 Co.	1,124	110,883
		270,959

Independent Power and Renewable Electricity Producers - 0.4%
Abengoa Yield plc	3,786	73,032
Atlantic Power Corp.	10,236	20,165
Dynegy, Inc. *	9,890	132,526
NRG Yield, Inc., Class A	2,663	37,042
NRG Yield, Inc., Class C	4,869	71,867
Ormat Technologies, Inc.	2,907	106,018
Pattern Energy Group, Inc.	4,371	91,398
Talen Energy Corp. *	6,440	40,121
TerraForm Global, Inc., Class A	3,400	19,006
Vivint Solar, Inc. *	1,800	17,208
		608,383

Industrial Conglomerates - 0.0%
Raven Industries, Inc.	2,917	45,505

Insurance - 2.5%
Ambac Financial Group, Inc. *	3,473	48,935
American Equity Investment Life Holding Co.	6,347	152,518
AMERISAFE, Inc.	1,465	74,569
Argo Group International Holdings Ltd.	2,156	129,015
Atlas Financial Holdings, Inc. *	1,031	20,517
Baldwin & Lyons, Inc., Class B	853	20,498
Citizens, Inc. *	3,380	25,113
CNO Financial Group, Inc.	14,509	276,977
Crawford & Co., Class B	2,478	13,158
Donegal Group, Inc., Class A	916	12,897
eHealth, Inc. *	1,593	15,898
EMC Insurance Group, Inc.	745	18,849

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 27

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Employers Holdings, Inc.	2,669	72,864
Enstar Group Ltd. *	701	105,178
FBL Financial Group, Inc., Class A	766	48,748
Federated National Holding Co.	1,014	29,974
Fidelity & Guaranty Life	987	25,040
First American Financial Corp.	8,365	300,303
Global Indemnity plc *	810	23,506
Greenlight Capital Re Ltd., Class A *	2,232	41,761
Hallmark Financial Services, Inc. *	1,205	14,086
HCI Group, Inc.	801	27,915
Heritage Insurance Holdings, Inc.	1,906	41,589
Horace Mann Educators Corp.	3,175	105,347
Independence Holding Co.	665	9,210
Infinity Property & Casualty Corp.	885	72,774
James River Group Holdings Ltd.	967	32,433
Kansas City Life Insurance Co.	365	13,976
Kemper Corp.	3,357	125,048
Maiden Holdings Ltd.	4,341	64,724
MBIA, Inc. *	10,647	68,993
National General Holdings Corp.	3,122	68,247
National Interstate Corp.	681	18,183
National Western Life Group, Inc., Class A	193	48,624
Navigators Group, Inc. (The) *	819	70,262
OneBeacon Insurance Group Ltd., Class A	1,823	22,623
Patriot National, Inc. *	731	4,905
Primerica, Inc.	3,773	178,199
RLI Corp.	3,333	205,813
Safety Insurance Group, Inc.	1,103	62,187
Selective Insurance Group, Inc.	4,395	147,584
State Auto Financial Corp.	1,338	27,549
State National Cos., Inc.	2,290	22,465
Stewart Information Services Corp.	1,793	66,933
Symetra Financial Corp.	5,796	184,139
Third Point Reinsurance Ltd. *	6,514	87,353
United Fire Group, Inc.	1,562	59,840
United Insurance Holdings Corp.	1,490	25,479
Universal Insurance Holdings, Inc.	2,530	58,645
		3,391,443

Internet & Catalog Retail - 0.6%
1-800-Flowers.com, Inc., Class A *	2,081	15,150
Blue Nile, Inc. *	1,104	40,991
Duluth Holdings, Inc. *	634	9,250
Etsy, Inc. *	1,543	12,745
EVINE Live, Inc. *	3,387	6,029
FTD Cos., Inc. *	1,526	39,935
HSN, Inc.	2,509	127,131
Lands' End, Inc. *	1,477	34,621
Liberty TripAdvisor Holdings, Inc., Class A *	5,772	175,122
Nutrisystem, Inc.	2,351	50,876
Overstock.com, Inc. *	951	11,678
PetMed Express, Inc.	1,778	30,475

28 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Shutterfly, Inc. *	2,901	129,269
Wayfair, Inc., Class A *	1,548	73,716
		756,988

Internet Software & Services - 2.3%
Actua Corp. *	3,133	35,873
Alarm.com Holdings, Inc. *	650	10,842
Amber Road, Inc. *	800	4,072
Angie's List, Inc. *	3,417	31,949
Apigee Corp. *	399	3,204
Appfolio, Inc., Class A *	450	6,570
Bankrate, Inc. *	5,150	68,495
Bazaarvoice, Inc. *	4,145	18,155
Benefitfocus, Inc. *	608	22,125
Blucora, Inc. *	3,157	30,939
Box, Inc., Class A *	1,099	15,342
Brightcove, Inc. *	2,425	15,035
Carbonite, Inc. *	1,044	10,231
Care.com, Inc. *	566	4,053
ChannelAdvisor Corp. *	1,855	25,692
Cimpress NV *	2,532	205,447
comScore, Inc. *	2,656	109,294
Constant Contact, Inc. *	2,482	72,574
Cornerstone OnDemand, Inc. *	4,163	143,748
Cvent, Inc. *	1,817	63,432
Demandware, Inc. *	2,577	139,081
DHI Group, Inc. *	3,501	32,104
EarthLink Holdings Corp.	7,956	59,113
Endurance International Group Holdings, Inc. *	4,524	49,447
Envestnet, Inc. *	2,989	89,222
Everyday Health, Inc. *	1,666	10,029
Five9, Inc. *	1,093	9,509
Gogo, Inc. *	4,336	77,181
GrubHub, Inc. *	5,802	140,408
GTT Communications, Inc. *	1,887	32,192
Hortonworks, Inc. *	632	13,841
Instructure, Inc. *	392	8,161
Internap Corp. *	4,533	29,011
Intralinks Holdings, Inc. *	3,311	30,031
j2 Global, Inc.	3,720	306,230
Limelight Networks, Inc. *	4,616	6,739
Liquidity Services, Inc. *	2,122	13,793
LivePerson, Inc. *	4,955	33,446
LogMeIn, Inc. *	1,900	127,490
Marchex, Inc., Class B	2,943	11,448
Marin Software, Inc. *	2,360	8,449
Marketo, Inc. *	2,685	77,086
MaxPoint Interactive, Inc. *	534	913
MINDBODY, Inc., Class A *	550	8,322
Monster Worldwide, Inc. *	7,023	40,242
New Relic, Inc. *	505	18,397
NIC, Inc.	5,058	99,542

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 29

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
OPOWER, Inc. *	2,018	21,310
Q2 Holdings, Inc. *	1,503	39,634
QuinStreet, Inc. *	2,943	12,626
Quotient Technology, Inc. *	4,711	32,129
RealNetworks, Inc. *	1,733	7,365
Reis, Inc.	719	17,062
RetailMeNot, Inc. *	2,759	27,369
Rocket Fuel, Inc. *	1,645	5,741
SciQuest, Inc. *	2,242	29,079
Shutterstock, Inc. *	1,515	48,995
SPS Commerce, Inc. *	1,276	89,588
Stamps.com, Inc. *	1,100	120,571
TechTarget, Inc. *	1,109	8,905
Textura Corp. *	1,671	36,060
Travelzoo, Inc. *	642	5,374
TrueCar, Inc. *	3,777	36,033
United Online, Inc. *	1,133	13,358
Web.com Group, Inc. *	3,382	67,674
WebMD Health Corp. *	2,916	140,843
Wix.com Ltd. *	1,243	28,278
Xactly Corp. *	600	5,118
XO Group, Inc. *	2,474	39,732
		3,201,343

IT Services - 2.5%
6D Global Technologies, Inc. *(a)	1,527	15
Acxiom Corp. *	6,033	126,210
Blackhawk Network Holdings, Inc. *	4,190	185,240
CACI International, Inc., Class A *	1,866	173,128
Cardtronics, Inc. *	3,463	116,530
Cass Information Systems, Inc.	943	48,527
Ciber, Inc. *	6,559	23,022
Convergys Corp.	7,627	189,836
CSG Systems International, Inc.	2,527	90,921
Datalink Corp. *	1,373	9,336
EPAM Systems, Inc. *	3,774	296,712
Euronet Worldwide, Inc. *	4,004	290,010
Everi Holdings, Inc. *	5,479	24,053
EVERTEC, Inc.	5,077	84,989
ExlService Holdings, Inc. *	2,570	115,470
Forrester Research, Inc.	776	22,101
Hackett Group, Inc. (The)	1,931	31,031
Heartland Payment Systems, Inc.	2,824	267,772
Lionbridge Technologies, Inc. *	5,129	25,183
Luxoft Holding, Inc. *	1,416	109,216
ManTech International Corp., Class A	1,948	58,908
MAXIMUS, Inc.	5,085	286,031
ModusLink Global Solutions, Inc. *	3,259	8,082
MoneyGram International, Inc. *	2,614	16,390
NeuStar, Inc., Class A *	4,273	102,424
Perficient, Inc. *	2,876	49,237
PFSweb, Inc. *	930	11,969

30 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Science Applications International Corp.	3,506	160,505
ServiceSource International, Inc. *	5,266	24,276
Sykes Enterprises, Inc. *	3,008	92,586
Syntel, Inc. *	2,422	109,596
TeleTech Holdings, Inc.	1,255	35,027
Travelport Worldwide Ltd.	8,146	105,083
Unisys Corp. *	3,852	42,565
Virtusa Corp. *	2,330	96,322
		3,428,303

Leisure Products - 0.3%
Arctic Cat, Inc.	1,125	18,427
Black Diamond, Inc. *	1,890	8,354
Callaway Golf Co.	6,676	62,888
Escalade, Inc.	888	11,766
JAKKS Pacific, Inc. *	1,960	15,602
Johnson Outdoors, Inc., Class A	405	8,865
Malibu Boats, Inc., Class A *	1,378	22,558
Marine Products Corp.	813	4,911
MCBC Holdings, Inc. *	550	7,535
Nautilus, Inc. *	2,675	44,726
Performance Sports Group Ltd. *	3,499	33,695
Smith & Wesson Holding Corp. *	4,149	91,195
Sturm Ruger & Co., Inc.	1,443	86,017
		416,539

Life Sciences - Tools & Services - 0.7%
Accelerate Diagnostics, Inc. *	1,660	35,673
Affymetrix, Inc. *	6,207	62,629
Albany Molecular Research, Inc. *	2,006	39,819
Cambrex Corp. *	2,416	113,769
Fluidigm Corp. *	2,221	24,009
Harvard Bioscience, Inc. *	2,582	8,960
INC Research Holdings, Inc., Class A *	1,001	48,559
Luminex Corp. *	3,221	68,897
NanoString Technologies, Inc. *	900	13,239
NeoGenomics, Inc. *	4,132	32,519
Pacific Biosciences of California, Inc. *	5,069	66,556
PAREXEL International Corp. *	4,258	290,055
PRA Health Sciences, Inc. *	1,700	76,959
Sequenom, Inc. *	10,313	16,913
		898,556

Machinery - 2.5%
Accuride Corp. *	4,261	7,073
Actuant Corp., Class A	4,596	110,120
Alamo Group, Inc.	670	34,907
Albany International Corp., Class A	2,184	79,825
Altra Industrial Motion Corp.	2,038	51,113
American Railcar Industries, Inc.	687	31,794
Astec Industries, Inc.	1,463	59,544
Barnes Group, Inc.	4,228	149,629

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 31

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Blount International, Inc. *	4,185	41,055
Blue Bird Corp. *	396	4,015
Briggs & Stratton Corp.	3,442	59,547
Chart Industries, Inc. *	2,357	42,332
CIRCOR International, Inc.	1,323	55,764
CLARCOR, Inc.	3,871	192,311
Columbus McKinnon Corp.	1,673	31,620
Commercial Vehicle Group, Inc. *	2,272	6,271
Douglas Dynamics, Inc.	1,993	41,993
EnPro Industries, Inc.	1,761	77,202
ESCO Technologies, Inc.	2,013	72,750
ExOne Co. (The) *	889	8,926
Federal Signal Corp.	4,825	76,476
FreightCar America, Inc.	1,042	20,246
Gerber Scientific, Inc. (a)*	2,334	—
Global Brass & Copper Holdings, Inc.	1,912	40,726
Gorman-Rupp Co. (The)	1,593	42,581
Graham Corp.	863	14,516
Greenbrier Cos., Inc. (The)	2,037	66,447
Harsco Corp.	6,181	48,706
Hillenbrand, Inc.	4,856	143,883
Hurco Cos., Inc.	529	14,050
Hyster-Yale Materials Handling, Inc.	732	38,393
John Bean Technologies Corp.	2,255	112,367
Kadant, Inc.	966	39,229
LB Foster Co., Class A	815	11,133
Lindsay Corp.	911	65,956
Lydall, Inc. *	1,313	46,585
Meritor, Inc. *	7,535	62,917
Milacron Holdings Corp. *	1,150	14,387
Miller Industries, Inc.	1,050	22,869
Mueller Industries, Inc.	4,397	119,159
Mueller Water Products, Inc., Class A	12,416	106,778
Navistar International Corp. *	3,937	34,803
NN, Inc.	2,081	33,171
Omega Flex, Inc.	248	8,186
Proto Labs, Inc. *	1,797	114,451
RBC Bearings, Inc. *	1,805	116,585
Rexnord Corp. *	7,858	142,387
Standex International Corp.	986	81,986
Sun Hydraulics Corp.	1,860	59,018
Tennant Co.	1,420	79,889
Titan International, Inc.	3,947	15,551
TriMas Corp. *	3,495	65,182
Twin Disc, Inc.	694	7,301
Wabash National Corp. *	5,241	62,001
Watts Water Technologies, Inc., Class A	2,174	107,983
Woodward, Inc.	5,041	250,336
Xerium Technologies, Inc. *	941	11,151
		3,455,176

32 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Marine - 0.1%
Eagle Bulk Shipping, Inc. *	1,715	6,037
Golden Ocean Group Ltd. *	6,107	6,534
Matson, Inc.	3,354	142,981
Navios Maritime Holdings, Inc.	7,110	12,443
Safe Bulkers, Inc.	3,487	2,824
Scorpio Bulkers, Inc. *	1,950	19,284
Ultrapetrol Bahamas Ltd. *	1,843	194
		190,297

Media - 1.5%
AMC Entertainment Holdings, Inc., Class A	1,817	43,608
Carmike Cinemas, Inc. *	1,988	45,605
Central European Media Enterprises Ltd., Class A *	6,603	17,762
Crown Media Holdings, Inc., Class A *	3,539	19,854
Cumulus Media, Inc., Class A *	12,148	4,010
Daily Journal Corp. *	88	17,776
DreamWorks Animation SKG, Inc., Class A *	5,861	151,038
Entercom Communications Corp., Class A *	2,183	24,515
Entravision Communications Corp., Class A	4,508	34,757
Eros International plc *	2,183	19,974
EW Scripps Co., (The) Class A	4,564	86,716
Global Eagle Entertainment, Inc. *	3,417	33,726
Gray Television, Inc. *	4,872	79,414
Harte-Hanks, Inc.	4,010	12,992
Hemisphere Media Group, Inc. *	742	10,944
IMAX Corp. *	4,661	165,652
Journal Media Group, Inc.	1,479	17,778
Loral Space & Communications, Inc. *	1,011	41,158
MDC Partners, Inc., Class A	3,353	72,827
Media General, Inc. *	7,023	113,421
Meredith Corp.	2,836	122,657
National CineMedia, Inc.	5,048	79,304
New Media Investment Group, Inc.	3,448	67,098
New York Times Co., (The) Class A	10,612	142,413
Nexstar Broadcasting Group, Inc., Class A	2,415	141,760
Reading International, Inc., Class A *	1,506	19,744
Rentrak Corp. *	979	46,532
Saga Communications, Inc., Class A	394	15,149
Scholastic Corp.	2,058	79,356
SFX Entertainment, Inc. *	3,959	753
Sinclair Broadcast Group, Inc., Class A	5,114	166,409
Sizmek, Inc. *	2,184	7,972
Time, Inc.	8,452	132,443
Townsquare Media, Inc., Class A *	783	9,365
Tribune Publishing Co.	2,030	18,717
World Wrestling Entertainment, Inc., Class A	2,503	44,653
		2,107,852

Metals & Mining - 0.7%
AK Steel Holding Corp. *	13,722	30,737
Carpenter Technology Corp.	3,890	117,750

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 33

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Century Aluminum Co. *	3,803	16,809
Cliffs Natural Resources, Inc. *	11,829	18,690
Coeur Mining, Inc. *	10,492	26,020
Commercial Metals Co.	8,931	122,265
Ferroglobe plc	5,015	53,911
Handy & Harman Ltd. *	202	4,143
Haynes International, Inc.	1,062	38,965
Hecla Mining Co.	28,581	54,018
Horsehead Holding Corp. *	4,443	9,108
Kaiser Aluminum Corp.	1,324	110,766
Materion Corp.	1,555	43,540
Olympic Steel, Inc.	846	9,797
Real Industry, Inc. *	1,889	15,169
Ryerson Holding Corp. *	965	4,507
Schnitzer Steel Industries, Inc., Class A	2,273	32,663
Stillwater Mining Co. *	9,314	79,821
SunCoke Energy, Inc.	5,034	17,468
TimkenSteel Corp.	3,081	25,819
Worthington Industries, Inc.	3,705	111,669
		943,635

Multi-Utilities - 0.4%
Avista Corp.	4,806	169,988
Black Hills Corp.	3,989	185,209
NorthWestern Corp.	3,630	196,928
		552,125

Multiline Retail - 0.4%
Big Lots, Inc.	3,882	149,612
Burlington Stores, Inc. *	5,819	249,635
Fred's, Inc., Class A	3,167	51,844
Ollie's Bargain Outlet Holdings, Inc. *	800	13,608
Tuesday Morning Corp. *	3,766	24,479
		489,178

Oil, Gas & Consumable Fuels - 1.8%
Abraxas Petroleum Corp. *	7,685	8,146
Adams Resources & Energy, Inc.	189	7,258
Alon USA Energy, Inc.	2,410	35,764
Approach Resources, Inc. *	3,528	6,491
Ardmore Shipping Corp.	1,617	20,568
Bill Barrett Corp. *	4,332	17,025
Bonanza Creek Energy, Inc. *	3,836	20,216
Callon Petroleum Co. *	6,252	52,142
Carrizo Oil & Gas, Inc. *	4,551	134,619
Clayton Williams Energy, Inc. *	515	15,229
Clean Energy Fuels Corp. *	5,949	21,416
Cloud Peak Energy, Inc. *	5,496	11,432
Contango Oil & Gas Co. *	1,560	10,000
Delek US Holdings, Inc.	4,427	108,904
DHT Holdings, Inc.	7,166	57,973
Dorian LPG Ltd. *	1,932	22,740

34 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Earthstone Energy, Inc. *	101	1,344
Eclipse Resources Corp. *	2,658	4,838
Energy Fuels, Inc. *	3,400	10,030
Energy XXI Ltd.	8,400	8,484
Erin Energy Corp. *	1,082	3,462
Evolution Petroleum Corp.	1,370	6,590
EXCO Resources, Inc. *	14,704	18,233
Frontline Ltd.	18,640	55,734
GasLog Ltd.	3,212	26,660
Gastar Exploration, Inc. *	6,157	8,066
Gener8 Maritime, Inc. *	1,300	12,285
Green Plains, Inc.	2,929	67,074
Halcon Resources Corp. *	4,673	5,888
Hallador Energy Co.	353	1,610
Isramco, Inc. *	85	7,591
Jones Energy, Inc., Class A *	2,235	8,605
Magnum Hunter Resources Corp. (a)*	1,482	—
Matador Resources Co. *	5,646	111,621
Navios Maritime Acquisition Corp.	7,368	22,178
Nordic American Tankers Ltd.	6,883	106,962
Northern Oil and Gas, Inc. *	5,718	22,071
Oasis Petroleum, Inc. *	10,743	79,176
Pacific Ethanol, Inc. *	1,816	8,680
Panhandle Oil and Gas, Inc., Class A	1,238	20,006
Par Pacific Holdings, Inc. *	1,236	29,095
Parsley Energy, Inc., Class A *	7,181	132,489
PDC Energy, Inc. *	3,091	164,998
Peabody Energy Corp.	1,429	10,975
Penn Virginia Corp. *	5,878	1,766
Renewable Energy Group, Inc. *	3,095	28,752
REX American Resources Corp. *	552	29,847
Rex Energy Corp. *	4,308	4,523
Ring Energy, Inc. *	1,669	11,766
RSP Permian, Inc. *	5,103	124,462
Sanchez Energy Corp. *	4,490	19,352
SandRidge Energy, Inc. *	33,414	6,683
Scorpio Tankers, Inc.	13,801	110,684
SemGroup Corp., Class A	3,388	97,778
Ship Finance International Ltd.	4,576	75,824
Solazyme, Inc. *	6,808	16,884
Stone Energy Corp. *	4,921	21,111
Synergy Resources Corp. *	8,031	68,424
Teekay Tankers Ltd., Class A	7,096	48,820
TransAtlantic Petroleum Ltd. *	2,028	2,819
Triangle Petroleum Corp. *	3,599	2,771
Ultra Petroleum Corp. *	11,823	29,557
Uranium Energy Corp. *	7,100	7,526
W&T Offshore, Inc. *	3,057	7,062
Western Refining, Inc.	5,490	195,554
Westmoreland Coal Co. *	1,194	7,021
		2,423,654

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 35

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Paper & Forest Products - 0.6%
Boise Cascade Co. *	3,051	77,892
Clearwater Paper Corp. *	1,471	66,975
Deltic Timber Corp.	942	55,456
KapStone Paper and Packaging Corp.	6,572	148,461
Louisiana-Pacific Corp. *	10,994	198,002
Neenah Paper, Inc.	1,291	80,597
PH Glatfelter Co.	3,337	61,534
Schweitzer-Mauduit International, Inc.	2,352	98,760
Wausau Paper Corp.	3,164	32,368
		820,045

Personal Products - 0.2%
Elizabeth Arden, Inc. *	2,269	22,463
Inter Parfums, Inc.	1,484	35,349
Medifast, Inc.	838	25,458
Natural Health Trends Corp.	608	20,386
Nature's Sunshine Products, Inc.	1,018	10,302
Nutraceutical International Corp. *	861	22,231
Revlon, Inc., Class A *	936	26,058
Synutra International, Inc. *	1,867	8,794
USANA Health Sciences, Inc. *	481	61,448
		232,489
Pharmaceuticals - 1.9%
Aclaris Therapeutics, Inc. *	346	9,321
Aerie Pharmaceuticals, Inc. *	1,583	38,546
Agile Therapeutics, Inc. *	803	7,837
Alimera Sciences, Inc. *	1,462	3,538
Amphastar Pharmaceuticals, Inc. *	2,452	34,892
ANI Pharmaceuticals, Inc. *	616	27,797
Aratana Therapeutics, Inc. *	2,189	12,215
Assembly Biosciences, Inc. *	1,107	8,314
BioDelivery Sciences International, Inc. *	3,714	17,790
Carbylan Therapeutics, Inc. *	957	3,464
Catalent, Inc. *	6,454	161,544
Cempra, Inc. *	2,640	82,183
Collegium Pharmaceutical, Inc. *	515	14,162
Corcept Therapeutics, Inc. *	3,942	19,631
Corium International, Inc. *	671	5,449
Depomed, Inc. *	4,628	83,906
Dermira, Inc. *	1,061	36,721
Durect Corp. *	8,677	19,176
Endocyte, Inc. *	2,665	10,687
Flex Pharma, Inc. *	474	5,901
Foamix Pharmaceuticals Ltd. *	1,746	14,160
Forest Laboratories, Inc. (a)*	1,024	—
Heska Corp. *	439	16,981
Impax Laboratories, Inc. *	5,534	236,634
Intersect ENT, Inc. *	1,082	24,345
Intra-Cellular Therapies, Inc. *	2,032	109,301
Lannett Co., Inc. *	2,047	82,126
Medicines Co. (The) *	5,111	190,845

36 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
MyoKardia, Inc. *	425	6,231
Nektar Therapeutics *	10,150	171,027
Neos Therapeutics, Inc. *	450	6,444
Ocular Therapeutix, Inc. *	1,006	9,426
Omeros Corp. *	3,039	47,803
Omthera Pharmaceutical, Inc. (a)*	508	305
Pacira Pharmaceuticals, Inc. *	2,812	215,933
Paratek Pharmaceuticals, Inc. *	941	17,851
Pernix Therapeutics Holdings, Inc. *	2,981	8,794
Phibro Animal Health Corp., Class A	1,313	39,561
POZEN, Inc. *	2,758	18,837
Prestige Brands Holdings, Inc. *	4,036	207,773
Relypsa, Inc. *	2,516	71,303
Revance Therapeutics, Inc. *	1,427	48,746
Sagent Pharmaceuticals, Inc. *	1,961	31,200
SciClone Pharmaceuticals, Inc. *	3,828	35,218
Sucampo Pharmaceuticals, Inc., Class A *	1,939	33,525
Supernus Pharmaceuticals, Inc. *	2,624	35,267
Teligent, Inc. *	2,576	22,926
Tetraphase Pharmaceuticals, Inc. *	2,696	27,041
TherapeuticsMD, Inc. *	10,413	107,983
Theravance Biopharma, Inc. *	2,108	34,550
Theravance, Inc.	6,571	69,258
VIVUS, Inc. *	8,977	9,157
XenoPort, Inc. *	5,108	28,043
Zogenix, Inc. *	1,914	28,212
Zynerba Pharmaceuticals, Inc. *	300	3,021
		2,612,901

Professional Services - 1.3%
Acacia Research Corp.	4,242	18,198
Advisory Board Co. (The) *	3,275	162,473
Barrett Business Services, Inc.	606	26,385
CBIZ, Inc. *	3,612	35,614
CDI Corp.	1,164	7,869
CEB, Inc.	2,582	158,509
CRA International, Inc. *	707	13,186
Exponent, Inc.	2,005	100,150
Franklin Covey Co. *	1,007	16,857
FTI Consulting, Inc. *	3,210	111,259
GP Strategies Corp. *	1,007	25,286
Heidrick & Struggles International, Inc.	1,525	41,511
Hill International, Inc. *	2,159	8,377
Huron Consulting Group, Inc. *	1,787	106,148
ICF International, Inc. *	1,507	53,589
Insperity, Inc.	1,495	71,984
Kelly Services, Inc., Class A	2,314	37,371
Kforce, Inc.	1,903	48,108
Korn/Ferry International	3,891	129,103
Mistras Group, Inc. *	1,338	25,542
Navigant Consulting, Inc. *	3,723	59,791
On Assignment, Inc. *	3,992	179,440

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 37

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Pendrell Corp. *	12,424	6,226
Resources Connection, Inc.	2,900	47,386
RPX Corp. *	4,188	46,068
TriNet Group, Inc. *	3,176	61,456
TrueBlue, Inc. *	3,417	88,022
Volt Information Sciences, Inc. *	744	6,056
VSE Corp.	430	26,737
WageWorks, Inc. *	2,758	125,130
		1,843,831

Real Estate Investment Trusts - 8.7%
Acadia Realty Trust	5,308	175,960
AG Mortgage Investment Trust, Inc.	2,395	30,752
Agree Realty Corp.	1,546	52,549
Alexander's, Inc.	162	62,226
Altisource Residential Corp.	4,415	54,790
American Assets Trust, Inc.	2,868	109,988
American Capital Mortgage Investment Corp.	3,949	55,128
American Residential Properties, Inc.	2,485	46,966
Anworth Mortgage Asset Corp.	8,089	35,187
Apollo Commercial Real Estate Finance, Inc.	4,509	77,690
Apollo Residential Mortgage, Inc.	2,739	32,731
Ares Commercial Real Estate Corp.	2,562	29,309
Armada Hoffler Properties, Inc.	1,639	17,177
ARMOUR Residential REIT, Inc.	3,399	73,962
Ashford Hospitality Prime, Inc.	2,530	36,685
Ashford Hospitality Trust, Inc.	6,276	39,602
Bluerock Residential Growth REIT, Inc.	1,454	17,230
Campus Crest Communities, Inc. *	5,690	38,692
Capstead Mortgage Corp.	7,394	64,624
CareTrust REIT, Inc.	3,804	41,654
CatchMark Timber Trust, Inc., Class A	3,052	34,518
Cedar Realty Trust, Inc.	7,099	50,261
Chatham Lodging Trust	2,956	60,539
Chesapeake Lodging Trust	4,604	115,837
Colony Capital, Inc., Class A	8,620	167,918
CorEnergy Infrastructure Trust, Inc.	821	12,184
CoreSite Realty Corp.	1,850	104,932
Cousins Properties, Inc.	16,716	157,632
CubeSmart	12,838	393,100
CyrusOne, Inc.	5,086	190,471
CYS Investments, Inc.	12,204	87,014
DCT Industrial Trust, Inc.	6,857	256,246
DiamondRock Hospitality Co.	15,490	149,478
DuPont Fabros Technology, Inc.	4,873	154,913
Dynex Capital, Inc.	4,570	29,019
Easterly Government Properties, Inc.	1,213	20,839
EastGroup Properties, Inc.	2,493	138,636
Education Realty Trust, Inc.	4,402	166,748
EPR Properties	4,413	257,940
Equity One, Inc.	5,797	157,389
FelCor Lodging Trust, Inc.	11,057	80,716

38 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
First Industrial Realty Trust, Inc.	8,545	189,101
First Potomac Realty Trust	5,123	58,402
Franklin Street Properties Corp.	6,941	71,839
GEO Group, Inc. (The)	5,761	166,550
Getty Realty Corp.	2,309	39,599
Gladstone Commercial Corp.	1,672	24,394
Government Properties Income Trust	5,430	86,174
Gramercy Property Trust	32,382	249,990
Great Ajax Corp.	338	4,097
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,851	53,941
Hatteras Financial Corp.	7,470	98,230
Healthcare Realty Trust, Inc.	7,748	219,423
Hersha Hospitality Trust	3,788	82,427
Highwoods Properties, Inc.	7,258	316,449
Hudson Pacific Properties, Inc.	5,745	161,664
Independence Realty Trust, Inc.	2,573	19,323
InfraREIT, Inc. *	1,690	31,265
Inland Real Estate Corp.	7,356	78,121
Invesco Mortgage Capital, Inc.	9,503	117,742
Investors Real Estate Trust	9,894	68,763
iStar, Inc. *	6,600	77,418
Kite Realty Group Trust	6,450	167,248
Ladder Capital Corp.	3,069	38,117
LaSalle Hotel Properties	8,718	219,345
Lexington Realty Trust	15,856	126,848
LTC Properties, Inc.	2,743	118,333
Mack-Cali Realty Corp.	6,878	160,601
Medical Properties Trust, Inc.	18,323	210,898
Monmouth Real Estate Investment Corp.	5,012	52,425
Monogram Residential Trust, Inc.	12,851	125,426
National Health Investors, Inc.	2,899	176,462
National Storage Affiliates Trust	1,767	30,269
New Residential Investment Corp.	17,853	217,092
New Senior Investment Group, Inc.	6,726	66,318
New York Mortgage Trust, Inc.	9,264	49,377
New York REIT, Inc.	12,538	144,187
NexPoint Residential Trust, Inc.	1,463	19,151
One Liberty Properties, Inc.	1,012	21,718
Orchid Island Capital, Inc.	1,416	14,061
Parkway Properties Inc/Md	6,906	107,941
Pebblebrook Hotel Trust	5,545	155,371
Pennsylvania Real Estate Investment Trust	5,334	116,655
PennyMac Mortgage Investment Trust	5,756	87,837
Physicians Realty Trust	6,776	114,243
Potlatch Corp.	3,139	94,923
Preferred Apartment Communities, Inc., Class A	1,715	22,432
PS Business Parks, Inc.	1,504	131,495
QTS Realty Trust, Inc., Class A	2,152	97,077
RAIT Financial Trust	7,053	19,043
Ramco-Gershenson Properties Trust	6,108	101,454
Redwood Trust, Inc.	6,503	85,840
Resource Capital Corp.	2,766	35,294

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 39

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Retail Opportunity Investments Corp.	7,752	138,761
Rexford Industrial Realty, Inc.	4,272	69,890
RLJ Lodging Trust	10,201	220,648
Rouse Properties, Inc.	2,824	41,117
Ryman Hospitality Properties, Inc.	3,356	173,304
Sabra Health Care REIT, Inc.	5,071	102,586
Saul Centers, Inc.	873	44,759
Select Income REIT	4,836	95,849
Silver Bay Realty Trust Corp.	2,806	43,942
Sovran Self Storage, Inc.	2,745	294,566
STAG Industrial, Inc.	4,997	92,195
Starwood Waypoint	2,946	66,697
STORE Capital Corp.	3,155	73,196
Summit Hotel Properties, Inc.	6,735	80,483
Sun Communities, Inc.	3,946	270,419
Sunstone Hotel Investors, Inc.	16,105	201,151
Terreno Realty Corp.	3,319	75,076
UMH Properties, Inc.	1,825	18,469
United Development Funding IV	2,365	26,015
Universal Health Realty Income Trust	985	49,260
Urban Edge Properties	6,851	160,656
Urstadt Biddle Properties, Inc., Class A	2,125	40,885
Washington Real Estate Investment Trust	5,259	142,309
Western Asset Mortgage Capital Corp.	3,699	37,804
Whitestone REIT	1,829	21,966
Xenia Hotels & Resorts, Inc.	8,618	132,114
		11,935,742
Real Estate Management & Development - 0.4%
Alexander & Baldwin, Inc.	3,770	133,119
Altisource Asset Management Corp. *	70	1,201
Altisource Portfolio Solutions S.A. *	1,173	32,621
AV Homes, Inc. *	824	10,556
Consolidated-Tomoka Land Co.	377	19,872
Forestar Group, Inc. *	2,595	28,389
FRP Holdings, Inc. *	453	15,375
Kennedy-Wilson Holdings, Inc.	7,230	174,098
Marcus & Millichap, Inc. *	1,049	30,568
RE/MAX Holdings, Inc., Class A	1,023	38,158
RMR Group, Inc. (The) *	143	2,061
St Joe Co. (The) *	4,238	78,445
Tejon Ranch Co. *	1,147	21,965
		586,428

Road & Rail - 0.4%
ArcBest Corp.	2,213	47,336
Celadon Group, Inc.	1,805	17,852
Covenant Transportation Group, Inc., Class A *	905	17,095
Heartland Express, Inc.	3,887	66,157
Knight Transportation, Inc.	4,827	116,958
Marten Transport Ltd.	2,020	35,754
PAM Transportation Services, Inc. *	289	7,974
Roadrunner Transportation Systems, Inc. *	2,171	20,473

40 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Saia, Inc. *	1,936	43,076
Swift Transportation Co. *	6,796	93,921
Universal Truckload Services, Inc.	475	6,669
USA Truck, Inc. *	561	9,789
Werner Enterprises, Inc.	3,424	80,087
YRC Worldwide, Inc. *	2,802	39,732
		602,873

Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries, Inc. *	3,385	95,559
Advanced Micro Devices, Inc. *	49,090	140,888
Alpha & Omega Semiconductor Ltd. *	1,207	11,092
Ambarella, Inc. *	2,418	134,779
Amkor Technology, Inc. *	7,647	46,494
Applied Micro Circuits Corp. *	6,307	40,176
Axcelis Technologies, Inc. *	9,665	25,032
Brooks Automation, Inc.	5,690	60,769
Cabot Microelectronics Corp. *	1,908	83,532
Cascade Microtech, Inc. *	1,145	18,606
Cavium, Inc. *	4,268	280,450
CEVA, Inc. *	1,590	37,142
Cirrus Logic, Inc. *	4,894	144,520
Cohu, Inc.	2,037	24,587
Diodes, Inc. *	2,893	66,481
DSP Group, Inc. *	1,705	16,095
Entegris, Inc. *	10,823	143,621
Exar Corp. *	3,348	20,523
Fairchild Semiconductor International, Inc. *	8,986	186,100
FormFactor, Inc. *	4,374	39,366
Inphi Corp. *	2,806	75,818
Integrated Device Technology, Inc. *	11,449	301,681
Intersil Corp., Class A	10,174	129,820
IXYS Corp.	2,094	26,447
Kopin Corp. *	6,180	16,810
Lattice Semiconductor Corp. *	9,014	58,321
M/A-COM Technology Solutions Holdings, Inc. *	1,810	74,011
Mattson Technology, Inc. *	5,778	20,396
MaxLinear, Inc., Class A *	4,028	59,333
Microsemi Corp. *	7,345	239,374
MKS Instruments, Inc.	4,119	148,284
Monolithic Power Systems, Inc.	3,051	194,379
Nanometrics, Inc. *	2,115	32,021
NeoPhotonics Corp. *	2,155	23,403
NVE Corp.	408	22,921
OmniVision Technologies, Inc. *	4,484	130,126
PDF Solutions, Inc. *	2,083	22,580
Photronics, Inc. *	5,437	67,691
PMC-Sierra, Inc. *	13,463	156,440
Power Integrations, Inc.	2,271	110,439
Rambus, Inc. *	8,912	103,290
Rudolph Technologies, Inc. *	2,894	41,153
Semtech Corp. *	5,124	96,946

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 41

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Sigma Designs, Inc. *	2,732	17,266
Silicon Laboratories, Inc. *	3,296	159,988
Synaptics, Inc. *	2,842	228,326
Tessera Technologies, Inc.	4,061	121,871
Ultra Clean Holdings, Inc. *	2,008	10,281
Ultratech, Inc. *	2,360	46,775
Veeco Instruments, Inc. *	3,117	64,086
Xcerra Corp. *	4,282	25,906
		4,441,995

Software - 4.4%
A10 Networks, Inc. *	2,617	17,168
ACI Worldwide, Inc. *	9,010	192,814
American Software, Inc., Class A	1,795	18,273
Aspen Technology, Inc. *	6,589	248,801
AVG Technologies NV *	3,122	62,596
Barracuda Networks, Inc. *	711	13,281
Blackbaud, Inc.	3,617	238,216
Bottomline Technologies de, Inc. *	3,347	99,506
BroadSoft, Inc. *	2,249	79,525
Callidus Software, Inc. *	4,118	76,471
Code Rebel Corp. *	83	222
Commvault Systems, Inc. *	3,491	137,371
Digimarc Corp. *	626	22,855
Digital Turbine, Inc. *	3,758	4,998
Ebix, Inc.	2,069	67,843
Ellie Mae, Inc. *	2,269	136,662
EnerNOC, Inc. *	2,044	7,869
Epiq Systems, Inc.	2,837	37,080
Fair Isaac Corp.	2,396	225,655
Fleetmatics Group plc *	2,950	149,830
Gigamon, Inc. *	2,167	57,577
Globant S.A. *	1,179	44,224
Glu Mobile, Inc. *	9,287	22,567
Guidance Software, Inc. *	1,234	7,429
Guidewire Software, Inc. *	5,415	325,766
HubSpot, Inc. *	1,452	81,762
Imperva, Inc. *	2,048	129,659
Infoblox, Inc. *	4,373	80,419
Interactive Intelligence Group, Inc. *	1,335	41,946
Jive Software, Inc. *	3,414	13,929
Manhattan Associates, Inc. *	5,694	376,772
Mentor Graphics Corp.	7,718	142,166
MicroStrategy, Inc., Class A *	717	128,551
MobileIron, Inc. *	3,001	10,834
Model N, Inc. *	1,727	19,273
Monotype Imaging Holdings, Inc.	3,293	77,847
Park City Group, Inc. *	855	10,183
Paycom Software, Inc. *	2,435	91,629
Paylocity Holding Corp. *	1,195	48,457
Pegasystems, Inc.	2,759	75,873
Progress Software Corp. *	3,905	93,720

42 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Proofpoint, Inc. *	3,042	197,760
PROS Holdings, Inc. *	1,967	45,320
QAD, Inc., Class A	789	16,190
Qlik Technologies, Inc. *	7,049	223,171
Qualys, Inc. *	1,802	59,628
Rapid7, Inc. *	650	9,835
RealPage, Inc. *	4,073	91,439
RingCentral, Inc., Class A *	4,135	97,503
Rovi Corp. *	6,823	113,671
Rubicon Project, Inc. (The) *	1,981	32,587
Sapiens International Corp. NV	2,130	21,726
Seachange International, Inc. *	2,824	19,034
Silver Spring Networks, Inc. *	3,137	45,204
Synchronoss Technologies, Inc. *	2,992	105,408
Take-Two Interactive Software, Inc. *	6,530	227,505
Tangoe, Inc. *	3,466	29,080
TeleCommunication Systems, Inc., Class A *	4,102	20,387
Telenav, Inc. *	2,354	13,394
TiVo, Inc. *	7,493	64,665
TubeMogul, Inc. *	1,078	14,661
Tyler Technologies, Inc. *	2,599	453,058
Varonis Systems, Inc. *	522	9,814
VASCO Data Security International, Inc. *	2,265	37,893
Verint Systems, Inc. *	4,735	192,052
VirnetX Holding Corp. *	3,778	9,709
Workiva, Inc. *	633	11,122
Xura, Inc. *	1,972	48,472
Zendesk, Inc. *	4,147	109,647
Zix Corp. *	5,001	25,405
		6,062,959
Specialty Retail - 2.6%
Abercrombie & Fitch Co., Class A	5,368	144,936
America's Car-Mart, Inc. *	726	19,377
American Eagle Outfitters, Inc.	15,081	233,756
Asbury Automotive Group, Inc. *	1,983	133,734
Ascena Retail Group, Inc. *	13,245	130,463
Barnes & Noble Education, Inc. *	2,474	24,616
Barnes & Noble, Inc.	3,916	34,108
bebe stores, Inc.	3,035	1,715
Big 5 Sporting Goods Corp.	1,497	14,955
Boot Barn Holdings, Inc. *	922	11,331
Buckle, Inc. (The)	2,185	67,254
Build-A-Bear Workshop, Inc. *	1,105	13,525
Caleres, Inc.	3,380	90,652
Cato Corp., (The) Class A	2,030	74,745
Chico's FAS, Inc.	11,063	118,042
Children's Place, Inc. (The)	1,591	87,823
Christopher & Banks Corp. *	3,132	5,168
Citi Trends, Inc.	1,298	27,583
Conn's, Inc. *	2,111	49,545
Container Store Group, Inc. (The) *	1,542	12,644
Destination XL Group, Inc. *	3,868	21,351

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 43

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Express, Inc. *	6,521	112,683
Finish Line, Inc., (The) Class A	3,554	64,256
Five Below, Inc. *	4,204	134,948
Francesca's Holdings Corp. *	3,266	56,861
Genesco, Inc. *	1,856	105,477
Group 1 Automotive, Inc.	1,801	136,336
Guess?, Inc.	4,778	90,209
Haverty Furniture Cos., Inc.	1,689	36,212
Hibbett Sports, Inc. *	1,921	58,091
Kirkland's, Inc.	1,302	18,879
Lithia Motors, Inc., Class A	1,757	187,419
Lumber Liquidators Holdings, Inc. *	2,090	36,282
MarineMax, Inc. *	2,047	37,706
Mattress Firm Holding Corp. *	1,582	70,605
Men's Wearhouse, Inc. (The)	3,729	54,742
Monro Muffler Brake, Inc.	2,456	162,636
Outerwall, Inc.	1,424	52,033
Party City Holdco, Inc. *	1,941	25,058
Pep Boys-Manny Moe & Jack (The) *	4,589	84,484
Pier 1 Imports, Inc.	6,957	35,411
Rent-A-Center, Inc.	4,092	61,257
Restoration Hardware Holdings, Inc. *	2,577	204,743
Select Comfort Corp. *	4,036	86,411
Shoe Carnival, Inc.	1,156	26,819
Sonic Automotive, Inc., Class A	2,540	57,810
Sportsman's Warehouse Holdings, Inc. *	872	11,249
Stage Stores, Inc.	2,464	22,447
Stein Mart, Inc.	2,386	16,058
Systemax, Inc. *	1,000	8,600
Tile Shop Holdings, Inc. *	2,513	41,213
Tilly's, Inc., Class A *	827	5,483
Vitamin Shoppe, Inc. *	2,295	75,047
West Marine, Inc. *	1,507	12,794
Winmark Corp.	223	20,741
Zumiez, Inc. *	1,698	25,674
		3,553,997

Technology Hardware, Storage & Peripherals - 0.6%
Avid Technology, Inc. *	2,494	18,181
CPI Card Group, Inc. *	1,394	14,860
Cray, Inc. *	3,150	102,218
Diebold, Inc.	5,004	150,570
Eastman Kodak Co. *	1,582	19,838
Electronics For Imaging, Inc. *	3,618	169,105
Imation Corp. *	2,711	3,714
Immersion Corp. *	2,323	27,086
Nimble Storage, Inc. *	3,910	35,972
Pure Storage, Inc., Class A *	2,364	36,808
QLogic Corp. *	6,734	82,155
Quantum Corp. *	19,651	18,276
Silicon Graphics International Corp. *	2,677	15,794
Stratasys Ltd. *	3,930	92,276

44 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Super Micro Computer, Inc. *	2,845	69,731
Violin Memory, Inc. *	7,183	6,466
		863,050

Textiles, Apparel & Luxury Goods - 0.8%
Cherokee, Inc. *	661	11,402
Columbia Sportswear Co.	2,214	107,955
Crocs, Inc. *	5,941	60,836
Culp, Inc.	785	19,994
Deckers Outdoor Corp. *	2,668	125,930
G-III Apparel Group Ltd. *	3,078	136,232
Iconix Brand Group, Inc. *	3,684	25,162
Movado Group, Inc.	1,238	31,829
Oxford Industries, Inc.	1,130	72,117
Perry Ellis International, Inc. *	933	17,186
Sequential Brands Group, Inc. *	2,801	22,153
Steven Madden Ltd. *	4,343	131,245
Superior Uniform Group, Inc.	573	9,729
Tumi Holdings, Inc. *	4,539	75,483
Unifi, Inc. *	1,199	33,752
Vera Bradley, Inc. *	1,814	28,589
Vince Holding Corp. *	1,135	5,198
Wolverine World Wide, Inc.	7,966	133,112
		1,047,904

Thrifts & Mortgage Finance - 2.1%
Anchor BanCorp Wisconsin, Inc. *	570	24,806
Astoria Financial Corp.	6,944	110,062
Bank Mutual Corp.	3,599	28,072
BankFinancial Corp.	1,984	25,058
BBX Capital Corp., Class A *	622	9,734
Bear State Financial, Inc. *	1,029	11,144
Beneficial Bancorp, Inc. *	6,383	85,022
BofI Holding, Inc. *	4,740	99,777
Brookline Bancorp, Inc.	5,406	62,169
BSB Bancorp, Inc. *	625	14,619
Capitol Federal Financial, Inc.	10,856	136,351
Charter Financial Corp.	1,280	16,909
Clifton Bancorp, Inc.	2,373	34,029
Dime Community Bancshares, Inc.	2,402	42,011
Essent Group Ltd. *	4,289	93,886
EverBank Financial Corp.	7,468	119,339
Federal Agricultural Mortgage Corp., Class C	895	28,255
First Defiance Financial Corp.	799	30,186
Flagstar Bancorp, Inc. *	1,712	39,564
Fox Chase Bancorp, Inc.	1,196	24,267
Hingham Institution for Savings	102	12,220
HomeStreet, Inc. *	1,967	42,704
Impac Mortgage Holdings, Inc. *	665	11,970
Kearny Financial Corp.	7,218	91,452
LendingTree, Inc. *	447	39,908
Meridian Bancorp, Inc.	4,240	59,784

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 45

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Meta Financial Group, Inc.	474	21,771
MGIC Investment Corp. *	26,211	231,443
Nationstar Mortgage Holdings, Inc. *	3,032	40,538
NMI Holdings, Inc., Class A *	4,529	30,661
Northfield Bancorp, Inc.	3,620	57,630
Northwest Bancshares, Inc.	7,910	105,915
OceanFirst Financial Corp.	1,187	23,776
Ocwen Financial Corp. *	8,291	57,788
Oritani Financial Corp.	3,396	56,034
PennyMac Financial Services, Inc., Class A *	1,102	16,927
PHH Corp. *	3,832	62,078
Provident Financial Services, Inc.	5,242	105,626
Radian Group, Inc.	14,773	197,811
Stonegate Mortgage Corp. *	1,281	6,981
Territorial Bancorp, Inc.	665	18,447
TrustCo Bank Corp.	7,825	48,046
United Community Financial Corp.	3,416	20,154
United Financial Bancorp, Inc.	3,817	49,163
Walker & Dunlop, Inc. *	2,042	58,830
Walter Investment Management Corp. *	3,180	45,220
Washington Federal, Inc.	7,319	174,412
Waterstone Financial, Inc.	2,330	32,853
WSFS Financial Corp.	2,397	77,567
		2,832,969

Tobacco - 0.2%
Universal Corp.	1,744	97,803
Vector Group Ltd.	6,620	156,166
		253,969

Trading Companies & Distributors - 0.7%
Aircastle Ltd.	4,816	100,606
Applied Industrial Technologies, Inc.	3,099	125,479
Beacon Roofing Supply, Inc. *	3,830	157,719
BMC Stock Holdings, Inc. *	2,906	48,676
CAI International, Inc. *	1,481	14,928
DXP Enterprises, Inc. *	972	22,162
H&E Equipment Services, Inc.	2,409	42,109
Kaman Corp.	2,101	85,742
Lawson Products, Inc. *	447	10,437
MRC Global, Inc. *	7,949	102,542
Neff Corp., Class A *	900	6,894
Rush Enterprises, Inc., Class A *	2,992	65,495
TAL International Group, Inc. *	2,566	40,799
Textainer Group Holdings Ltd.	1,837	25,920
Titan Machinery, Inc. *	1,521	16,625
Univar, Inc. *	3,150	53,582
Veritiv Corp. *	629	22,782
		942,497

46 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Transportation Infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. *	4,699	56,247

Water Utilities - 0.3%
American States Water Co.	2,916	122,326
Artesian Resources Corp., Class A	490	13,573
California Water Service Group	3,695	85,983
Connecticut Water Service, Inc.	883	33,563
Consolidated Water Co., Ltd.	1,137	13,917
Middlesex Water Co.	1,246	33,069
SJW Corp.	1,344	39,849
York Water Co. (The)	992	24,740
		367,020

Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. *	2,827	18,715
Contra Leap Wireless, Inc. (a)*	4,674	11,778
NTELOS Holdings Corp. *	1,286	11,754
Shenandoah Telecommunications Co.	1,866	80,331
Spok Holdings, Inc.	1,934	35,431
		158,009

Total Common Stocks (Cost $113,908,023)		131,421,884

EXCHANGE-TRADED PRODUCTS - 0.8%
iShares Russell 2000 ETF	10,000	1,125,100

Total Exchange-Traded Products (Cost $1,275,100)		1,125,100

	PRINCIPAL AMOUNT ($)
U.S. TREASURY OBLIGATIONS - 0.7%
United States Treasury Bills, 0.152%, 3/31/16 ^	1,000,000	999,578

Total U.S. Treasury Obligations (Cost $999,621)		999,578

TIME DEPOSIT - 2.6%
State Street Bank Time Deposit, 0.278%, 1/4/16	3,540,323	3,540,323

Total Time Deposit (Cost $3,540,323)		3,540,323

TOTAL INVESTMENTS (Cost $119,723,067) - 100.0%		137,086,885
Other assets and liabilities, net - 0.0%		25,730
NET ASSETS - 100.0%		$137,112,615
See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 47

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini Russell 2000 Index^	41	3/16	$4,639,150	$92,705

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
^ Futures collateralized by $1,000,000 par value of U.S. Treasury Bills.
(a) This security was valued under the direction of the Board of Directors. See Note A.

Abbreviations:
ETF:	Exchange-Traded Fund
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

48 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $119,723,067) - see accompanying schedule	$137,086,885
Cash	490
Receivable for shares sold	153,222
Dividends and interest receivable	198,485
Directors' deferred compensation plan	89,274
Receivable from Calvert Investment Management, Inc.	20,506
Total assets	137,548,862

LIABILITIES
Payable for shares redeemed	132,716
Payable for futures contracts variation margin	47,150
Payable to Calvert Investment Distributors, Inc.	2,963
Payable to Calvert Investment Administrative Services, Inc.	11,823
Payable to Calvert Investment Services, Inc.	2,233
Directors' deferred compensation plan	89,274
Accrued expenses and other liabilities	150,088
Total liabilities	436,247
NET ASSETS	$137,112,615

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,716,584 shares outstanding	$89,577,679
Class F: 248,650 shares outstanding	15,699,065
Undistributed net investment income	817,322
Accumulated net realized gain (loss) on investments and foreign currency transactions	13,562,026
Net unrealized appreciation (depreciation)	17,456,523
NET ASSETS	$137,112,615

NET ASSET VALUE PER SHARE
Class I (based on net assets of $119,673,853)	$69.72
Class F (based on net assets of $17,438,762)	$70.13
See notes to financial statements.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 49

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $909)	$2,272,112
Interest income	5,861
Total investment income	2,277,973

Expenses:
Investment advisory fee	546,178
Administrative fees	156,051
Transfer agency fees and expenses	20,932
Distribution Plan expenses:
Class F	36,686
Directors' fees and expenses	28,672
Accounting fees	33,728
Custodian fees	171,096
Professional fees	38,381
Reports to shareholders	88,711
Contract services	38,304
Licensing fees	60,000
Miscellaneous	60,476
Total expenses	1,279,215
Reimbursement from Advisor:
Class I	(74,188)
Class F	(11,732)
Net expenses	1,193,295
NET INVESTMENT INCOME	1,084,678

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	14,304,786
Foreign currency transactions	(16)
Futures	(842,610)
13,462,160

Change in unrealized appreciation (depreciation) on:
Investments	(21,822,170)
Futures	(109,285)
(21,931,455)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,469,295)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,384,617)
See notes to financial statements.

50 www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$1,084,678	$993,442
Net realized gain (loss)	13,462,160	18,576,316
Change in unrealized appreciation (depreciation)	(21,931,455)	(12,247,733)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,384,617)	7,322,025

Distributions to shareholders from:
Net investment income:
Class I shares	(192,907)	(841,383)
Class F shares	—	(56,269)
Net realized gain:
Class I shares	(3,507,179)	(16,740,646)
Class F shares	(503,660)	(1,895,122)
Total distributions	(4,203,746)	(19,533,420)

Capital share transactions:
Shares sold:
Class I shares	9,831,626	12,312,897
Class F shares	5,908,634	4,903,319
Shares issued from merger (See Note E):
Class I shares	—	25,315,650
Reinvestment of distributions:
Class I shares	3,700,086	17,582,029
Class F shares	503,659	1,951,391
Shares redeemed:
Class I shares	(34,261,751)	(34,849,885)
Class F shares	(4,666,051)	(3,436,958)
Total capital share transactions	(18,983,797)	23,778,443

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,572,160)	11,567,048

NET ASSETS
Beginning of year	167,684,775	156,117,727
End of year (including undistributed net investment income of $817,322 and $150,014, respectively)	$137,112,615	$167,684,775
See notes to financial statements.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO STATEMENTS OF CHANGES IN NET ASSETS - Cont'd
CAPITAL SHARE ACTIVITY	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Shares sold:
Class I shares	129,051	150,830
Class F shares	77,673	59,942
Shares issued from merger (See Note E):
Class I shares	—	316,884
Reinvestment of distributions:
Class I shares	51,938	230,252
Class F shares	7,028	25,396
Shares redeemed:
Class I shares	(449,443)	(426,697)
Class F shares	(60,826)	(41,839)
Total capital share activity	(244,579)	314,768
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to

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materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, securities valued at $13,201, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$131,408,683	$13,186	$15	$131,421,884
Exchange-Traded Products	1,125,100	—	—	1,125,100
U.S. Treasury Obligations	—	999,578	—	999,578
Time Deposit	—	3,540,323	—	3,540,323
TOTAL	$132,533,783	$4,553,087	$15^	$137,086,885
Futures Contracts***	$92,705	$—	$—	$92,705

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represents 0.0% of net assets.
There were no transfers between levels during the year.
Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$92,705*	Unrealized depreciation on futures contracts	($—)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($842,610)	($109,285)

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During the year, the Portfolio invested in E-Mini Russell 2000 Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	52
Futures contracts short	—
*Averages are based on activity levels during the year ended December 31, 2015.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Portfolio who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.35% of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap are 0.95% for Class F and 0.74% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

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Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all share classes commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class F and I (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.20% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $11,704 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Portfolio who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $20,257,506 and $36,560,556, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$551,674	$2,280,149
Long-term capital gains	3,652,072	17,253,271
Total	$4,203,746	$19,533,420
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$37,192,576
Unrealized (depreciation)	(19,667,786)
Net unrealized appreciation (depreciation)	$17,524,790
Undistributed ordinary income	$1,095,909
Undistributed long-term capital gain	$13,215,172
Federal income tax cost of investments	$119,562,095
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, real estate investment trusts, passive foreign investment companies, and Section 1256 futures contracts.

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Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, passive foreign investment companies and foreign currency transactions.

Undistributed net investment income	($224,463)
Accumulated net realized gain (loss)	224,463
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — REORGANIZATION
On December 11, 2013, the Board of Directors of Calvert Variable Series, Inc. approved the reorganization of the Calvert VP Small Cap Growth Portfolio (“VP Small Cap”) into the Calvert VP Russell 2000 Small Cap Index (“VP Russell”).
Shareholders approved the reorganization at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014. The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP Small Cap	525,988	VP Russell, Class I	316,884	$25,315,650
For financial reporting purposes, assets received and shares issued by VP Russell were recorded at fair value; however, the cost basis of the investments received from VP Small Cap were carried forward to align ongoing reporting of VP Russell’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

		Unrealized Appreciation
Merged Portfolio	Net Assets	(Depreciation)	Acquiring Portfolio	Net Assets
VP Small Cap	$25,315,650	$6,095,146	VP Russell	$148,811,142
Assuming the acquisition had been completed on January 1, 2014, VP Russell’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income ..................................................................................................$949,473 (a)
Net realized and change in unrealized gain (loss) on investments............................... $5,364,591 (b)
Net increase (decrease) in assets from operations........................................................$6,314,064
Because VP Small Cap and VP Russell sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Small Cap that have been included in VP Russell’s Statement of Operations since April 30, 2014.
(a) $993,442 as reported, plus ($43,969) from VP Small Cap pre-merger.
(b) $6,328,583 as reported, plus ($963,992) from VP Small Cap pre-merger.

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NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the year ended December 31, 2015, the Portfolio considers 66.4% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $3,652,072 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012 (a)	December 31, 2011
Net asset value, beginning	$75.83	$82.34	$62.39	$57.44	$62.98
Income from investment operations:
Net investment income	0.55	0.50	0.56	0.87	0.44
Net realized and unrealized gain (loss)	(4.44)	2.99	22.96	7.95	(3.50)
Total from investment operations	(3.89)	3.49	23.52	8.82	(3.06)
Distributions from:
Net investment income	(0.12)	(0.48)	(0.58)	(0.63)	(0.33)
Net realized gain	(2.10)	(9.52)	(2.99)	(3.24)	(2.15)
Total distributions	(2.22)	(10.00)	(3.57)	(3.87)	(2.48)
Total increase (decrease) in net asset value	(6.11)	(6.51)	19.95	4.95	(5.54)
Net asset value, ending	$69.72	$75.83	$82.34	$62.39	$57.44
Total return(b)	(5.19%)	4.15%	37.89%	15.50%	(4.89%)
Ratios to average net assets: (c)
Net investment income	0.72%	0.63%	0.75%	1.40%	0.60%
Total expenses	0.79%	0.75%	0.69%	0.76%	0.79%
Net expenses	0.74%	0.74%	0.69%	0.73%	0.71%
Portfolio turnover	14%	21%	11%	13%	17%
Net assets, ending (in thousands)	$119,674	$150,532	$141,111	$106,827	$90,325

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012 (a)	December 31, 2011
Net asset value, beginning	$76.31	$82.79	$62.68	$57.69	$63.21
Income from investment operations:
Net investment income	0.40	0.31	0.36	0.77	0.25
Net realized and unrealized gain (loss)	(4.48)	3.01	23.11	7.94	(3.44)
Total from investment operations	(4.08)	3.32	23.47	8.71	(3.19)
Distributions from:
Net investment income	—	(0.28)	(0.37)	(0.48)	(0.18)
Net realized gain	(2.10)	(9.52)	(2.99)	(3.24)	(2.15)
Total distributions	(2.10)	(9.80)	(3.36)	(3.72)	(2.33)
Total increase (decrease) in net asset value	(6.18)	(6.48)	20.11	4.99	(5.52)
Net asset value, ending	$70.13	$76.31	$82.79	$62.68	$57.69
Total return(b)	(5.40%)	3.93%	37.62%	15.23%	(5.07%)
Ratios to average net assets (c)
Net investment income	0.52%	0.43%	0.55%	1.23%	0.42%
Total expenses	1.01%	0.98%	0.90%	0.99%	1.03%
Net expenses	0.95%	0.95%	0.90%	0.94%	0.92%
Portfolio turnover	14%	21%	11%	13%	17%
Net assets, ending (in thousands)	$17,439	$17,153	$15,007	$9,323	$6,638

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

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generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2015 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the portfolios in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account expense reimbursements) was above the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board noted that the Advisor is currently reimbursing a portion of the Portfolio expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed a portion of the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2015, as compared to the Portfolio's peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP EAFE International Index Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
4	Understanding Your Fund's Expenses
5	Report of Independent Registered Public Accounting Firm
6	Schedule of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Notes to Financial Statements
36	Financial Highlights
38	Proxy Voting
38	Availability of Quarterly Portfolio Holdings
38	Basis for Board’s Approval of Investment Advisory Contracts
41	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

Theodore D. Miller Vice President, World Asset Management, Inc.
Market Review
International equity environment for 2015 was slightly weaker as the low interest rate environment and global deflationary trends drove international economic growth lower especially in the natural resource producing countries. Developed Markets experienced a rising first half of the year only to spend the second half of the year giving back all of the gains as energy and metals stocks showed severe weakness. Despite the commodity deflation worries, a strengthening US Dollar has helped to make foreign products look more attractive relative to US importers and helped foreign profit margins. In emerging markets, China continued to show weakening growth and investors are increasingly looking at a hard landing in the equity markets there.
Investment Strategy and Technique:
The Calvert VP EAFE International Index Fund (“Fund”) seeks to match as closely as possible, before fees and expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE Free Index (“MSCI Index”). As an index fund, the Fund uses a passive management buy and hold approach. All investment decisions are based on the goal of producing returns equivalent to the index.
Fund Performance Relative to the Benchmark
Foreign stock markets had flat absolute returns for the year, slightly weaker than the US S&P 500 Index. The Fund posted a -1.61% return for the year, compared to the -0.39% return for the MSCI EAFE Index. There were 21 countries in the EAFE universe as of December 31. Japan and the U.K. were the most heavily weighted, with weights of 23.4% and 19.3% respectively, accounting for 42.7% of the Index. The strongest returns for 2015 came from Denmark, Ireland and Belgium. Singapore, Spain and Norway were the least performing countries in the EAFE universe. For the year, the strongest sector returns were in the Consumer Staples sector, followed by Health Care and Consumer Discretionary. The weakest sectors were Energy, Materials and Information Technology.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Financials	25.3%
Consumer Discretionary	13.1%
Industrials	12.5%
Health Care	11.8%
Consumer Staples	11.7%
Materials	6.3%
Information Technology	5.3%
Telecommunication Services	4.9%
Energy	4.5%
Utilities	3.7%
Exchange-Traded Products	0.9%
Total	100.0%

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Nestle SA	1.9%
Novartis AG	1.6%
Roche Holding AG	1.6%
Toyota Motor Corp.	1.3%
HSBC Holdings plc	1.2%
Novo Nordisk A/S	0.9%
Commonwealth Bank of Australia	0.8%
Bayer AG	0.8%
British American Tobacco plc	0.8%
Sanofi SA	0.8%
Total	11.7%

Positioning and Market Outlook
We expect a volatile 2016 in the financial markets emanating from inconsistent economic growth in the United States, Europe and Asia. The US Federal Reserve desire to raise rates may lead to four more raises in 2016 however market volatility may mitigate that number. Continued high levels of oil production and storage will keep a lid on oil and gasoline prices globally and resulting lower prices will eventually help increase consumer and investor confidence.

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We do however see a mixed environment internationally with increasing volatility in the European and Asian equity markets as Arab, Chinese and Russian geopolitical concerns and revalued Chinese equities cause markets to swing.
World Asset Management, Inc.
December 2015

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	-1.61%	2.62%	2.10%
Class F	-1.84%	2.40%	1.87%
MSCI EAFE Index	-0.39%	4.07%	3.50%

Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.99%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class I
Actual	0.99%	$1,000.00	$927.80	$4.81
Hypothetical (5% return per year before expenses)	0.99%	$1,000.00	$1,020.22	$5.04
Class F
Actual	1.19%	$1,000.00	$926.90	$5.78
Hypothetical (5% return per year before expenses)	1.19%	$1,000.00	$1,019.21	$6.06

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
COMMON STOCKS - 98.2%
Australia - 6.7%
AGL Energy Ltd. (c)	8,593	112,363
Alumina Ltd. (c)	33,251	27,700
Amcor Ltd. (c)	15,024	146,169
AMP Ltd. (c)	37,669	158,794
APA Group (c)	14,191	89,153
Aristocrat Leisure Ltd. (c)	7,049	52,095
Asciano Ltd. (c)	8,074	51,369
ASX Ltd. (c)	2,505	76,853
Aurizon Holdings Ltd. (c)	27,026	85,951
AusNet Services (c)	22,548	24,224
Australia & New Zealand Banking Group Ltd. (c)	36,621	739,048
Bank of Queensland Ltd. (c)	4,831	48,673
Bendigo & Adelaide Bank Ltd. (c)	5,936	51,296
BGP Holdings plc (a)(c)	77,172	—
BHP Billiton Ltd. (c)	40,904	531,356
Boral Ltd. (c)	9,943	42,535
Brambles Ltd. (c)	19,957	167,002
Caltex Australia Ltd. (c)	3,495	95,161
Challenger Ltd. (c)	7,256	45,742
CIMIC Group Ltd. (c)	1,337	23,467
Coca-Cola Amatil Ltd. (c)	7,293	49,153
Cochlear Ltd. (c)	728	50,416
Commonwealth Bank of Australia (c)	21,630	1,336,320
Computershare Ltd. (c)	6,021	50,751
Crown Resorts Ltd. (c)	4,794	43,308
CSL Ltd. (c)	5,920	451,359
Dexus Property Group REIT (c)	12,428	67,391
DUET Group (c)	29,563	48,988
Flight Centre Travel Group Ltd. (c)	729	21,008
Fortescue Metals Group Ltd. (c)	20,497	27,645
Goodman Group REIT (c)	22,692	102,737
GPT Group (The) REIT (c)	22,639	78,252
Harvey Norman Holdings Ltd. (c)	7,311	22,094
Healthscope Ltd. (c)	22,098	42,605
Iluka Resources Ltd. (c)	5,512	24,390
Incitec Pivot Ltd. (c)	21,789	62,302
Insurance Australia Group Ltd. (c)	30,966	124,410
Lend Lease Group (c)	7,138	73,627
Macquarie Group Ltd. (c)	3,823	228,449
Medibank Pvt Ltd. (c)	35,649	55,566
Mirvac Group REIT (c)	47,863	68,491
National Australia Bank Ltd. (c)	33,440	728,990
Newcrest Mining Ltd.* (c)	9,922	93,793
Oil Search Ltd. (c)	17,453	85,448
Orica Ltd. (c)	4,797	53,660
Origin Energy Ltd. (c)	22,575	76,046

6 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Platinum Asset Management Ltd. (c)	3,064	17,893
Qantas Airways Ltd.* (c)	6,788	20,130
QBE Insurance Group Ltd. (c)	17,438	158,644
Ramsay Health Care Ltd. (c)	1,801	88,565
REA Group Ltd. (c)	693	27,557
Rio Tinto Ltd. (c)	5,402	174,290
Santos Ltd. (c)	21,360	56,533
Scentre Group REIT (c)	67,810	205,503
Seek Ltd. (c)	4,281	47,600
Sonic Healthcare Ltd. (c)	4,943	64,048
South32 Ltd.* (c)	68,913	52,867
Stockland REIT (c)	30,571	90,757
Suncorp Group Ltd. (c)	16,386	143,468
Sydney Airport (c)	14,056	64,668
TABCORP Holdings Ltd. (c)	10,920	37,239
Tatts Group Ltd. (c)	19,034	60,451
Telstra Corp. Ltd. (c)	54,497	221,123
TPG Telecom Ltd. (c)	3,657	26,144
Transurban Group (c)	25,737	195,417
Treasury Wine Estates Ltd. (c)	9,400	56,429
Vicinity Centres REIT (c)	43,556	88,268
Wesfarmers Ltd. (c)	14,312	430,602
Westfield Corp. REIT (c)	25,143	172,971
Westpac Banking Corp. (c)	42,313	1,025,643
Woodside Petroleum Ltd. (c)	9,444	198,072
Woolworths Ltd. (c)	16,131	285,465
		10,646,497

Austria - 0.2%
Andritz AG (c)	1,020	49,433
Erste Group Bank AG* (c)	3,558	111,107
OMV AG (c)	1,875	52,593
Raiffeisen Bank International AG* (c)	1,542	22,542
Voestalpine AG (c)	1,475	45,104
		280,779

Belgium - 1.4%
Ageas SA/NV (c)	2,565	118,792
Anheuser-Busch InBev NV (c)	10,241	1,263,972
Colruyt SA (c)	925	47,470
Delhaize Group SA (c)	1,321	128,569
Groupe Bruxelles Lambert SA (c)	1,044	89,187
KBC Groep NV (c)	3,192	199,417
Proximus (c)	1,968	63,795
Solvay SA (c)	767	81,441
Telenet Group Holding NV* (c)	691	37,209
UCB SA (c)	1,610	144,799
Umicore SA (c)	1,212	50,621
		2,225,272

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Denmark - 1.9%
AP Moeller - Maersk A/S:
Class A (c)	49	62,932
Class B (c)	88	114,174
Carlsberg A/S Class B (c)	1,362	120,321
Chr Hansen Holding A/S (c)	1,259	78,683
Coloplast A/S Class B (c)	1,414	114,039
Danske Bank A/S (c)	8,992	240,030
DSV A/S (c)	2,451	96,207
ISS A/S (c)	1,891	68,148
Novo Nordisk A/S Class B (c)	24,955	1,433,233
Novozymes A/S Class B (c)	2,971	142,147
Pandora A/S (c)	1,401	176,638
TDC A/S (c)	10,510	52,094
Tryg A/S (c)	1,475	29,269
Vestas Wind Systems A/S (c)	2,853	199,025
William Demant Holding A/S* (c)	317	30,080
		2,957,020

Finland - 0.9%
Elisa Oyj (c)	1,841	69,179
Fortum Oyj (c)	5,749	86,105
Kone Oyj Class B (c)	4,290	180,225
Metso Oyj (c)	1,484	33,016
Neste Oyj (c)	1,632	48,622
Nokia Oyj (c)	46,847	333,229
Nokian Renkaat Oyj (c)	1,493	52,988
Orion Oyj, Class B (c)	1,325	45,638
Sampo Oyj, Class A (c)	5,693	288,317
Stora Enso Oyj, Class R (c)	7,125	64,022
UPM-Kymmene Oyj (c)	6,797	125,782
Wartsila Oyj Abp (c)	1,914	86,721
		1,413,844

France - 9.2%
Accor SA (c)	2,703	116,497
Aeroports de Paris (c)	390	45,181
Air Liquide SA (c)	4,381	491,639
Alcatel-Lucent*	35,975	142,582
Alstom SA* (c)	2,807	85,713
Arkema SA (c)	862	60,240
Atos SE (c)	1,127	94,577
AXA SA (c)	24,911	680,469
BNP Paribas SA (c)	13,490	762,955
Bollore SA (c)	11,052	51,464
Bouygues SA (c)	2,581	102,213
Bureau Veritas SA (c)	3,432	68,242
Cap Gemini SA (c)	2,083	192,576
Carrefour SA (c)	7,053	202,932
Casino Guichard-Perrachon SA (c)	744	34,148
Christian Dior SE (c)	694	117,791
Cie de Saint-Gobain (c)	6,182	265,721

8 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Cie Generale des Etablissements Michelin (c)	2,375	225,314
CNP Assurances (c)	2,259	30,401
Credit Agricole SA (c)	13,339	157,012
Danone SA (c)	7,500	505,736
Dassault Systemes (c)	1,626	129,986
Edenred (c)	2,711	51,036
Electricite de France SA (c)	3,129	45,928
Engie (c)	18,609	329,064
Essilor International SA (c)	2,615	325,705
Eurazeo SA (c)	526	36,170
Eutelsat Communications SA (c)	2,168	64,690
Fonciere Des Regions REIT (c)	394	35,242
Gecina SA REIT (c)	454	55,035
Groupe Eurotunnel SE (c)	6,051	75,032
Hermes International (c)	336	113,193
Icade SA REIT (c)	435	29,180
Iliad SA (c)	335	79,858
Imerys SA (c)	465	32,411
Ingenico Group (c)	710	89,670
JC Decaux SA (c)	961	36,754
Kering (c)	964	164,181
Klepierre REIT (c)	2,802	124,155
L'Oreal SA (c)	3,207	539,101
Lagardere SCA (c)	1,553	46,168
Legrand SA (c)	3,387	191,007
LVMH Moet Hennessy Louis Vuitton SE (c)	3,558	555,749
Natixis SA (c)	12,114	68,417
Numericable-SFR SAS (c)	1,395	50,608
Orange SA (c)	25,302	424,123
Pernod-Ricard SA (c)	2,704	307,166
Peugeot SA* (c)	5,600	98,108
Publicis Groupe SA (c)	2,406	159,444
Remy Cointreau SA (c)	320	22,895
Renault SA (c)	2,448	245,197
Rexel SA (c)	3,820	50,671
Safran SA (c)	3,717	254,353
Sanofi SA (c)	15,041	1,282,322
Schneider Electric SE (c)	7,109	404,422
SCOR SE (c)	1,988	74,308
Societe BIC SA (c)	366	60,172
Societe Generale SA (c)	9,239	425,819
Sodexo SA (c)	1,200	116,638
Suez Environnement Co. (c)	3,852	72,015
Technip SA (c)	1,349	66,580
Thales SA (c)	1,332	99,726
Total SA (c)	27,674	1,231,464
Unibail-Rodamco SE REIT (c)	1,255	317,947
Valeo SA (c)	1,012	156,108
Veolia Environnement SA (c)	5,729	135,683

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Vinci SA (c)	6,093	390,415
Vivendi SA (c)	14,805	318,537
Wendel SA (c)	375	44,506
Zodiac Aerospace (c)	2,568	61,158
		14,521,520
Germany - 8.5%
adidas AG (c)	2,664	259,371
Allianz SE (c)	5,820	1,030,192
Axel Springer SE (c)	582	32,339
BASF SE (c)	11,697	893,492
Bayer AG (c)	10,532	1,320,264
Bayerische Motoren Werke AG (c)	4,216	443,655
Beiersdorf AG (c)	1,283	116,618
Brenntag AG (c)	1,967	102,577
Commerzbank AG* (c)	13,557	140,246
Continental AG (c)	1,401	339,763
Daimler AG (c)	12,262	1,022,664
Deutsche Bank AG (c)	17,566	430,785
Deutsche Boerse AG (c)	2,458	217,267
Deutsche Lufthansa AG* (c)	3,046	48,062
Deutsche Post AG (c)	12,340	347,226
Deutsche Telekom AG (c)	41,097	742,985
Deutsche Wohnen AG (c)	4,296	119,483
E.ON SE (c)	25,484	246,425
Evonik Industries AG (c)	1,809	59,980
Fraport AG Frankfurt Airport Services Worldwide (c)	543	34,618
Fresenius Medical Care AG & Co. KGaA (c)	2,783	234,278
Fresenius SE & Co. KGaA (c)	4,858	347,102
GEA Group AG (c)	2,329	93,772
Hannover Rueck SE (c)	767	87,840
HeidelbergCement AG (c)	1,794	146,236
Henkel AG & Co. KGaA (c)	1,323	126,853
Hugo Boss AG (c)	865	71,975
Infineon Technologies AG (c)	14,382	210,289
K+S AG (c)	2,477	64,348
Kabel Deutschland Holding AG (c)	291	35,933
Lanxess AG (c)	1,184	54,468
Linde AG (c)	2,365	343,003
MAN SE (c)	448	45,287
Merck KGAA (c)	1,646	159,748
Metro AG (c)	2,307	73,572
Muenchener Rueckversicherungs-Gesellschaft AG (c)	2,124	425,030
OSRAM Licht AG (c)	1,151	48,391
ProSiebenSat.1 Media AG (c)	2,786	140,810
RTL Group SA* (c)	509	42,479
RWE AG (c)	6,334	80,670
SAP SE (c)	12,517	996,168
Siemens AG (c)	10,098	978,907
Symrise AG (c)	1,570	104,062
Telefonica Deutschland Holding AG (c)	7,832	41,778
ThyssenKrupp AG (c)	4,685	92,832
TUI AG (c)	6,350	112,677

10 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
United Internet AG (c)	1,592	87,473
Volkswagen AG (c)	450	69,274
Vonovia SE (c)	5,935	183,683
Zalando SE(b)(c)	1,100	43,418
		13,490,368

Hong Kong - 3.1%
AIA Group Ltd. (c)	153,436	914,015
ASM Pacific Technology Ltd. (c)	3,164	24,771
Bank of East Asia Ltd. (The) (c)	14,997	55,517
BOC Hong Kong Holdings Ltd. (c)	47,129	142,687
Cathay Pacific Airways Ltd. (c)	15,537	26,753
Cheung Kong Infrastructure Holdings Ltd. (c)	8,022	73,836
Cheung Kong Property Holdings Ltd. (c)	34,409	223,497
CK Hutchison Holdings Ltd. (c)	34,409	460,909
CLP Holdings Ltd. (c)	24,132	205,086
First Pacific Co. Ltd. (c)	31,118	20,610
Galaxy Entertainment Group Ltd. (c)	30,294	94,446
Genting Singapore plc (c)	78,217	42,185
Hang Lung Properties Ltd. (c)	29,030	65,836
Hang Seng Bank Ltd. (c)	9,739	185,307
Henderson Land Development Co. Ltd. (c)	14,952	91,010
HK Electric Investments & HK Electric Investments Ltd. (c)	33,761	28,280
HKT Trust & HKT Ltd. (c)	34,891	44,495
Hong Kong & China Gas Co. Ltd. (c)	88,352	173,287
Hong Kong Exchanges and Clearing Ltd. (c)	14,523	369,010
Hongkong Land Holdings Ltd. (c)	14,982	104,478
Hysan Development Co. Ltd. (c)	8,404	34,395
Kerry Properties Ltd. (c)	8,558	23,351
Li & Fung Ltd. (c)	77,050	52,088
Link REIT (c)	28,742	172,007
Melco Crown Entertainment Ltd. ADR	2,423	40,706
MGM China Holdings Ltd. (c)	12,507	15,513
MTR Corp. Ltd. (c)	18,897	93,346
New World Development Co. Ltd. (c)	69,822	68,594
Noble Group Ltd. (c)	61,959	17,246
NWS Holdings Ltd. (c)	19,706	29,182
PCCW Ltd. (c)	53,970	31,613
Power Assets Holdings Ltd. (c)	17,668	162,650
Sands China Ltd. (c)	30,830	103,872
Shangri-La Asia Ltd. (c)	16,395	16,067
Sino Land Co. Ltd. (c)	39,600	57,800
SJM Holdings Ltd. (c)	26,062	18,588
Sun Hung Kai Properties Ltd. (c)	21,982	264,222
Swire Pacific Ltd., Class A (c)	7,493	84,135
Swire Properties Ltd. (c)	15,404	44,172
Techtronic Industries Co. Ltd. (c)	17,786	72,245
WH Group Ltd.(b)(c)	76,670	42,393
Wharf Holdings Ltd. (The) (c)	17,371	96,208

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Wheelock & Co. Ltd. (c)	11,644	49,073
Wynn Macau Ltd. (c)	20,521	23,783
Yue Yuen Industrial Holdings Ltd. (c)	9,769	33,122
		4,992,386

Ireland - 0.9%
Bank of Ireland* (c)	350,353	128,297
CRH plc (c)	10,471	302,415
Experian plc (c)	12,392	219,010
James Hardie Industries plc (c)	5,822	73,445
Kerry Group plc Class A (c)	2,015	166,613
Ryanair Holdings plc (c)	2,214	35,804
Shire plc (c)	7,540	516,833
		1,442,417

Israel - 0.8%
Azrieli Group (c)	476	17,725
Bank Hapoalim BM (c)	13,522	69,837
Bank Leumi Le-Israel BM* (c)	17,831	61,851
Bezeq The Israeli Telecommunication Corp. Ltd. (c)	25,255	55,579
Check Point Software Technologies Ltd.*	1,727	140,543
Delek Group Ltd. (c)	61	12,214
Israel Chemicals Ltd. (c)	6,654	26,980
Mizrahi Tefahot Bank Ltd. (c)	1,822	21,756
Mobileye NV*	2,069	87,477
NICE-Systems Ltd. (c)	734	42,113
Taro Pharmaceutical Industries Ltd.*	190	29,365
Teva Pharmaceutical Industries Ltd. (c)	11,656	765,071
		1,330,511

Italy - 2.1%
Assicurazioni Generali SpA (c)	14,871	271,676
Atlantia SpA (c)	5,258	139,150
Banca Monte dei Paschi di Siena SpA* (c)	33,151	43,747
Banco Popolare SC* (c)	4,688	64,231
Enel Green Power SpA (c)	22,288	45,129
Enel SpA (c)	89,821	375,390
Eni SpA (c)	32,399	479,566
Exor SpA (c)	1,274	57,609
Finmeccanica SpA* (c)	5,238	72,342
Intesa Sanpaolo SpA:
Milano Stock Exchange (c)	161,551	537,938
Luxottica Group SpA (c)	2,154	140,302
Mediobanca SpA (c)	7,180	68,784
Prysmian SpA (c)	2,552	55,776
Saipem SpA* (c)	3,486	27,999
Snam SpA (c)	26,750	139,776
Telecom Italia SpA* (c)	146,145	184,051
Telecom Italia SpA - RSP (c)	78,004	79,718
Terna Rete Elettrica Nazionale SpA (c)	19,199	98,838

12 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
UniCredit SpA (c)	60,798	334,596
Unione di Banche Italiane SCPA (c)	11,672	77,455
UnipolSai SpA (c)	14,396	36,441
		3,330,514

Japan - 23.0%
ABC-Mart, Inc. (c)	346	18,967
Acom Co. Ltd.* (c)	5,254	24,721
Aeon Co. Ltd. (c)	8,328	127,973
Aeon Financial Service Co. Ltd. (c)	1,363	30,473
Aeon Mall Co. Ltd. (c)	1,500	25,732
Air Water, Inc. (c)	2,080	33,350
Aisin Seiki Co. Ltd. (c)	2,439	104,797
Ajinomoto Co. Inc. (c)	7,192	170,109
Alfresa Holdings Corp. (c)	2,244	44,362
Alps Electric Co. Ltd. (c)	2,282	61,675
Amada Holdings Co. Ltd. (c)	4,579	43,668
ANA Holdings, Inc. (c)	15,277	44,058
Aozora Bank Ltd. (c)	14,312	49,876
Asahi Glass Co. Ltd. (c)	12,091	68,901
Asahi Group Holdings Ltd. (c)	4,927	153,926
Asahi Kasei Corp. (c)	16,077	108,737
Asics Corp. (c)	2,070	42,814
Astellas Pharma, Inc. (c)	26,882	381,583
Bandai Namco Holdings, Inc. (c)	2,261	47,477
Bank of Kyoto Ltd. (The) (c)	4,493	41,593
Bank of Yokohama Ltd. (The) (c)	14,374	87,923
Benesse Holdings, Inc. (c)	876	25,207
Bridgestone Corp. (c)	8,284	283,471
Brother Industries Ltd. (c)	3,105	35,581
Calbee, Inc. (c)	967	40,556
Canon, Inc. (c)	13,589	411,599
Casio Computer Co. Ltd. (c)	2,569	59,929
Central Japan Railway Co. (c)	1,836	325,012
Chiba Bank Ltd. (The) (c)	8,920	63,200
Chubu Electric Power Co., Inc. (c)	8,205	112,157
Chugai Pharmaceutical Co. Ltd. (c)	2,851	99,299
Chugoku Bank Ltd. (The) (c)	2,141	28,519
Chugoku Electric Power Co., Inc. (The) (c)	3,780	49,720
Citizen Holdings Co. Ltd. (c)	3,479	24,972
Credit Saison Co. Ltd. (c)	1,953	38,463
Dai Nippon Printing Co. Ltd. (c)	7,046	69,613
Dai-ichi Life Insurance Co. Ltd. (The) (c)	13,732	227,700
Daicel Corp. (c)	3,820	56,807
Daihatsu Motor Co. Ltd. (c)	2,530	34,057
Daiichi Sankyo Co. Ltd. (c)	8,127	166,905
Daikin Industries Ltd. (c)	2,986	217,170
Daito Trust Construction Co. Ltd. (c)	909	105,169
Daiwa House Industry Co. Ltd. (c)	7,636	218,783
Daiwa Securities Group, Inc. (c)	21,166	129,323
Denso Corp. (c)	6,192	295,034
Dentsu, Inc. (c)	2,754	150,646

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Don Quijote Holdings Co. Ltd. (c)	1,531	53,752
East Japan Railway Co. (c)	4,249	399,065
Eisai Co. Ltd. (c)	3,210	212,049
Electric Power Development Co. Ltd. (c)	1,891	67,249
FamilyMart Co. Ltd. (c)	771	35,801
FANUC Corp. (c)	2,491	429,141
Fast Retailing Co. Ltd. (c)	675	236,216
Fuji Electric Co. Ltd. (c)	7,371	30,889
Fuji Heavy Industries Ltd. (c)	7,477	307,163
FUJIFILM Holdings Corp. (c)	5,898	245,492
Fujitsu Ltd. (c)	23,727	118,019
Fukuoka Financial Group, Inc. (c)	9,854	48,842
GungHo Online Entertainment, Inc.* (c)	5,308	14,440
Gunma Bank Ltd. (The) (c)	4,959	28,811
Hachijuni Bank Ltd. (The) (c)	5,383	33,012
Hakuhodo DY Holdings, Inc. (c)	3,069	33,144
Hamamatsu Photonics KK (c)	1,813	49,660
Hankyu Hanshin Holdings, Inc. (c)	14,573	94,598
Hikari Tsushin, Inc. (c)	249	16,892
Hino Motors Ltd. (c)	3,404	39,248
Hirose Electric Co. Ltd. (c)	382	46,136
Hiroshima Bank Ltd. (The) (c)	6,585	37,369
Hisamitsu Pharmaceutical Co., Inc. (c)	751	31,480
Hitachi Chemical Co. Ltd. (c)	1,371	21,709
Hitachi Construction Machinery Co. Ltd. (c)	1,416	22,031
Hitachi High-Technologies Corp. (c)	901	24,332
Hitachi Ltd. (c)	61,559	348,049
Hitachi Metals Ltd. (c)	2,823	34,788
Hokuhoku Financial Group, Inc. (c)	16,015	32,606
Hokuriku Electric Power Co. (c)	2,215	32,694
Honda Motor Co. Ltd. (c)	20,763	664,836
Hoshizaki Electric Co. Ltd. (c)	507	31,490
HOYA Corp. (c)	5,302	216,012
Hulic Co. Ltd. (c)	3,885	34,053
Idemitsu Kosan Co. Ltd. (c)	1,158	18,412
IHI Corp. (c)	17,730	48,715
Iida Group Holdings Co. Ltd. (c)	1,926	35,651
INPEX Corp. (c)	12,105	119,380
Isetan Mitsukoshi Holdings Ltd. (c)	4,527	58,861
Isuzu Motors Ltd. (c)	7,687	82,667
ITOCHU Corp. (c)	20,119	237,006
Itochu Techno-Solutions Corp. (c)	631	12,600
Iyo Bank Ltd. (The) (c)	3,197	31,014
J Front Retailing Co. Ltd. (c)	3,073	44,493
Japan Airlines Co. Ltd. (c)	1,524	54,540
Japan Airport Terminal Co. Ltd. (c)	552	24,464
Japan Exchange Group, Inc. (c)	6,992	109,130
Japan Post Bank Co. Ltd.*	5,200	75,660
Japan Post Holdings Co. Ltd.*	5,800	89,936
Japan Prime Realty Investment Corp. REIT (c)	10	34,197
Japan Real Estate Investment Corp. REIT (c)	16	77,763
Japan Retail Fund Investment Corp. REIT (c)	30	57,571

14 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Japan Tobacco, Inc. (c)	14,009	514,028
JFE Holdings, Inc. (c)	6,260	98,327
JGC Corp. (c)	2,728	41,716
Joyo Bank Ltd. (The) (c)	8,020	37,882
JSR Corp. (c)	2,491	38,852
JTEKT Corp. (c)	2,623	42,901
JX Holdings, Inc. (c)	28,604	119,542
Kajima Corp. (c)	10,949	65,109
Kakaku.com, Inc. (c)	1,835	36,202
Kamigumi Co. Ltd. (c)	3,070	26,408
Kaneka Corp. (c)	3,686	38,300
Kansai Electric Power Co., Inc. (The)* (c)	8,966	107,208
Kansai Paint Co. Ltd. (c)	2,951	44,586
Kao Corp. (c)	6,418	329,130
Kawasaki Heavy Industries Ltd. (c)	18,383	67,936
KDDI Corp. (c)	22,276	576,275
Keihan Electric Railway Co. Ltd. (c)	6,705	44,824
Keikyu Corp. (c)	5,970	49,264
Keio Corp. (c)	7,367	63,593
Keisei Electric Railway Co. Ltd. (c)	3,631	46,180
Keyence Corp. (c)	580	318,119
Kikkoman Corp. (c)	1,906	65,924
Kintetsu Group Holdings Co. Ltd. (c)	23,446	95,314
Kirin Holdings Co. Ltd. (c)	10,476	141,661
Kobe Steel Ltd. (c)	39,444	42,826
Koito Manufacturing Co. Ltd. (c)	1,367	55,879
Komatsu Ltd. (c)	11,760	191,488
Konami Corp. (c)	1,220	29,076
Konica Minolta, Inc. (c)	5,761	57,745
Kose Corp. (c)	392	36,063
Kubota Corp. (c)	14,284	220,043
Kuraray Co. Ltd. (c)	4,536	54,813
Kurita Water Industries Ltd. (c)	1,403	29,353
Kyocera Corp. (c)	4,087	189,303
Kyowa Hakko Kirin Co. Ltd. (c)	2,936	46,146
Kyushu Electric Power Co., Inc.* (c)	5,524	60,321
Kyushu Financial Group, Inc.* (c)	4,497	31,403
Lawson, Inc. (c)	843	68,319
LIXIL Group Corp. (c)	3,444	76,385
M3, Inc. (c)	2,472	51,199
Mabuchi Motor Co. Ltd. (c)	648	34,987
Makita Corp. (c)	1,540	88,444
Marubeni Corp. (c)	21,027	107,869
Marui Group Co. Ltd. (c)	2,885	46,843
Maruichi Steel Tube Ltd. (c)	618	18,226
Mazda Motor Corp. (c)	6,876	141,358
McDonald’s Holdings Company (Japan), Ltd.* (c)	875	19,023
Medipal Holdings Corp. (c)	1,770	30,119
MEIJI Holdings Co. Ltd. (c)	1,555	128,134
Minebea Co. Ltd. (c)	4,067	34,900
Miraca Holdings, Inc. (c)	702	30,938
Mitsubishi Chemical Holdings Corp. (c)	17,265	109,391

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Mitsubishi Corp. (c)	17,213	285,777
Mitsubishi Electric Corp. (c)	24,612	257,873
Mitsubishi Estate Co. Ltd. (c)	15,937	330,106
Mitsubishi Gas Chemical Co., Inc. (c)	5,092	25,999
Mitsubishi Heavy Industries Ltd. (c)	38,670	168,799
Mitsubishi Logistics Corp. (c)	1,456	19,191
Mitsubishi Materials Corp. (c)	14,234	44,738
Mitsubishi Motors Corp. (c)	8,276	69,924
Mitsubishi Tanabe Pharma Corp. (c)	2,860	49,239
Mitsubishi UFJ Financial Group, Inc. (c)	162,409	1,004,464
Mitsubishi UFJ Lease & Finance Co. Ltd. (c)	6,486	33,390
Mitsui & Co. Ltd. (c)	21,736	257,982
Mitsui Chemicals, Inc. (c)	10,764	47,711
Mitsui Fudosan Co. Ltd. (c)	11,995	300,364
Mitsui OSK Lines Ltd. (c)	14,995	37,749
Mixi, Inc. (c)	544	20,297
Mizuho Financial Group, Inc. (c)	299,965	598,402
MS&AD Insurance Group Holdings, Inc. (c)	6,452	188,559
Murata Manufacturing Co. Ltd. (c)	2,582	370,339
Nabtesco Corp. (c)	1,594	32,371
Nagoya Railroad Co. Ltd. (c)	11,361	47,261
NEC Corp. (c)	33,174	105,300
Nexon Co. Ltd. (c)	1,699	27,561
NGK Insulators Ltd. (c)	3,392	76,463
NGK Spark Plug Co. Ltd. (c)	2,277	59,942
NH Foods Ltd. (c)	2,282	44,726
NHK Spring Co. Ltd. (c)	2,088	20,901
Nidec Corp. (c)	2,834	204,995
Nikon Corp. (c)	4,339	57,926
Nintendo Co. Ltd. (c)	1,353	186,133
Nippon Building Fund, Inc. REIT (c)	17	81,147
Nippon Electric Glass Co. Ltd. (c)	5,241	26,409
Nippon Express Co. Ltd. (c)	10,749	50,400
Nippon Paint Holdings Co. Ltd. (c)	1,864	45,059
Nippon Prologis REIT, Inc. (c)	18	32,506
Nippon Steel & Sumitomo Metal Corp. (c)	9,682	191,585
Nippon Telegraph & Telephone Corp. (c)	9,554	379,059
Nippon Yusen KK (c)	20,575	49,837
Nissan Motor Co. Ltd. (c)	31,666	331,413
Nisshin Seifun Group, Inc. (c)	2,805	45,768
Nissin Foods Holdings Co. Ltd. (c)	845	44,746
Nitori Holdings Co. Ltd. (c)	947	79,540
Nitto Denko Corp. (c)	2,102	153,228
NOK Corp. (c)	1,253	29,267
Nomura Holdings, Inc. (c)	46,250	256,872
Nomura Real Estate Holdings, Inc. (c)	1,634	30,248
Nomura Real Estate Master Fund, Inc. REIT* (c)	46	56,900
Nomura Research Institute Ltd. (c)	1,600	61,455
NSK Ltd. (c)	6,065	65,737
NTT Data Corp. (c)	1,633	78,834
NTT DoCoMo, Inc. (c)	18,212	373,017
NTT Urban Development Corp. (c)	1,516	14,559

16 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Obayashi Corp. (c)	8,405	77,490
Obic Co. Ltd. (c)	824	43,652
Odakyu Electric Railway Co. Ltd. (c)	8,109	87,235
Oji Holdings Corp. (c)	10,167	40,951
Olympus Corp. (c)	3,491	137,407
Omron Corp. (c)	2,532	84,282
Ono Pharmaceutical Co. Ltd. (c)	1,050	186,498
Oracle Corp. Japan (c)	502	23,395
Oriental Land Co. Ltd. (c)	2,547	153,244
ORIX Corp. (c)	16,863	236,399
Osaka Gas Co. Ltd. (c)	24,271	87,457
Otsuka Corp. (c)	683	33,472
Otsuka Holdings Co. Ltd. (c)	4,973	175,811
Panasonic Corp. (c)	28,118	285,177
Park24 Co. Ltd. (c)	1,242	30,116
Rakuten, Inc.* (c)	11,838	136,333
Recruit Holdings Co. Ltd. (c)	1,799	52,863
Resona Holdings, Inc. (c)	28,120	136,400
Ricoh Co. Ltd. (c)	9,012	92,503
Rinnai Corp. (c)	481	42,556
Rohm Co. Ltd. (c)	1,247	62,978
Ryohin Keikaku Co. Ltd. (c)	308	62,400
Sankyo Co. Ltd. (c)	642	23,930
Sanrio Co. Ltd. (c)	644	15,067
Santen Pharmaceutical Co. Ltd. (c)	4,814	79,116
SBI Holdings, Inc. (c)	2,791	30,108
Secom Co. Ltd. (c)	2,674	180,828
Sega Sammy Holdings, Inc. (c)	2,453	22,892
Seibu Holdings, Inc. (c)	1,576	32,212
Seiko Epson Corp. (c)	3,562	54,709
Sekisui Chemical Co. Ltd. (c)	5,303	69,126
Sekisui House Ltd. (c)	7,682	129,004
Seven & I Holdings Co. Ltd. (c)	9,596	437,243
Seven Bank Ltd. (c)	7,840	34,295
Shikoku Electric Power Co., Inc. (c)	2,349	36,633
Shimadzu Corp. (c)	3,292	55,120
Shimamura Co. Ltd. (c)	291	33,989
Shimano, Inc. (c)	1,003	153,519
Shimizu Corp. (c)	7,655	62,335
Shin-Etsu Chemical Co. Ltd. (c)	5,228	283,775
Shinsei Bank Ltd. (c)	23,392	43,002
Shionogi & Co. Ltd. (c)	3,801	171,724
Shiseido Co. Ltd. (c)	4,584	94,794
Shizuoka Bank Ltd. (The) (c)	6,887	66,711
Showa Shell Sekiyu KK (c)	2,480	20,145
SMC Corp. (c)	686	177,782
SoftBank Group Corp. (c)	12,233	616,064
Sohgo Security Services Co. Ltd. (c)	779	36,431
Sompo Japan Nipponkoa Holdings, Inc. (c)	4,231	138,301
Sony Corp. (c)	16,074	393,525
Sony Financial Holdings, Inc. (c)	2,290	40,879
Stanley Electric Co. Ltd. (c)	1,879	41,360

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Sumitomo Chemical Co. Ltd. (c)	18,975	108,829
Sumitomo Corp. (c)	14,334	145,896
Sumitomo Dainippon Pharma Co. Ltd. (c)	2,095	24,635
Sumitomo Electric Industries Ltd. (c)	9,606	135,262
Sumitomo Heavy Industries Ltd. (c)	7,281	32,594
Sumitomo Metal Mining Co. Ltd. (c)	6,296	76,047
Sumitomo Mitsui Financial Group, Inc. (c)	16,208	610,996
Sumitomo Mitsui Trust Holdings, Inc. (c)	42,257	159,428
Sumitomo Realty & Development Co. Ltd. (c)	4,547	129,471
Sumitomo Rubber Industries Ltd. (c)	2,251	29,242
Suntory Beverage & Food Ltd. (c)	1,799	78,825
Suruga Bank Ltd. (c)	2,301	47,380
Suzuken Co. Ltd. (c)	1,020	38,853
Suzuki Motor Corp. (c)	4,644	140,891
Sysmex Corp. (c)	1,855	118,560
T&D Holdings, Inc. (c)	7,377	96,909
Taiheiyo Cement Corp. (c)	14,976	43,635
Taisei Corp. (c)	13,511	88,954
Taisho Pharmaceutical Holdings Co. Ltd. (c)	415	29,285
Taiyo Nippon Sanso Corp. (c)	1,995	18,009
Takashimaya Co. Ltd. (c)	3,744	33,668
Takeda Pharmaceutical Co. Ltd. (c)	10,062	500,587
TDK Corp. (c)	1,567	100,166
Teijin Ltd. (c)	12,316	41,922
Terumo Corp. (c)	3,869	119,675
THK Co. Ltd. (c)	1,576	29,145
Tobu Railway Co. Ltd. (c)	13,226	65,157
Toho Co. Ltd. (c)	1,492	41,312
Toho Gas Co. Ltd. (c)	5,391	34,791
Tohoku Electric Power Co., Inc. (c)	5,858	73,182
Tokio Marine Holdings, Inc. (c)	8,683	334,338
Tokyo Electric Power Co., Inc.* (c)	18,420	105,874
Tokyo Electron Ltd. (c)	2,185	131,041
Tokyo Gas Co. Ltd. (c)	28,999	136,127
Tokyo Tatemono Co. Ltd. (c)	2,700	29,336
Tokyu Corp. (c)	14,325	113,237
Tokyu Fudosan Holdings Corp. (c)	6,708	41,946
TonenGeneral Sekiyu KK (c)	3,720	31,240
Toppan Printing Co. Ltd. (c)	6,680	61,468
Toray Industries, Inc. (c)	18,700	173,430
Toshiba Corp.* (c)	51,271	105,143
TOTO Ltd. (c)	1,800	63,069
Toyo Seikan Group Holdings Ltd. (c)	2,150	39,743
Toyo Suisan Kaisha Ltd. (c)	1,167	40,595
Toyoda Gosei Co. Ltd. (c)	855	19,404
Toyota Industries Corp. (c)	2,074	110,765
Toyota Motor Corp. (c)	34,825	2,136,138
Toyota Tsusho Corp. (c)	2,749	64,255
Trend Micro, Inc.* (c)	1,340	54,321
Unicharm Corp. (c)	4,744	96,654
United Urban Investment Corp. REIT (c)	34	46,086
USS Co. Ltd. (c)	2,886	43,393

18 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
West Japan Railway Co. (c)	2,097	144,551
Yahoo Japan Corp. (c)	18,429	74,847
Yakult Honsha Co. Ltd. (c)	1,138	55,625
Yamada Denki Co. Ltd. (c)	8,852	38,256
Yamaguchi Financial Group, Inc. (c)	2,594	30,718
Yamaha Corp. (c)	2,135	51,550
Yamaha Motor Co. Ltd. (c)	3,396	76,050
Yamato Holdings Co. Ltd. (c)	4,331	91,732
Yamazaki Baking Co. Ltd. (c)	1,450	32,529
Yaskawa Electric Corp. (c)	2,989	40,655
Yokogawa Electric Corp. (c)	2,987	35,888
Yokohama Rubber Co. Ltd. (The) (c)	1,300	19,906
		36,463,132

Luxembourg - 0.2%
ArcelorMittal (c)	12,934	53,999
Millicom International Cellular SA (SDR) (c)	801	45,582
SES SA (FDR) (c)	4,151	114,968
Tenaris SA (c)	6,112	72,701
		287,250

Netherlands - 4.5%
Aegon NV (c)	23,074	130,133
AerCap Holdings NV*	2,262	97,628
Airbus Group NV (c)	7,523	504,702
Akzo Nobel NV (c)	3,153	210,425
Altice NV:
Class A * (c)	4,774	68,211
Class B * (c)	1,414	20,441
ASML Holding NV (c)	4,415	393,123
Boskalis Westminster NV (c)	1,113	45,303
CNH Industrial NV (c)	12,280	83,639
Fiat Chrysler Automobiles NV* (c)	11,455	157,601
Gemalto NV (c)	1,042	62,211
Heineken Holding NV (c)	1,283	98,274
Heineken NV (c)	2,934	250,205
ING Groep NV (CVA) (c)	49,282	662,838
Koninklijke Ahold NV, Amsterdam Stock Exchange (c)	10,626	224,162
Koninklijke DSM NV (c)	2,310	115,502
Koninklijke KPN NV (c)	40,789	153,893
Koninklijke Philips NV (c)	12,100	307,393
Koninklijke Vopak NV (c)	925	39,746
NN Group NV (c)	3,042	106,885
NXP Semiconductors NV*	3,045	256,541
OCI NV* (c)	1,109	27,279
QIAGEN NV* (c)	2,816	76,123
Randstad Holding NV (c)	1,631	101,372
Royal Dutch Shell plc:
Class A (c)	49,900	1,121,269
Class B (c)	31,081	709,832
STMicroelectronics NV (c)	8,250	54,988

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
TNT Express NV (c)	6,456	54,585
Unilever NV (CVA) (c)	20,746	898,088
Wolters Kluwer NV (c)	3,844	128,689
		7,161,081

New Zealand - 0.2%
Auckland International Airport Ltd. (c)	12,539	49,261
Contact Energy Ltd. (c)	9,492	30,708
Fletcher Building Ltd. (c)	8,772	43,870
Meridian Energy Ltd. (c)	16,872	27,489
Mighty River Power Ltd. (c)	9,216	17,409
Ryman Healthcare Ltd. (c)	4,937	28,675
Spark New Zealand Ltd. (c)	23,305	52,535
		249,947

Norway - 0.5%
DNB ASA (c)	12,446	152,961
Gjensidige Forsikring ASA (c)	2,633	41,870
Norsk Hydro ASA (c)	17,408	64,656
Orkla ASA (c)	10,551	83,153
Schibsted ASA:
Class A (c)	962	31,531
Class B* (c)	1,134	35,948
Statoil ASA (c)	14,213	198,515
Telenor ASA (c)	9,561	158,841
Yara International ASA (c)	2,277	97,937
		865,412

Portugal - 0.2%
Banco Comercial Portugues SA* (c)	526,347	27,691
Banco Espirito Santo SA(a)(c)	34,023	—
EDP - Energias de Portugal SA (c)	29,494	105,911
Galp Energia SGPS SA (c)	4,910	56,869
Jeronimo Martins SGPS SA (c)	3,314	43,023
		233,494

Singapore - 1.2%
Ascendas Real Estate Investment Trust REIT (c)	26,903	43,114
CapitaLand Commercial Trust REIT (c)	27,140	25,782
CapitaLand Ltd. (c)	33,196	77,960
CapitaLand Mall Trust REIT (c)	31,907	43,267
City Developments Ltd. (c)	5,387	28,993
ComfortDelGro Corp. Ltd. (c)	28,011	59,953
DBS Group Holdings Ltd. (c)	22,406	262,485
Global Logistic Properties Ltd. (c)	40,729	61,364
Golden Agri-Resources Ltd. (c)	92,959	22,160
Hutchison Port Holdings Trust (c)	74,548	39,382
Jardine Cycle & Carriage Ltd. (c)	1,534	37,454
Keppel Corp. Ltd. (c)	18,825	85,959
Oversea-Chinese Banking Corp. Ltd. (c)	38,765	239,738
SembCorp Industries Ltd. (c)	12,944	27,716
SembCorp Marine Ltd. (c)	11,005	13,515

20 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Singapore Airlines Ltd. (c)	6,876	54,147
Singapore Exchange Ltd. (c)	10,236	55,408
Singapore Press Holdings Ltd. (c)	20,385	56,550
Singapore Technologies Engineering Ltd. (c)	20,536	43,388
Singapore Telecommunications Ltd. (c)	101,529	261,458
StarHub Ltd. (c)	7,954	20,702
Suntec Real Estate Investment Trust REIT (c)	31,243	33,977
United Overseas Bank Ltd. (c)	16,450	226,606
UOL Group Ltd. (c)	6,217	27,280
Wilmar International Ltd. (c)	24,466	50,429
Yangzijiang Shipbuilding Holdings Ltd. (c)	25,259	19,515
		1,918,302

Spain - 3.1%
Abertis Infraestructuras SA (c)	6,607	102,899
ACS Actividades de Construccion y Servicios SA (c)	2,404	69,979
Aena SA(b)(c)	859	97,787
Amadeus IT Holding SA Class A (c)	5,588	245,854
Banco Bilbao Vizcaya Argentaria SA (c)	81,176	591,492
Banco de Sabadell SA (c)	63,950	113,173
Banco Popular Espanol SA (c)	22,062	72,589
Banco Santander SA (c)	184,107	903,130
Bankia SA (c)	59,634	69,293
Bankinter SA (c)	8,726	61,802
CaixaBank SA (c)	33,407	116,116
Distribuidora Internacional de Alimentacion SA* (c)	7,877	46,240
Enagas SA (c)	2,736	76,921
Endesa SA (c)	4,111	82,294
Ferrovial SA (c)	5,736	129,349
Gas Natural SDG SA (c)	4,460	90,528
Grifols SA (c)	1,930	88,776
Iberdrola SA (c)	68,600	485,924
Industria de Diseno Textil SA (c)	13,892	476,327
International Consolidated Airlines Group SA (c)	10,350	92,188
Mapfre SA (c)	14,103	35,146
Red Electrica Corp. SA (c)	1,378	114,762
Repsol SA (c)	13,376	145,504
Telefonica SA (c)	59,224	653,152
Zardoya Otis SA (c)	2,290	26,660
		4,987,885

Sweden - 2.8%
Alfa Laval AB (c)	3,739	67,828
Assa Abloy AB Class B (c)	12,765	267,115
Atlas Copco AB:
Class A (c)	8,552	208,151
Class B (c)	4,969	114,143
Boliden AB (c)	3,540	58,642
Electrolux AB, Series B (c)	3,114	74,677
Getinge AB Class B (c)	2,590	67,343
Hennes & Mauritz AB Class B (c)	12,092	430,196
Hexagon AB Class B (c)	3,288	121,701

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Husqvarna AB Class B (c)	5,378	35,451
ICA Gruppen AB (c)	1,019	36,865
Industrivarden AB, Class C (c)	2,161	36,903
Investment AB Kinnevik Class B (c)	3,047	93,321
Investor AB Class B (c)	5,801	213,237
Lundin Petroleum AB* (c)	2,866	41,044
Nordea Bank AB (c)	38,685	421,732
Sandvik AB (c)	13,579	117,503
Securitas AB Class B (c)	3,987	60,676
Skandinaviska Enskilda Banken AB Class A (c)	19,346	202,087
Skanska AB Class B (c)	4,839	93,290
SKF AB Class B (c)	5,147	82,903
Svenska Cellulosa AB SCA Class B (c)	7,503	217,695
Svenska Handelsbanken AB Class A (c)	19,071	251,507
Swedbank AB Class A (c)	11,533	253,059
Swedish Match AB (c)	2,543	89,888
Tele2 AB Class B (c)	4,201	41,692
Telefonaktiebolaget LM Ericsson Class B (c)	38,759	375,105
TeliaSonera AB (c)	33,088	164,389
Volvo AB Class B (c)	19,634	181,097
		4,419,240

Switzerland - 9.5%
ABB Ltd.* (c)	28,006	496,984
Actelion Ltd.* (c)	1,308	179,934
Adecco SA* (c)	2,111	144,913
Aryzta AG* (c)	1,110	56,148
Baloise Holding AG (c)	636	80,632
Barry Callebaut AG* (c)	28	30,530
Chocoladefabriken Lindt & Sprungli AG:
Participation Certificate (c)	12	74,733
Registered Shares (c)	1	74,410
Cie Financiere Richemont SA (c)	6,648	477,429
Coca-Cola HBC AG* (c)	2,546	54,293
Credit Suisse Group AG* (c)	22,873	494,239
Dufry AG* (c)	522	61,898
EMS-Chemie Holding AG (c)	107	46,841
Galenica AG (c)	49	76,378
Geberit AG (c)	481	161,743
Givaudan SA* (c)	117	210,471
Glencore plc(c)	155,832	207,381
Julius Baer Group Ltd.* (c)	2,850	136,605
Kuehne + Nagel International AG (c)	687	94,174
LafargeHolcim Ltd.* (c)	5,405	270,764
Lonza Group AG* (c)	673	109,385
Nestle SA (c)	40,607	3,009,188
Novartis AG (c)	28,980	2,476,494
Pargesa Holding SA (c)	406	25,571
Partners Group Holding AG (c)	204	73,225
Roche Holding AG (c)	8,947	2,465,072
Schindler Holding AG:
Participation Certificate (c)	563	94,249

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Registered Shares (c)	269	45,125
SGS SA (c)	69	131,418
Sika AG (c)	27	96,767
Sonova Holding AG (c)	695	88,206
Sulzer AG (c)	315	29,614
Swatch Group AG (The):
Bearer Shares (c)	392	136,764
Registered Shares (c)	653	44,101
Swiss Life Holding AG* (c)	408	109,472
Swiss Prime Site AG* (c)	842	65,733
Swiss Re AG (c)	4,485	436,184
Swisscom AG (c)	329	163,576
Syngenta AG (c)	1,183	464,216
Transocean Ltd. (c)	4,630	57,560
UBS Group AG (c)	46,565	895,869
Wolseley plc (c)	3,304	179,632
Zurich Insurance Group AG* (c)	1,915	488,508
		15,116,429
United Kingdom - 17.3%
3i Group plc(c)	12,386	87,316
Aberdeen Asset Management plc (c)	11,749	50,061
Admiral Group plc (c)	2,671	64,979
Aggreko plc (c)	3,262	43,884
Amec Foster Wheeler plc (c)	5,048	31,881
Anglo American plc (c)	17,853	78,671
Antofagasta plc (c)	5,191	35,578
ARM Holdings plc (c)	17,886	270,136
Ashtead Group plc (c)	6,410	105,492
Associated British Foods plc (c)	4,537	223,363
AstraZeneca plc (c)	16,095	1,088,351
Auto Trader Group plc(b)(c)	9,562	62,496
Aviva plc (c)	51,527	389,407
Babcock International Group plc (c)	3,210	47,809
BAE Systems plc (c)	40,297	296,627
Barclays plc (c)	213,689	691,760
Barratt Developments plc (c)	12,841	117,692
BG Group plc (c)	43,502	630,943
BHP Billiton plc (c)	26,899	302,050
BP plc (c)	232,926	1,213,970
British American Tobacco plc (c)	23,742	1,318,832
British Land Co. plc (The) REIT (c)	12,397	142,716
BT Group plc (c)	106,605	736,894
Bunzl plc (c)	4,267	117,891
Burberry Group plc (c)	5,665	99,658
Capita plc (c)	8,463	150,601
Carnival plc (c)	2,345	133,166
Centrica plc (c)	64,396	206,876
Cobham plc (c)	14,738	61,187
Compass Group plc (c)	20,985	363,266
Croda International plc (c)	1,757	78,326
Diageo plc (c)	32,037	873,813
Direct Line Insurance Group plc (c)	17,512	104,622

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Dixons Carphone plc (c)	12,669	93,124
easyJet plc (c)	2,023	51,793
Fresnillo plc (c)	2,910	30,462
G4S plc (c)	20,084	66,718
GKN plc (c)	21,825	99,100
GlaxoSmithKline plc (c)	61,981	1,252,104
Hammerson plc REIT (c)	10,153	89,747
Hargreaves Lansdown plc (c)	3,322	73,568
HSBC Holdings plc (c)	249,140	1,966,406
ICAP plc (c)	7,046	52,903
IMI plc (c)	3,463	43,695
Imperial Tobacco Group plc (c)	12,189	641,196
Inmarsat plc (c)	5,725	95,403
InterContinental Hotels Group plc (c)	3,007	116,702
Intertek Group plc (c)	2,088	85,407
Intu Properties plc REIT (c)	12,136	56,724
Investec plc (c)	7,077	49,951
ITV plc (c)	48,783	198,810
J Sainsbury plc (c)	17,536	66,834
Johnson Matthey plc (c)	2,609	101,330
Kingfisher plc (c)	29,370	142,238
Land Securities Group plc REIT (c)	10,069	174,596
Legal & General Group plc (c)	75,729	298,712
Lloyds Banking Group plc (c)	727,216	782,849
London Stock Exchange Group plc (c)	3,993	161,390
Marks & Spencer Group plc (c)	20,940	139,177
Meggitt plc (c)	9,867	54,433
Melrose Industries plc (c)	12,675	54,093
Merlin Entertainments plc (c)	9,037	60,571
Mondi plc (c)	4,677	91,228
National Grid plc (c)	47,677	655,871
Next plc (c)	1,849	198,245
Old Mutual plc (c)	62,767	165,287
Pearson plc (c)	10,456	113,018
Persimmon plc* (c)	3,904	116,608
Petrofac Ltd. (c)	3,415	40,019
Provident Financial plc (c)	1,871	92,684
Prudential plc (c)	32,745	733,216
Randgold Resources Ltd. (c)	1,187	73,254
Reckitt Benckiser Group plc (c)	8,149	750,234
RELX NV (c)	12,670	212,881
RELX plc (c)	14,226	249,459
Rexam plc (c)	9,126	80,967
Rio Tinto plc (c)	15,965	465,341
Rolls-Royce Holdings plc* (c)	23,417	198,246
Royal Bank of Scotland Group plc* (c)	44,221	195,675
Royal Mail plc (c)	11,462	74,598
RSA Insurance Group plc (c)	13,161	82,717
SABMiller plc (c)	12,362	740,605
Sage Group plc (The) (c)	13,737	122,161
Schroders plc (c)	1,609	70,086
Segro plc REIT (c)	9,520	60,106

24 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
Severn Trent plc (c)	3,015	96,709
Sky plc (c)	13,149	215,167
Smith & Nephew plc (c)	11,401	201,829
Smiths Group plc (c)	5,110	70,704
Sports Direct International plc* (c)	3,545	30,062
SSE plc (c)	12,648	283,269
St James's Place plc (c)	6,670	98,395
Standard Chartered plc (c)	41,689	345,924
Standard Life plc (c)	25,081	143,933
Tate & Lyle plc (c)	5,940	52,356
Taylor Wimpey plc (c)	41,436	123,756
Tesco plc* (c)	103,632	228,124
Travis Perkins plc (c)	3,169	91,579
Unilever plc (c)	16,346	700,018
United Utilities Group plc (c)	8,684	119,697
Vodafone Group plc (c)	338,110	1,093,811
Weir Group plc (The) (c)	2,762	40,633
Whitbread plc (c)	2,323	150,148
William Hill plc (c)	11,256	65,696
WM Morrison Supermarkets plc (c)	28,253	61,324
WPP plc (c)	16,496	379,765
		27,495,755

Total Common Stocks (Cost $141,972,417)		155,829,055

PREFERRED STOCKS - 0.5%
Germany - 0.5%
Bayerische Motoren Werke AG (c)	694	58,084
Fuchs Petrolub SE (c)	915	43,196
Henkel AG (c) & Co. KGaA (c)	2,269	252,721
Porsche Automobil Holding SE (c)	1,950	105,580
Volkswagen AG (c)	2,363	342,043
		801,624

Italy - 0.0%
Intesa Sanpaolo SpA:
OTC (c)	12,277	37,316

Total Preferred Stocks (Cost $715,947)		838,940

RIGHTS - 0%
Ascendas Real Estate Investment Trust REIT*	1,008	50
Repsol SA*	13,376	6,667
Unione di Banche Italiane SCPA(a)(c)	11,672	—

Total Rights (Cost $6,761)		6,717

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	SHARES	VALUE ($)
COMMON STOCKS - Cont'd
EXCHANGE-TRADED PRODUCTS - 0.9%
iShares MSCI EAFE ETF	24,605	1,445,544

Total Exchange-Traded Products (Cost $1,473,485)		1,445,544

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.1%
State Street Bank Time Deposit, 0.278%, 1/4/16	75,001	75,001

Total Time Deposit (Cost $75,001)		75,001

TOTAL INVESTMENTS (Cost $144,243,611) - 99.7%		158,195,257
Other assets and liabilities, net - 0.3%		521,411
NET ASSETS - 100.0%		$158,716,668

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a)This security was valued under the direction of the Board of Directors. See Note A.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Due to significant market movements following the close of trading in the local markets, the value of this security as of December 31, 2015 was adjusted by a third party pricing service. See Note A.

Abbreviations:
ADR:	American Depositary Receipts
CVA:	Certificaten Van Aandelen
ETF:	Exchanged-Traded Fund
FDR:	Fiduciary Depositary Receipts
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
SDR:	Swedish Depositary Receipts
See notes to financial statements.

26 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $144,243,611) - see accompanying schedule	$158,195,257
Cash denominated in foreign currencies (Cost $152,776)	152,738
Receivable for securities sold	202,461
Receivable for shares sold	55,528
Directors' deferred compensation plan	103,324
Dividends and interest receivable	429,684
Total assets	159,138,992

LIABILITIES
Payable for securities purchased	42,415
Payable for shares redeemed	7,974
Payable to Calvert Investment Management, Inc.	75,428
Payable to Calvert Investment Distributors, Inc.	669
Payable to Calvert Investment Administrative Services, Inc.	13,644
Payable to Calvert Investment Services, Inc.	3,077
Directors' deferred compensation plan	103,324
Accrued expenses and other liabilities	175,793
Total liabilities	422,324
NET ASSETS	$158,716,668

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,013,979 shares outstanding	$154,920,024
Class F: 50,431 shares outstanding	3,295,725
Undistributed net investment income	3,293,224
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,708,069)
Net unrealized appreciation (depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	13,915,764
NET ASSETS	$158,716,668

NET ASSET VALUE PER SHARE
Class I (based on net assets of $154,810,853)	$76.87
Class F (based on net assets of $3,905,815)	$77.45
See notes to financial statements.

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CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $392,156)	$5,132,742
Interest income	294
Total investment income	5,133,036

Expenses:
Investment advisory fee	972,444
Administrative fees	173,651
Transfer agency fees and expenses	19,570
Distribution Plan expenses:
Class F	7,857
Directors' fees and expenses	31,143
Accounting fees	36,749
Custodian fees	193,574
Professional fees	39,546
Reports to shareholders	33,498
Licensing fees	79,460
Miscellaneous	71,946
Total expenses	1,659,438
Reimbursement from Advisor:
Class F	(1,928)
Net expenses	1,657,510
NET INVESTMENT INCOME	3,475,526

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,892,385
Foreign currency transactions	(40,441)
1,851,944

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(7,117,244)
Assets and liabilities denominated in foreign currencies	2,830
(7,114,414)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(5,262,470)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,786,944)
See notes to financial statements.

28 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$3,475,526	$4,502,246
Net realized gain (loss)	1,851,944	1,433,985
Change in unrealized appreciation (depreciation)	(7,114,414)	(18,712,828)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,786,944)	(12,776,597)

Distributions to shareholders from:
Net investment income:
Class I shares	(412,021)	(4,488,001)
Class F shares	(1,214)	(86,279)
Total distributions	(413,235)	(4,574,280)

Capital share transactions:
Shares sold:
Class I shares	15,102,485	43,703,214
Class F shares	1,000,627	2,027,994
Reinvestment of distributions:
Class I shares	412,021	4,488,001
Class F shares	1,214	86,279
Shares redeemed:
Class I shares	(28,984,820)	(19,976,029)
Class F shares	(965,554)	(940,769)
Total capital share transactions	(13,434,027)	29,388,690

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,634,206)	12,037,813

NET ASSETS
Beginning of year	174,350,874	162,313,061
End of year (including undistributed net investment income of $3,293,224 and $102,507, respectively)	$158,716,668	$174,350,874

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	184,533	503,078
Class F shares	12,356	23,454
Reinvestment of distributions:
Class I shares	5,262	56,753
Class F shares	15	1,082
Shares redeemed:
Class I shares	(351,455)	(235,815)
Class F shares	(11,681)	(11,029)
Total capital share activity	(160,970)	337,523
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class F and Class I shares. Class F shares are subject to Distribution Plan Expenses, while Class I shares are not. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Common stock, Preferred stock, and Rights securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the

30 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, securities valued at $0 or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

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The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$960,438	$154,868,617***	$0	$155,829,055
Preferred Stocks**	—	838,940***	—	838,940
Rights	6,717	—	—	6,717
Exchange-Traded Products	1,445,544	—	—	1,445,544
Time Deposit	—	75,001	—	75,001
TOTAL	$24,112,699	$155,782,558	$0^	$158,195,257

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. whose value was adjusted as a result of significant market movements following the close of trading.
^ Level 3 securities are valued at $0 and represent 0.0% of net assets.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

32 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.56%, of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense caps are 1.19% for Class F and 0.99% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all classes of the Fund commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class F and Class I shares of the Fund (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.20% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $13,024 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $16,488,333 and $25,904,160, respectively.

Capital Loss Carryforwards
EXPIRATION DATE
2016	($13,985,501)
2017	(15,978)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

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The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$413,235	$4,574,280
Total	$413,235	$4,574,280
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$29,348,175
Unrealized (depreciation)	(18,598,061)
Net unrealized appreciation (depreciation)	$10,750,114
Undistributed ordinary income	$3,788,165
Capital loss carryforward	($14,001,479)
Federal income tax cost of investments	$147,445,143
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, passive foreign investment companies, and income reclassifications.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions and passive foreign investment companies.

Undistributed net investment income	$128,426
Accumulated net realized gain (loss)	(128,426)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2015.
For the year ended December 31, 2015, borrowing information by the Portfolio under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$86,482	1.41%	5,499,001	May 2015
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

34 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio considers 0% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. It also considers $5,560,066 as income derived from foreign sources and $307,370 as foreign taxes paid.

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CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015(a)	December 31, 2014(a)	December 31, 2013(a)	December 31, 2012(a)	December 31, 2011(a)
Net asset value, beginning	$78.33	$85.97	$72.87	$63.54	$74.78
Income from investment operations:
Net investment income	1.63	2.24	1.70	1.70	1.85
Net realized and unrealized gain (loss)	(2.88)	(7.75)	13.34	9.30	(11.37)
Total from investment operations	(1.25)	(5.51)	15.04	11.00	(9.52)
Distributions from:
Net investment income	(0.21)	(2.13)	(1.94)	(1.67)	(1.72)
Net realized gain	—	—	—	—	—
Total distributions	(0.21)	(2.13)	(1.94)	(1.67)	(1.72)
Total increase (decrease) in net asset value	(1.46)	(7.64)	13.10	9.33	(11.24)
Net asset value, ending	$76.87	$78.33	$85.97	$72.87	$63.54
Total return (b)	(1.61%)	(6.44%)	20.72%	17.34%	(12.71%)
Ratios to average net assets: (c)
Net investment income	2.01%	2.63%	2.15%	2.51%	2.53%
Total expenses	0.95%	0.98%	0.97%	0.96%	1.00%
Net expenses	0.95%	0.98%	0.97%	0.96%	0.95%
Portfolio turnover	10%	28%	12%	16%	24%
Net assets, ending (in thousands)	$154,811	$170,425	$159,182	$142,443	$122,329

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

36 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS F SHARES	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)	December 31, 2012 (a)	December 31, 2011 (a)
Net asset value, beginning	$78.93	$86.41	$73.19	$65.66	$76.90
Income from investment operations:
Net investment income	1.44	2.03	1.49	1.80	1.67
Net realized and unrealized gain (loss)	(2.90)	(7.74)	13.44	9.36	(11.60)
Total from investment operations	(1.46)	(5.71)	14.93	11.16	(9.93)
Distributions from:
Net investment income	(0.02)	(1.77)	(1.71)	(3.63)	(1.31)
Net realized gain	—	—	—	—	—
Total distributions	(0.02)	(1.77)	(1.71)	(3.63)	(1.31)
Total increase (decrease) in net asset value	(1.48)	(7.48)	13.22	7.53	(11.24)
Net asset value, ending	$77.45	$78.93	$86.41	$73.19	$65.66
Total return (b)	(1.84%)	(6.62%)	20.47%	17.05%	(12.90%)
Ratios to average net assets (c)
Net investment income	1.75%	2.37%	1.85%	2.66%	2.24%
Total expenses	1.24%	1.32%	1.26%	1.25%	1.25%
Net expenses	1.19%	1.19%	1.19%	1.18%	1.16%
Portfolio turnover	10%	28%	12%	16%	24%
Net assets, ending (in thousands)	$3,906	$3,926	$3,131	$2,150	$6,429

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

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generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2015, and below the median of its peer universe for the three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of Portfolio expenses and fair valuation determinations on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor is not currently reimbursing any Portfolio expenses. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2015, as compared to the Portfolio's peer universe, and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor was not a material factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

40 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

42 www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 43

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP Investment Grade Bond Index Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
3	Understanding Your Fund's Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statements of Changes in Net Assets
17	Notes to Financial Statements
24	Financial Highlights
26	Proxy Voting
26	Availability of Quarterly Portfolio Holdings
26	Basis for Board’s Approval of Investment Advisory Contracts
29	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

Tina J. Udell Ameritas Investment Partners, Inc.
Market Review
While the US economy and labor markets continued to show signs of strength, the markets were plagued by continued falling oil prices, heightened concerns over global growth (especially China), renewed threats of terrorism and plummeting commodity prices. Treasury yields increased along the curve with the most profound impact on the front-end in conjunction with the anticipation of the Federal Reserve increasing short-term rates. As expected, the Federal Reserve hiked rates with two weeks left to spare in the year, after multiple quarters of debate over the timing of the liftoff. Higher rates resulted in lackluster performance in Treasuries. The credit markets had disappointing results as well, as credit spreads were forced higher in the second half of the year on the back of heightened credit risk aversion. The securitized sector had the strongest performance within the Index due to stable mortgage rates and a lack of the spread widening experienced by credit assets.
Investment Strategy and Technique:
The Portfolio employs a passive management approach in an effort to mirror, as closely as possible, the performance of the Barclays U.S. Aggregate Bond Index. However, with more than 9,700 securities in the Index, full replication is not feasible.
Therefore, we utilize a stratified sampling strategy to create a Portfolio of securities with similar characteristics to the Index, including duration, sector allocation and quality. Stratified sampling requires the portfolio manager to select securities in each sector to represent sectors in the Index. Since the Barclays U.S. Aggregate Index is not an actual mutual fund, it is not possible to invest in it directly. Unlike the Index, the Portfolio incurs operating expenses.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2015, the Calvert VP Investment Grade Bond Index Portfolio Class I shares returned 0.04% compared with 0.55% for the Barclays U.S. Aggregate Bond Index. The underperformance was largely due to fees and operating expenses, which the Index does not incur.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Government	45.1%
Mortgage Securities	28.4%
Financial	7.9%
Industrial	3.3%
Energy	3.2%
Communications	2.9%
Consumer, Non-cyclical	2.6%
Consumer, Cyclical	1.6%
Basic Materials	1.5%
Technology	1.4%
Short-Term Investments	0.8%
Utilities	0.7%
Asset Backed Securities	0.6%
Total	100%

Positioning and Market Outlook
The outlook for 2016 is for continued economic growth in the U.S., led by the consumer, who is supported by low energy prices and solid wage gains. It is anticipated the Fed will continue along its highly publicized path, with possibly four more rate increases in 2016, dependent on inflation and strength in the labor markets. Again the impact of higher rates will be more pronounced on the short-end of the curve with the longer-end moving higher, but remaining relatively range-bound. Stress in energy and commodities will bleed into the new year, continuing to put pressure on credit and corporate fundamentals until commodity prices stabilize.
Ameritas Investment Partners, Inc.
December 2015

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 1

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods. The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	10 Year
Class I	0.04%	3.00%	4.35%
Class F	-0.01%	2.99%	4.34%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%

Calvert VP Investment Grade Bond Index Portfolio first offered Class F shares on October 30, 2015. Performance prior to that date reflects the performance of Class I shares. Actual Class F share performance would have been different.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.50%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

2 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15
Class I
Actual	0.53%	$1,000.00	$1,002.40	$2.67
Hypothetical (5% return per year before expenses)	0.53%	$1,000.00	$1,022.53	$2.70
Class F
Actual	0.78%	$1,000.00	$1,001.90	$3.94
Hypothetical (5% return per year before expenses)	0.78%	$1,000.00	$1,021.27	$3.97

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Investment Grade Bond Index Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

4 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 0.6%
Asset-Backed - Automobile - 0.3%
American Credit Acceptance Receivables Trust, 2.84%, 5/15/19 (a)	35,851	35,907
Avis Budget Rental Car Funding AESOP LLC, 2.50%, 2/20/21 (a)	150,000	149,677
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	40,492	40,547
World Omni Auto Receivables Trust, 0.87%, 7/15/19	300,000	298,884
		525,015

Asset-Backed - Credit Card - 0.3%
Citibank Credit Card Issuance Trust, 1.02%, 2/22/19	75,000	74,820
Synchrony Credit Card Master Note Trust, 1.36%, 8/17/20	200,000	199,011
World Financial Network Credit Card Master Trust, 3.14%, 1/17/23	250,000	257,426
		531,257

Asset-Backed - Other - 0.0%
MVW Owner Trust (a)	46,391	45,611

Total Asset-Backed Securities (Cost $1,105,786)		1,101,883

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
Banc of America Commercial Mortgage Trust, 5.619%, 4/10/49 (b)	550,000	556,585
Citigroup Commercial Mortgage Trust:
4.131%, 11/10/46	422,000	446,852
3.855%, 5/10/47	645,000	669,363
DBUBS Mortgage Trust:
3.386%, 7/10/44 (a)	365,308	366,556
3.742%, 11/10/46 (a)	214,862	215,248
Morgan Stanley Capital I Trust, 3.476%, 6/15/44 (a)	448,531	450,241
UBS-Barclays Commercial Mortgage Trust, 2.85%, 12/10/45	625,000	613,273

Total Commercial Mortgage-Backed Securities (Cost $3,267,363)		3,318,118

CORPORATE BONDS - 25.0%
Basic Materials - 1.5%
Alcoa, Inc., 5.72%, 2/23/19	149,000	154,416
Barrick North America Finance LLC, 5.75%, 5/1/43	100,000	72,327
Dow Chemical Co. (The), 4.375%, 11/15/42	100,000	87,089
Ecolab, Inc., 4.35%, 12/8/21	150,000	160,165
Freeport-McMoRan, Inc.:
3.10%, 3/15/20	100,000	64,000
5.45%, 3/15/43	50,000	26,000
Glencore Finance Canada Ltd., 3.60%, 1/15/17 (a)	125,000	120,750
LYB International Finance BV, 5.25%, 7/15/43	100,000	96,009
Mosaic Co. (The), 5.625%, 11/15/43	400,000	383,399
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200,000	186,172

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 5

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	400,000	388,813
Rio Tinto Finance USA plc, 3.50%, 3/22/22	150,000	141,385
Teck Resources Ltd., 4.75%, 1/15/22	500,000	242,500
Vale Overseas Ltd., 4.375%, 1/11/22	500,000	378,415
Valspar Corp. (The), 4.20%, 1/15/22	300,000	305,850
		2,807,290

Communications - 2.8%
21st Century Fox America, Inc., 5.40%, 10/1/43	100,000	104,089
Amazon.com, Inc., 2.50%, 11/29/22	200,000	193,493
America Movil SAB de CV, 2.375%, 9/8/16	100,000	100,367
AT&T, Inc.:
2.95%, 5/15/16	100,000	100,609
3.90%, 3/11/24	200,000	204,217
CCO Safari II LLC, 4.908%, 7/23/25 (a)	500,000	499,513
Comcast Corp., 3.125%, 7/15/22	100,000	101,627
Crown Castle Towers LLC, 4.883%, 8/15/20 (a)	300,000	320,706
DIRECTV Holdings LLC, 5.20%, 3/15/20	200,000	216,601
Discovery Communications LLC, 5.05%, 6/1/20	200,000	212,643
NBCUniversal Media LLC:
2.875%, 1/15/23	100,000	99,295
4.45%, 1/15/43	200,000	195,951
Pearson Funding Two plc, 4.00%, 5/17/16 (a)	250,000	251,766
Telefonica Emisiones SAU, 3.992%, 2/16/16	100,000	100,275
Time Warner, Inc.:
4.875%, 3/15/20	100,000	108,118
4.00%, 1/15/22	290,000	300,447
5.375%, 10/15/41	100,000	102,303
4.90%, 6/15/42	200,000	188,016
Verizon Communications, Inc.:
5.15%, 9/15/23	300,000	329,798
5.05%, 3/15/34	200,000	199,264
6.55%, 9/15/43	350,000	415,524
Viacom, Inc., 3.875%, 4/1/24	100,000	93,704
WPP Finance 2010, 3.75%, 9/19/24	1,000,000	994,813
		5,433,139

Consumer, Cyclical - 1.6%
BorgWarner, Inc., 5.75%, 11/1/16	500,000	515,752
Cintas Corp. No. 2, 3.25%, 6/1/22	350,000	351,836
CVS Pass-Through Trust, 6.036%, 12/10/28	95,838	105,248
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	200,000	201,601
4.25%, 2/3/17	100,000	102,171
5.875%, 8/2/21	200,000	223,027
Lowe's Co.'s, Inc., 3.875%, 9/15/23	100,000	105,839
Toyota Motor Credit Corp., 2.05%, 1/12/17	100,000	100,859
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	100,000	98,620
6.50%, 8/15/37	250,000	322,912

6 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
Yum! Brands, Inc., 3.75%, 11/1/21	1,000,000	919,961
		3,047,826

Consumer, Non-cyclical - 2.6%
AbbVie, Inc., 2.90%, 11/6/22	200,000	193,488
Amgen, Inc., 4.10%, 6/15/21	700,000	737,214
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	100,000	95,968
4.00%, 1/17/43	100,000	90,054
4.625%, 2/1/44	1,000,000	993,940
Cigna Corp., 4.00%, 2/15/22	400,000	413,436
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	75,333
Equifax, Inc., 3.30%, 12/15/22	450,000	448,504
Gilead Sciences, Inc., 3.70%, 4/1/24	100,000	102,432
Hershey Co. (The), 1.50%, 11/1/16	50,000	50,234
Kraft Foods Group, Inc., 3.50%, 6/6/22	100,000	101,095
Kroger Co. (The), 3.85%, 8/1/23	100,000	103,100
Laboratory Corporation of America Holdings, 4.00%, 11/1/23	100,000	101,007
Life Technologies Corp., 6.00%, 3/1/20	100,000	110,855
Molson Coors Brewing Co., 5.00%, 5/1/42	100,000	96,300
PepsiCo, Inc., 2.75%, 3/5/22	100,000	100,246
Pfizer, Inc., 4.40%, 5/15/44	1,000,000	1,015,550
Sanofi, 1.25%, 4/10/18	100,000	99,563
Zoetis, Inc., 4.70%, 2/1/43	100,000	87,299
		5,015,618

Energy - 3.2%
BP Capital Markets plc, 2.50%, 11/6/22	500,000	475,320
Chevron Corp., 3.191%, 6/24/23	100,000	100,532
CNOOC Curtis Funding No. 1 Pty. Ltd., 4.50%, 10/3/23 (a)	100,000	103,249
Colonial Pipeline Co., 6.58%, 8/28/32 (a)	100,000	114,888
Enbridge Energy Partners LP, 5.20%, 3/15/20	300,000	303,945
Energy Transfer Partners LP, 4.65%, 6/1/21	1,000,000	938,846
Ensco plc, 4.70%, 3/15/21	700,000	563,625
Enterprise Products Operating LLC, 7.034%, 1/15/68 (b)(c)	400,000	406,000
Petroleos Mexicanos, 6.375%, 1/23/45	1,000,000	846,381
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	253,907
Shell International Finance BV:
2.25%, 1/6/23	200,000	187,176
4.125%, 5/11/35	1,350,000	1,288,611
4.55%, 8/12/43	100,000	97,203
Texas Eastern Transmission LP, 2.80%, 10/15/22 (a)	400,000	355,536
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	100,000	66,918
		6,102,137

Financial - 7.9%
American International Group, Inc., 4.875%, 6/1/22	250,000	269,985
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (a)	800,000	880,493

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
Bank of America Corp.:
5.65%, 5/1/18	250,000	268,827
4.125%, 1/22/24	300,000	309,855
Bank of America NA, 5.30%, 3/15/17	650,000	676,179
Bank of New York Mellon Corp. (The), 1.30%, 1/25/18	850,000	842,378
Berkshire Hathaway Finance Corp.:
2.90%, 10/15/20	500,000	518,184
3.00%, 5/15/22	200,000	203,398
4.30%, 5/15/43	1,000,000	980,674
Boston Properties LP, 3.85%, 2/1/23	100,000	102,047
Capital One Bank, 3.375%, 2/15/23	200,000	195,715
Citigroup, Inc.:
1.75%, 5/1/18	450,000	446,194
6.125%, 5/15/18	200,000	218,392
2.50%, 9/26/18	500,000	504,342
5.50%, 9/13/25	80,000	86,840
DDR Corp., 4.75%, 4/15/18	300,000	313,820
Discover Financial Services, 3.85%, 11/21/22	200,000	198,175
ERP Operating LP, 4.625%, 12/15/21	100,000	108,528
Excalibur One 77B LLC, 1.492%, 1/1/25	34,581	33,296
General Electric Capital Corp., 4.625%, 1/7/21	100,000	109,838
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (a)	400,000	420,503
Genworth Holdings, Inc., 4.80%, 2/15/24	100,000	67,500
Goldman Sachs Group, Inc. (The):
5.35%, 1/15/16	200,000	200,209
2.375%, 1/22/18	200,000	201,728
2.625%, 1/31/19	200,000	201,430
5.375%, 3/15/20	150,000	164,781
4.00%, 3/3/24	500,000	513,190
Hartford Financial Services Group, Inc. (The), 5.125%, 4/15/22	100,000	109,821
JPMorgan Chase & Co.:
2.35%, 1/28/19	300,000	301,273
4.50%, 1/24/22	400,000	431,442
3.375%, 5/1/23	700,000	687,972
Kimco Realty Corp., 4.30%, 2/1/18	300,000	312,782
Liberty Property LP, 3.375%, 6/15/23	350,000	331,952
MetLife, Inc., 4.875%, 11/13/43	100,000	104,911
Morgan Stanley:
2.125%, 4/25/18	300,000	300,401
4.10%, 5/22/23	500,000	505,100
5.00%, 11/24/25	150,000	159,232
NYSE Holdings LLC, 2.00%, 10/5/17	450,000	450,698
Prudential Financial, Inc., 5.10%, 8/15/43	1,000,000	1,042,101
Regions Bank, 7.50%, 5/15/18	100,000	111,114
Toronto-Dominion Bank (The), 2.375%, 10/19/16	100,000	101,049
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	250,000	243,373
Welltower, Inc., 5.25%, 1/15/22	800,000	865,289
		15,095,011

8 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - Cont'd
Industrial - 3.3%
BNSF Funding Trust I, 6.613%, 12/15/55 (b)(c)	540,000	602,100
Cummins, Inc., 4.875%, 10/1/43	100,000	103,236
Deere & Co., 6.55%, 10/1/28	250,000	311,781
GATX Corp., 4.85%, 6/1/21	900,000	946,809
General Electric Co., 4.50%, 3/11/44	100,000	102,913
John Deere Capital Corp., 1.20%, 10/10/17	250,000	249,089
Kennametal, Inc., 2.65%, 11/1/19	950,000	924,458
L-3 Communications Corp.:
5.20%, 10/15/19	400,000	423,546
4.75%, 7/15/20	800,000	832,258
Northrop Grumman Corp., 3.25%, 8/1/23	150,000	149,951
Stanley Black & Decker, Inc., 2.90%, 11/1/22	650,000	636,750
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	500,000	507,721
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	320,663
United Technologies Corp., 4.50%, 6/1/42	100,000	100,704
		6,211,979

Technology - 1.4%
Apple, Inc., 3.85%, 5/4/43	1,100,000	1,013,444
CA, Inc., 5.375%, 12/1/19	200,000	215,821
International Business Machines Corp.:
2.90%, 11/1/21	100,000	101,389
3.625%, 2/12/24	100,000	102,942
NetApp, Inc., 3.25%, 12/15/22	100,000	94,438
Oracle Corp.:
5.75%, 4/15/18	250,000	272,783
2.375%, 1/15/19	900,000	913,897
		2,714,714

Utilities - 0.7%
Connecticut Light & Power Co. (The), 5.65%, 5/1/18	200,000	217,518
PacifiCorp, 4.10%, 2/1/42	100,000	96,438
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000,000	965,333
		1,279,289

Total Corporate Bonds (Cost $48,068,234)		47,707,003

MUNICIPAL OBLIGATIONS - 0.5%
New York - 0.5%
New York City GO Bonds, 3.60%, 8/1/28	1,000,000	994,390

Wisconsin - 0.0%
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	20,000	20,117

Total Municipal Obligations (Cost $1,008,383)		1,014,507

www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
SOVEREIGN GOVERNMENT BONDS - 0.5%
Mexico Government International Bond, 5.55%, 1/21/45	500,000	512,500
Province of Ontario Canada, 2.45%, 6/29/22	400,000	396,270
Province of Quebec Canada, 2.625%, 2/13/23	75,000	74,352

Total Sovereign Government Bonds (Cost $971,151)		983,122

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 7.9%
Fannie Mae, 6.25%, 5/15/29	1,300,000	1,762,505
Federal Home Loan Bank, 4.875%, 5/17/17	1,000,000	1,052,202
Freddie Mac:
5.00%, 2/16/17	1,000,000	1,045,517
5.125%, 11/17/17	1,000,000	1,073,858
4.875%, 6/13/18	3,500,000	3,800,804
3.75%, 3/27/19	3,200,000	3,426,115
6.75%, 3/15/31	1,300,000	1,863,627
6.25%, 7/15/32	700,000	973,171

Total U.S. Government Agencies and Instrumentalities (Cost $14,572,243)		14,997,799

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 26.6%
Fannie Mae:
5.00%, 12/1/16	28,336	29,340
5.00%, 11/1/17	8,270	8,563
5.50%, 8/1/18	33,281	34,411
6.50%, 4/1/23	40,958	42,218
2.50%, 12/1/27	626,626	628,987
4.50%, 5/1/31	522,102	568,470
6.50%, 8/1/32	71,969	82,250
5.50%, 7/1/33	62,643	70,459
5.50%, 7/1/33	164,484	186,750
6.00%, 8/1/33	19,617	22,137
5.50%, 11/1/33	82,266	92,658
5.50%, 3/1/34	148,322	167,103
6.00%, 6/1/34	91,895	104,500
5.00%, 7/1/34	145,228	160,578
5.00%, 10/1/34	112,587	124,049
5.50%, 3/1/35	164,910	185,427
5.50%, 6/1/35	72,175	80,360
5.50%, 9/1/35	79,039	88,777
5.50%, 2/1/36	34,722	38,913
5.50%, 4/1/36	164,164	176,021
6.50%, 9/1/36	85,399	97,598
5.50%, 11/1/36	54,150	60,464
6.00%, 8/1/37	622,947	704,775
6.00%, 5/1/38	71,276	80,433
5.50%, 6/1/38	82,789	92,767
6.00%, 7/1/38	360,626	410,183
2.505%, 9/1/38(b)	323,350	343,950
4.00%, 3/1/39	124,000	131,258

10 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - Cont'd
4.50%, 5/1/40	598,268	653,499
4.50%, 7/1/40	262,315	283,677
4.50%, 10/1/40	1,035,505	1,120,723
3.50%, 2/1/41	730,702	755,640
3.50%, 3/1/41	749,036	774,599
4.00%, 3/1/41	420,180	445,769
4.50%, 6/1/41	1,206,420	1,305,278
3.50%, 3/1/42	1,344,327	1,391,153
4.00%, 8/1/42	1,110,944	1,182,750
3.50%, 12/1/42	1,439,547	1,489,610
2.50%, 1/1/43	1,158,545	1,119,570
3.00%, 1/1/43	1,684,518	1,688,294
3.00%, 5/1/43	2,308,565	2,314,641
3.00%, 8/1/43	1,800,181	1,808,270
3.00%, 8/1/43	2,794,074	2,799,793
3.50%, 8/1/43	1,689,609	1,745,996
4.50%, 11/1/43	1,769,796	1,911,428
4.00%, 5/1/44	2,724,728	2,885,012
4.50%, 11/1/44	1,643,978	1,782,495
4.00%, 6/1/45	937,506	992,455
Freddie Mac:
4.50%, 9/1/18	37,298	38,512
5.00%, 11/1/20	53,053	56,225
4.00%, 3/1/25	493,121	520,573
3.50%, 11/1/25	491,193	514,839
3.50%, 7/1/26	372,600	390,496
2.50%, 3/1/28	212,019	215,569
5.00%, 2/1/33	42,652	46,531
5.00%, 4/1/35	66,709	73,527
5.00%, 12/1/35	149,275	164,160
6.00%, 8/1/36	48,092	54,685
5.00%, 10/1/36	274,367	301,182
6.50%, 10/1/37	47,787	50,836
5.00%, 1/1/38	488,471	532,888
5.00%, 7/1/39	181,041	198,096
4.00%, 11/1/39	565,301	598,827
4.50%, 1/1/40	253,726	273,667
5.00%, 1/1/40	959,109	1,062,904
4.50%, 4/1/40	656,370	708,124
6.00%, 4/1/40	120,901	136,548
4.50%, 5/1/40	186,525	203,546
4.50%, 5/1/40	446,758	481,698
4.50%, 6/1/41	334,707	360,986
3.50%, 10/1/41	880,449	908,291
3.00%, 7/1/42	459,887	460,197
3.50%, 7/1/42	1,080,377	1,113,505
3.00%, 1/1/43	1,453,286	1,454,268
4.50%, 9/1/44	1,186,141	1,280,330
Ginnie Mae:
4.50%, 7/20/33	290,035	314,283
5.50%, 7/20/34	125,293	139,796

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	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - Cont'd
6.00%, 11/20/37	161,763	183,229
6.00%, 10/15/38	759,064	858,114
5.00%, 12/15/38	276,416	304,259
5.00%, 5/15/39	367,089	409,481
5.00%, 10/15/39	561,766	626,828
4.00%, 12/20/40	1,181,908	1,282,243
4.00%, 11/20/41	124,034	132,676
4.00%, 8/20/42	868,536	927,594

Total U.S. Government Agency Mortgage-Backed Securities (Cost $49,652,969)		50,643,564

U.S. TREASURY OBLIGATIONS - 36.0%
United States Treasury Bonds:
8.125%, 5/15/21	1,000,000	1,318,359
8.00%, 11/15/21	1,000,000	1,335,273
6.25%, 8/15/23	1,000,000	1,290,703
5.375%, 2/15/31	1,750,000	2,373,096
3.875%, 8/15/40	1,000,000	1,169,141
4.375%, 5/15/41	2,000,000	2,523,984
3.125%, 11/15/41	1,000,000	1,033,125
3.00%, 5/15/42	1,000,000	1,006,172
3.75%, 11/15/43	1,045,000	1,203,628
3.125%, 8/15/44	1,600,000	1,635,187
2.50%, 2/15/45	1,000,000	897,227
United States Treasury Notes:
1.50%, 7/31/16	1,000,000	1,005,039
4.875%, 8/15/16	2,000,000	2,051,484
2.75%, 11/30/16	1,000,000	1,017,227
0.875%, 1/31/17	7,400,000	7,400,577
3.00%, 2/28/17	1,000,000	1,024,219
0.875%, 4/15/17	520,000	519,879
4.50%, 5/15/17	2,000,000	2,096,016
2.375%, 7/31/17	2,000,000	2,042,188
1.875%, 9/30/17	2,000,000	2,028,204
4.25%, 11/15/17	1,000,000	1,058,633
2.625%, 1/31/18	1,000,000	1,030,938
3.50%, 2/15/18	2,000,000	2,099,844
2.375%, 5/31/18	1,000,000	1,028,164
4.00%, 8/15/18	2,000,000	2,145,546
3.75%, 11/15/18	1,000,000	1,069,883
1.625%, 3/31/19	947,000	952,919
3.125%, 5/15/19	2,000,000	2,109,922
3.625%, 8/15/19	1,000,000	1,073,672
1.00%, 8/31/19	2,000,000	1,960,546
3.375%, 11/15/19	1,100,000	1,174,593
3.625%, 2/15/20	1,000,000	1,078,594
1.125%, 4/30/20	1,000,000	977,148
2.625%, 8/15/20	2,000,000	2,077,578
2.625%, 11/15/20	3,000,000	3,116,952
3.625%, 2/15/21	1,000,000	1,086,992

12 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - Cont'd
2.25%, 3/31/21	200,000	204,063
3.125%, 5/15/21	500,000	531,758
1.75%, 5/15/22	1,000,000	983,633
1.625%, 11/15/22	1,000,000	971,445
2.75%, 11/15/23	1,000,000	1,043,633
2.75%, 2/15/24	3,000,000	3,124,806
2.25%, 11/15/24	2,000,000	1,998,984
2.00%, 2/15/25	700,000	684,277

Total U.S. Treasury Obligations (Cost $66,903,063)		68,555,251

FLOATING RATE LOAN (f) - 0.0%
Financial - 0.0%
Alliance Mortgage Investments, Inc., 12.61%, 6/1/20 *(b)(d)(e)	96,336	2,177

Total Floating Rate Loan (Cost $96,336)		2,177

TIME DEPOSIT - 0.8%
State Street Bank Time Deposit, 0.278%, 1/4/16	1,539,665	1,539,665

Total Time Deposit (Cost $1,539,665)		1,539,665

TOTAL INVESTMENTS (Cost $187,185,193) - 99.6%		189,863,089
Other assets and liabilities, net - 0.4%		673,129
NET ASSETS - 100.0%		$190,536,218

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on December 31, 2015.
(c) The coupon rate changes periodically based upon a predetermined schedule. The interest rate disclosed is that which is in effect on December 31, 2015.
(d) This security was valued under the direction of the Board of Directors. See Note A.
(e) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate in effect at December 31, 2015. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and /or Borrower prior to disposition of a floating rate loan.

Abbreviations:
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
See notes to financial statements.

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CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $187,185,193) - see accompanying schedule	$189,863,089
Receivable for shares sold	48,229
Interest receivable	1,371,446
Directors' deferred compensation plan	124,445
Total assets	191,407,209

LIABILITIES
Payable for shares redeemed	612,299
Payable to Calvert Investment Management, Inc.	49,086
Payable to Calvert Investment Distributors, Inc.	21
Payable to Calvert Investment Administrative Services, Inc.	16,331
Payable to Calvert Investment Services, Inc.	1,815
Directors' deferred compensation plan	124,445
Accrued expenses and other liabilities	66,994
Total liabilities	870,991
NET ASSETS	$190,536,218

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 3,472,765 shares outstanding	$186,351,249
Class F: 1,811 shares outstanding	99,684
Undistributed net investment income	4,890,811
Accumulated net realized gain (loss)	(3,483,422)
Net unrealized appreciation (depreciation)	2,677,896
NET ASSETS	$190,536,218

NET ASSET VALUE PER SHARE
Class I (based on net assets of $190,436,999)	$54.84
Class F (based on net assets of $99,219)	$54.79
See notes to financial statements.

14 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Interest income	$5,456,115
Total investment income	5,456,115

Expenses:
Investment advisory fee	611,563
Administrative fees	203,854
Transfer agency fees and expenses	18,434
Distribution Plan expenses:
Class F (a)	41
Directors' fees and expenses	37,066
Accounting fees	42,609
Custodian fees	60,956
Professional fees	41,419
Reports to shareholders	33,685
Miscellaneous	7,997
Total expenses	1,057,624
NET INVESTMENT INCOME	4,398,491

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	257,424

Change in unrealized appreciation (depreciation)	(4,412,529)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(4,155,105)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$243,386

(a) From October 30, 2015 inception.
See notes to financial statements.

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CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$4,398,491	$4,493,498
Net realized gain (loss)	257,424	628,500
Change in unrealized appreciation (depreciation)	(4,412,529)	6,885,546

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	243,386	12,007,544

Distributions to shareholders from:
Net investment income:
Class I shares	(283,410)	(5,135,063)
Class F shares (a)	(191)	—
Total distributions	(283,601)	(5,135,063)

Capital share transactions:
Shares sold:
Class I shares	15,395,868	18,293,381
Class F shares (a)	100,001	—
Reinvestment of distributions:
Class I shares	283,410	5,135,063
Class F shares (a)	191	—
Shares issued from merger (See Note E):
Class I shares	—	43,577,155
Shares redeemed:
Class I shares	(37,132,964)	(61,581,147)
Class F shares (a)	(1)	—
Total capital share transactions	(21,353,495)	5,424,452

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,393,710)	12,296,933

NET ASSETS
Beginning of year	211,929,928	199,632,995
End of year (including undistributed net investment income of $4,890,811 and $283,567, respectively)	$190,536,218	$211,929,928

CAPITAL SHARE ACTIVITY
Shares sold:
Class I shares	279,122	332,134
Class F shares (a)	1,807	—
Reinvestment of distributions:
Class I shares	5,178	93,603
Class F shares (a)	4	—
Shares issued from merger (See Note E):
Class I shares	—	793,764
Shares redeemed:
Class I shares	(671,688)	(1,118,449)
Total capital share activity	(385,577)	101,052

(a) From October 30, 2015 inception.
See notes to financial statements.

16 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Investment Grade Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Portfolio offers Class F and Class I shares. Class F shares commenced operations on October 30, 2015. Class F shares are subject to Distribution Plan expenses, while Class I shares are not. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services

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utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, securities valued at $2,177, or 0.0% of net assets, were fair valued in good faith under the direction of the Board.

18 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$1,101,883	$—	$1,101,883
Commercial Mortgage-Backed Securities	—	3,318,118	—	3,318,118
Corporate Bonds	—	47,707,003	—	47,707,003
Floating Rate Loan	—	—	2,177	2,177
Municipal Obligations	—	1,014,507	—	1,014,507
Sovereign Government Bonds	—	983,122	—	983,122
U.S. Government Agencies and Instrumentalities	—	14,997,799	—	14,997,799
U.S. Government Agency Mortgage-Backed Securities	—	50,643,564	—	50,643,564
U.S. Treasury Obligations	—	68,555,251	—	68,555,251
Time Deposit	—	1,539,665	—	1,539,665
TOTAL	$—	$189,860,912	$2,177^	$189,863,089

* For a complete listing of investments, please refer to the Schedule of Investments.
^ Level 3 securities represent 0.0% of net assets.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 15.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.30% of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016 for Class I and through April 30, 2017 for Class F. The contractual expense caps are 0.85% for Class F and 0.60% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee for all share classes commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% for Class F and I (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $15,289 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $3,883,096 and $6,968,479, respectively. U.S. government security purchases and sales were $8,604,153 and $21,610,052 respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Portfolio's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
EXPIRATION DATE
2016	($1,654,294)
2017	(175,128)
NO EXPIRATION DATE
Short-term	($512,188)
Long-term	(589,876)

20 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$283,601	$5,135,063
Total	$283,601	$5,135,063
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,022,189
Unrealized (depreciation)	(1,896,229)
Net unrealized appreciation (depreciation)	$2,125,960
Undistributed ordinary income	$4,890,811
Capital loss carryforward	($2,931,486)
Federal income tax cost of investments	$187,737,129
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities and expired capital loss carryforwards.

Undistributed net investment income	$492,354
Accumulated net realized gain (loss)	455,245
Paid-in capital	(947,599)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — REORGANIZATIONS
On June 4, 2014, the Board of Directors of Calvert Variable Products, Inc. approved the reorganization of the Calvert VP Inflation Protected Plus Portfolio (“VP Inflation”) into the Calvert VP Investment Grade Bond Index Portfolio (“VP Bond Index”). Shareholders approved the reorganization at a meeting on October 31, 2014 and the reorganization took place on November 14, 2014.
The acquisition was accomplished by a taxable exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP INFLATION	211,356	VP BOND INDEX	201,744	$11,267,111
For financial reporting purposes, assets received and shares issued by VP Bond Index were recorded at fair value.

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The net assets immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Acquiring Portfolio	Net Assets
VP INFLATION	$11,267,111	VP BOND INDEX	$203,877,715
Assuming the acquisition had been completed on January 1, 2014, VP Bond Index’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income	$5,376,920 (a)
Net realized and change in unrealized gain (loss) on investments	$11,081,684 (b)

Net increase (decrease) in assets from operations	$16,458,604
Because VP Bond Index and VP Inflation sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Inflation that have been included in VP Bond Index’s Statement of Operations since November 14, 2014.
(a) $4,493,498 as reported, plus $883,422 from VP Income pre-merger.
(b) $7,514,046 as reported plus $3,567,638 from VP Inflation pre-merger.
On December 11, 2013, the Board of Directors of Calvert Variable Products, Inc. approved the reorganization of the Calvert VP Income Portfolio (“VP Income”) into the Calvert VP Investment Grade Bond Index Portfolio (“VP Bond Index”). Shareholders approved the reorganization at a meeting on April 11, 2014 and the reorganization took place on April 30, 2014.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
VP INCOME	1,995,827	VP BOND INDEX	592,020	$32,310,044
For financial reporting purposes, assets received and shares issued by VP Bond Index were recorded at fair value; however, the cost basis of the investments received from VP Income were carried forward to align ongoing reporting of VP Bond Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
VP INCOME	$32,310,044	$552,102	VP BOND INDEX	$200,923,845
Assuming the acquisition had been completed on January 1, 2014, VP Bond Index’s results of operations for the year ended December 31, 2014 would have been as follows:

Net investment income	$4,792,097 (a)
Net realized and change in unrealized gain (loss) on investments	$8,348,371 (b)

Net increase (decrease) in assets from operations	$13,140,468
Because VP Bond Index and VP Income sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of VP Income that have been included in VP Bond Index’s Statement of Operations since April 30, 2014.

22 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

(a) $4,493,498 as reported, plus $298,599 from VP Income pre-merger.
(b) $7,514,046 as reported, plus $834,325 from VP Income pre-merger.
NOTE F — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	December 31, 2015 (a)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011 (a)
Net asset value, beginning	$54.90	$53.11	$56.06	$55.50	$52.80
Income from investment operations:
Net investment income	1.19	1.19	1.03	1.08	1.42
Net realized and unrealized gain (loss)	(1.17)	1.96	(2.59)	1.04	3.01
Total from investment operations	0.02	3.15	(1.56)	2.12	4.43
Distributions from:
Net investment income	(0.08)	(1.36)	(1.31)	(1.28)	(1.35)
Net realized gain	—	—	(0.08)	(0.28)	(0.38)
Total distributions	(0.08)	(1.36)	(1.39)	(1.56)	(1.73)
Total increase (decrease) in net asset value	(0.06)	1.79	(2.95)	0.56	2.70
Net asset value, ending	$54.84	$54.90	$53.11	$56.06	$55.50
Total return(b)	0.04%	5.93%	(2.80%)	3.83%	8.39%
Ratios to average net assets: (c)
Net investment income	2.16%	2.17%	1.84%	2.07%	2.58%
Total expenses	0.52%	0.50%	0.50%	0.49%	0.50%
Net expenses	0.52%	0.50%	0.50%	0.49%	0.50%
Portfolio turnover	6%	24%	41%	43%	40%
Net assets, ending (in thousands)	$190,437	$211,930	$199,633	$203,442	$168,830

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

See notes to financial statements.

24 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS F SHARES	December 31, 2015(a)(b)
Net asset value, beginning	$55.33
Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain (loss)	(0.62)
Total from investment operations	(0.43)
Distributions from:
Net investment income	(0.11)
Total distributions	(0.11)
Total increase (decrease) in net asset value	(0.54)
Net asset value, ending	$54.79
Total return(c)	(0.78%)
Ratios to average net assets (d)
Net investment income	2.01%(e)
Total expenses	0.78%(e)
Net expenses	0.78%(e)
Portfolio turnover	6%
Net assets, ending (in thousands)	$99

(a)Per share figures are calculated using the Average Shares Method.
(b)From October 30, 2015 inception.
(c)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e)Annualized.
See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

26 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT

generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2015, and below the median of its peer universe for the three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2015, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2015. The Board also took into account management’s discussion of the Portfolio’s performance, including the composition of the peer universe against which the Portfolio was being measured, and the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer group and that total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor is not currently reimbursing any Portfolio expenses. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

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In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2015, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

28 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

30 www.calvert.com CALVERT VP INVESTMENT GRADE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP Natural Resources Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
3	Understanding Your Fund's Expenses
4	Report of Independent Registered Public Accounting Firm
5	Schedule of Investments
6	Statement of Assets and Liabilities
7	Statement of Operations
8	Statements of Changes in Net Assets
9	Notes to Financial Statements
13	Financial Highlights
14	Proxy Voting
14	Availability of Quarterly Portfolio Holdings
14	Basis for Board’s Approval of Investment Advisory Contracts
17	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

John N. Thompson Ameritas Investment Partners, Inc.
Market Review
The investment climate for commodities and commodity related companies was nothing short of dismal during 2015. The sector experienced sharp price drops and underperformed the overall equity market, with the best major sub-categories posting double digit declines.
Crude oil prices, as measured by West Texas Intermediate crude, started the year near $54 per barrel, and fell to $37 at year end as the positive effects of modest declines in supply were offset by softer economic reports out of China which put global economic strength and the Commodity’s level of demand into question. In concert with oil, other commodities generally fell hard, grains fared relatively better than most other commodities, trading down 10% to 15% on the year, pushed down by generally favorable growing conditions. Base-metals dropped harder, Copper and Zinc declined 24% and 26% respectively, with their declines attributed to concerns of a global slow-down, as well as some forecasted supply increases.
Investment Strategy and Technique:
The Calvert VP Natural Resources Portfolio (the Portfolio) invests in exchange-traded funds (ETFs) and exchange-traded notes (ETNs) that track various commodity, natural resource, and raw materials indices. The Portfolio is constructed to maintain diversified broad exposures to a wide variety of commodities and natural resources, offering exposures similar to the benchmark. Fund selection is based on the underlying company or commodity holdings, the fund management processes, and fund expenses. As of December 31,2015, the Portfolio’s largest exposure was to Energy at 65.3%, followed by Precious Metals at 9.2%, and Grains at about 9.0%.
Fund Performance Relative to the Benchmark
For the year ended December 31, 2015, the Calvert VP Natural Resources Portfolio returned -24.86% compared to 1.38% for the benchmark Standard & Poor’s (S&P) 500 Index. Concentrated holdings by design, in the commodity and natural resource sectors caused the Portfolio to underperform the benchmark, since the S&P 500 Index has a more diversified allocation of holdings across sectors.

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Energy Stocks	58.7%
Grain Commodities	9.1%
Energy Commodities	7.2%
Industrial Metals Commodities	5.9%
Precious Metals Commodities	5.5%
Metals Stocks	5.0%
Soft Commodities	3.2%
Industry Stocks	2.1%
Livestock Commodities	1.7%
Steel and Other Stocks	1.6%
Total	100%

The blended return from the Natural Resources Composite Benchmark, a mix of market indices that more closely reflects the Portfolio’s asset allocation strategy, returned -24.09% for the period.
There was a slight lag in performance attributed to the Fund’s fees, as well as the expenses of underlying investments. Pockets of strength could be found in a slight overweight to grains and an underweight to energy commodities, offset by a slight overweight to steel companies.
Positioning and Market Outlook
Entering 2016 the outlook for commodities and natural resources is far from certain. The price declines and volatility of 2014 and 2015 have shaken market confidence and de-stabilized the market contributors. At current levels, our view is commodity and natural resource prices declines are reflected is the related stock prices, and we see an environment where price stabilization could yield above-average stock price recoveries within the Energy and Materials sectors. As such we hold a modest overweight exposure to funds holding stocks, and underweight more direct commodity exposures.
Ameritas Investment Partners, Inc.
December 2015

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class I shares, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT VP NATURAL RESOURCES PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Year	Since Inception (12/28/2006)
Class I	-24.86%	-9.65%	-4.26%
S&P 500 Index	1.38%	12.57%	6.34%
Natural Resources Composite Benchmark	-24.09%	-9.19%	-3.06%

The Natural Resources Composite Benchmark is an internally constructed index comprised of blend of 35% Bloomberg Commodity Index and 65% S&P North American Natural Resources Sector Index.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.25% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15

Actual	0.79%	$1,000.00	$782.50	$3.55
Hypothetical (5% return per year before expenses)	0.79%	$1,000.00	$1,021.22	$4.02

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED) 3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Natural Resources Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

4 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

CALVERT VP NATURAL RESOURCES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 97.9%
Energy Select Sector SPDR Fund	99,000	5,994,450
iPath Bloomberg Commodity Index Total Return ETN *	427,400	9,176,278
iPath Bloomberg Grains Subindex Total Return ETN *	45,100	1,368,785
iShares North American Natural Resources ETF	367,000	10,327,380
iShares U.S. Oil & Gas Exploration & Production ETF	56,100	2,968,251
Market Vectors Gold Miners ETF	74,400	1,020,768
Market Vectors Oil Service ETF	112,100	2,965,045
PowerShares DB Base Metals Fund *	80,600	957,528
PowerShares DB Precious Metals Fund *	13,200	426,228
SPDR S&P Metals & Mining ETF	79,900	1,194,505
Vanguard Energy ETF	71,900	5,976,328
Wisdomtree Continuous Commodity Fund	147,000	2,722,440

Total Exchange-Traded Products (Cost $67,458,598)		45,097,986

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 3.2%
State Street Bank Time Deposit, 0.278%, 1/4/16	1,493,398	1,493,398

Total Time Deposit (Cost $1,493,398)		1,493,398

TOTAL INVESTMENTS (Cost $68,951,996) - 101.1%		46,591,384
Other assets and liabilities, net - (1.1)%		(499,785)
NET ASSETS - 100.0%		$46,091,599

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.

Abbreviations:
ETF:	Exchange-Traded Fund
ETN:	Exchange-Traded Note
SPDR:	Standard & Poor's Depository Receipt
See notes to financial statements.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT 5

CALVERT VP NATURAL RESOURCES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $68,951,996) - see accompanying schedule	$46,591,384
Receivable for shares sold	211,834
Interest receivable	12
Directors' deferred compensation plan	29,877
Total assets	46,833,107

LIABILITIES
Payable for securities purchased	644,506
Payable for shares redeemed	15
Payable to Calvert Investment Management, Inc.	27,749
Payable to Calvert Investment Administrative Services, Inc.	3,945
Payable to Calvert Investment Services, Inc.	136
Directors' deferred compensation plan	29,877
Accrued expenses and other liabilities	35,280
Total liabilities	741,508
NET ASSETS	$46,091,599

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,435,034 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized	$70,876,725
Undistributed net investment income	431,568
Accumulated net realized gain (loss)	(2,856,082)
Net unrealized appreciation (depreciation)	(22,360,612)
NET ASSETS	$46,091,599

NET ASSET VALUE PER SHARE	$32.12
See notes to financial statements.

6 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

CALVERT VP NATURAL RESOURCES PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$866,083
Interest income	719
Total investment income	866,802

Expenses:
Investment advisory fee	302,997
Administrative fees	55,090
Transfer agency fees and expenses	6,189
Directors' fees and expenses	9,573
Accounting fees	15,700
Custodian fees	11,090
Professional fees	26,493
Reports to shareholders	14,198
Miscellaneous	5,372
Total expenses	446,702
Reimbursement from Advisor	(11,489)
Net expenses	435,213
NET INVESTMENT INCOME	431,589

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(3,498,278)

Change in unrealized appreciation (depreciation)	(11,354,648)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(14,852,926)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($14,421,337)
See notes to financial statements.

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CALVERT VP NATURAL RESOURCES PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$431,589	$246,244
Net realized gain (loss)	(3,498,278)	1,847,242
Change in unrealized appreciation (depreciation)	(11,354,648)	(12,346,464)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,421,337)	(10,252,978)

Distributions to shareholders from:
Net investment income	(161,807)	(62,226)
Net realized gain	(89,484)	—
Total distributions	(251,291)	(62,226)

Capital share transactions:
Shares sold	10,255,623	10,742,802
Reinvestment of distributions	251,291	62,226
Shares redeemed	(10,225,120)	(9,956,940)
Total capital share transactions	281,794	848,088

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,390,834)	(9,467,116)

NET ASSETS
Beginning of year	60,482,433	69,949,549
End of year (including undistributed net investment income of $431,568 and $176,886, respectively)	$46,091,599	$60,482,433

CAPITAL SHARE ACTIVITY
Shares sold	271,451	226,478
Reinvestment of distributions	7,756	1,434
Shares redeemed	(251,308)	(192,542)
Total capital share activity	27,899	35,370
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the “Underlying Funds”) representing different natural resources exposure. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Products	$45,097,986	$—	$—	$45,097,986
Time Deposit	—	1,493,398	—	1,493,398
TOTAL	$45,097,986	$1,493,398	$—	$46,591,384

* For a complete listing of investments, please refer to the Schedule of Investments.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.55%, of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is 0.79%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Services, Inc. ("CIS"), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $4,132 for the year ended December 31, 2015.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,557,355 and $12,144,401, respectively.

Capital Loss Carryforward
NO EXPIRATION DATE
Short-term	($1,785,381)
Long-term	($1,130,535)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

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The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$161,820	$62,226
Long-term capital gains	89,471	—
Total	$251,291	$62,226
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	(22,300,778)
Net unrealized appreciation (depreciation)	($22,300,778)
Undistributed ordinary income	$431,568
Capital loss carryforward	($2,915,916)
Federal income tax cost of investments	$68,892,162
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and partnerships.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to investments in partnerships and distributions re-designations.

Undistributed net investment income	($15,100)
Accumulated net realized gain (loss)	15,100
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction. The Portfolio also considers $89,471 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

12 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT

CALVERT VP NATURAL RESOURCES PORTFOLIO
FINANCIAL HIGHLIGHTS

	YEARS ENDED
	December 31, 2015(a)	December 31, 2014	December 31, 2013(a)	December 31, 2012	December 31, 2011
Net asset value, beginning	$42.98	$50.99	$50.98	$49.84	$55.64
Income from investment operations:
Net investment income	0.31	0.17	0.17	0.08	0.10
Net realized and unrealized gain (loss)	(11.00)	(8.14)	0.19	2.35	(5.74)
Total from investment operations	(10.69)	(7.97)	0.36	2.43	(5.64)
Distributions from:
Net investment income	(0.11)	(0.04)	—	(0.01)	(0.16)
Net realized gain	(0.06)	—	(0.35)	(1.28)	—
Total distributions	(0.17)	(0.04)	(0.35)	(1.29)	(0.16)
Total increase (decrease) in net asset value	(10.86)	(8.01)	0.01	1.14	(5.80)
Net asset value, ending	$32.12	$42.98	$50.99	$50.98	$49.84
Total return (b)	(24.86%)	(15.62%)	0.72%	4.90%	(10.13%)
Ratios to average net assets: (c)(d)
Net investment income	0.78%	0.37%	0.33%	0.19%	0.29%
Total expenses	0.81%	0.79%	0.79%	0.79%	0.84%
Net expenses	0.79%	0.79%	0.79%	0.78%	0.76%
Portfolio turnover	22%	112%	31%	37%	28%
Net assets, ending (in thousands)	$46,092	$60,482	$69,950	$54,665	$48,746

(a)Per share figures are calculated using the Average Shares Method.
(b)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(c)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d)Amounts do not include the activity of the Underlying Funds.
See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

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generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2015, and below the median of its peer universe for the three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2015, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance, a recent strategy change and management’s continued close monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action is being taken with respect to the Portfolio’s performance.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio's advisory fee was above the median of its peer universe and that total expenses were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. The Board noted that the Advisor is not currently reimbursing the Portfolio’s expenses. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Portfolio's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-, three- and five-year periods ended June 30, 2015, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.
In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Portfolio’s performance; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

18 www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP NATURAL RESOURCES PORTFOLIO ANNUAL REPORT (UNAUDITED) 19

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP Volatility Managed Moderate Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
4	Understanding Your Fund's Expenses
5	Report of Independent Registered Public Accounting Firm
6	Schedule of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
15	Financial Highlights
16	Proxy Voting
16	Availability of Quarterly Portfolio Holdings
16	Basis for Board’s Approval of Investment Advisory Contracts
19	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

John P. Nichols, CFA Vice President - Equities
Market Review
Both stock and bond markets posted meager returns for 2015 with continued weak energy prices, concerns about slowing economic growth, and the specter of high interest rates weighing on investors. Growth stocks were the only bright spot in the market, outperforming value stocks around the globe and across the spectrum of market capitalization. U.S. and foreign equities produced similar returns, with a strong dollar trimming back local market returns for foreign equities. Emerging market equities were the big losers for 2015 suffering double digit losses during a steep market sell-off and spike in volatility in August.
Investment Strategy and Technique:
The Calvert VP Volatility Managed Moderate Portfolio (the Portfolio) seeks to stabilize portfolio volatility1 around a target level of 8% while pursuing current income and modest growth potential consistent with the preservation of capital. To achieve this objective, the Portfolio invests in a portfolio of exchange traded funds (ETFs) diversified across multiple asset classes and utilizes a derivatives-based risk management strategy. The asset allocated portfolios of ETFs is designed to achieve market returns at a level of risk that is consistent with the Portfolio’s volatility target in a long-term context, while the risk management strategy employs futures contracts to respond to short-term changes in market volatility. The risk management strategy combines two components - volatility management and a capital protection strategy - that work together in an effort to reduce the negative effects of high portfolio volatility during market downturns while seeking to participate in up markets. The Portfolio’s realized volatility for the year was in line with its 8% target.
Fund Performance Relative to the Benchmark
For the one-year period ended December 31, 2015, the Portfolio returned -1.22%, outperforming its benchmark, the S&P 500 Daily Risk Control 7.5% Total Return Index, which returned -2.64%.
Calvert has developed a secondary composite benchmark based on a mix of market indices that more closely reflect the Portfolio’s asset allocation strategy as compared to the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy.
The Portfolio underperformed the blended composite benchmark’s return of 0.84%.
This year, the Portfolio outperformed the S&P 500 Daily Risk Control 7.5% Index by 1.42%. The Portfolio’s advantage was realized during the equity market’s sharp sell-off in August. The Portfolio and the benchmark had high equity exposures coming into the market downturn because the volatility models of each recommended increased equity exposures during a period of very low equity market volatility. The Portfolio benefited from having a lower level of equity market exposure than the benchmark at this time due to the capital protection strategy and risk control policies. Consequently, when equity markets sold off, the Portfolio protected capital to a greater degree than did the benchmark. Over the balance of the year, the Portfolio generally benefited from a higher level of equity exposure than the benchmark as markets recovered all of the losses from the August sell off and closed out the year with a modest gain in the S&P 500 Index.

____________________________________
1 Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

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•	Our volatility management and capital protection strategy protected the Portfolio against losses in the market’s sharp sell-off in August.

•
The Portfolio participated in rising markets earlier in the year and in the closing quarter, but often underperformed its primary benchmark during these periods due to risk control measures that limit the Portfolio’s equity exposure.

•
The Portfolio underperformed its secondary composite benchmark by 2.06%, primarily due to having its equity exposure at the highest allowed level heading into the equity market’s sharp sell-off in August.

Positioning and Market Outlook
As 2015 closed out, equity markets remained volatile. Our allocation across equity and fixed income ETFs has remained relatively stable across 2015 and into the new year. We use futures to adjust the Portfolio’s risk profile, relying on our volatility management and capital protection strategy to determine the appropriate level of market risk for the Portfolio. Markets experienced an uptick in volatility and suffered losses in the closing days of 2015 and our strategy responded by decreasing the level of equity exposure (including futures contracts) in the Portfolio to 48.4%, which is in line with our long-term target for the Portfolio’s equity allocation.
Calvert Investment Management, Inc.
December 2015

John P. Nichols

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Equity Funds	48.7%
Debt Funds	46.9%
Short-Term Investments	4.4%
Total	100%

2 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results assume the reinvestment of dividends and are compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (4/30/2013)
Class F	-1.22%	2.93%
S&P 500 Daily Risk Control 7.5% Total Return Index	-2.64%	4.93%
Volatility Managed Moderate Composite	0.84%	5.30%

The Volatility Managed Moderate Composite Benchmark is an internally constructed index comprised of a blend of 36% Russell 3000 Index, 2% MSCI U.S. REIT, 10% MSCI EAFE Index, 48% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.03% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15

Actual	0.83%	$1,000.00	$979.80	$4.14
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,021.02	$4.23

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

4 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 95.7%
Consumer Staples Select Sector SPDR Fund	9,300	469,557
Financial Select Sector SPDR Fund	22,400	532,672
iShares Core S&P Mid-Cap ETF	27,300	3,805,074
iShares Core U.S. Aggregate Bond ETF	205,000	22,142,050
iShares North American Natural Resources ETF	16,000	450,240
iShares Russell 2000 ETF	25,400	2,857,754
iShares S&P 500 Growth ETF	49,400	5,720,520
iShares S&P 500 Value ETF	64,600	5,719,038
iShares S&P Mid-Cap 400 Growth ETF	6,000	965,760
iShares S&P Mid-Cap 400 Value ETF	8,100	949,320
SPDR Barclays High Yield Bond ETF	26,200	888,442
Technology Select Sector SPDR Fund	11,500	492,545
Vanguard FTSE Developed Markets ETF	235,200	8,636,544
Vanguard FTSE Emerging Markets ETF	28,500	932,235
Vanguard REIT ETF	24,300	1,937,439
Vanguard S&P 500 ETF	72,000	13,458,960
Vanguard Total Bond Market ETF	275,000	22,209,000

Total Exchange-Traded Products (Cost $93,596,063)		92,167,150

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 4.4%
State Street Bank Time Deposit, 0.278%, 1/4/16	4,218,826	4,218,826

Total Time Deposit (Cost $4,218,826)		4,218,826

TOTAL INVESTMENTS (Cost $97,814,889) - 100.1%		96,385,976
Other assets and liabilities, net - (0.1)%		(141,053)
NET ASSETS - 100.0%		$96,244,923

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
E-Mini S&P 500 Index	(2)	3/16	($203,540)	$758
MSCI EAFE Mini Index	(3)	3/16	(254,730)	(1,397)
Russell 2000 Mini Index	(1)	3/16	(113,150)	(151)
Total Short				($790)

NOTES TO SCHEDULE OF INVESTMENTS
Abbreviations: ETF: Exchange Traded Fund FTSE: Financial Times Stock Exchange REIT: Real Estate Investment Trust SPDR: Standard and Poor's Depository Receipt
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $97,814,889) - see accompanying schedule	$96,385,976
Cash collateral at broker	30,393
Receivable for shares sold	346
Directors' deferred compensation plan	62,745
Dividends and interest receivable	4,989
Total assets	96,484,449

LIABILITIES
Payable for shares redeemed	91,017
Payable for futures contracts variation margin	785
Payable to Calvert Investment Management, Inc.	23,227
Payable to Calvert Investment Distributors, Inc.	20,647
Payable to Calvert Investment Administrative Services, Inc.	8,259
Payable to Calvert Investment Services, Inc.	3,157
Directors' deferred compensation plan	62,745
Accrued expenses and other liabilities	29,689
Total liabilities	239,526
NET ASSETS	$96,244,923

NET ASSETS CONSIST OF:
Paid-in capital applicable to 6,210,683 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$97,859,503
Undistributed net investment income	29,415
Accumulated net realized gain (loss)	(214,292)
Net unrealized appreciation (depreciation)	(1,429,703)
NET ASSETS	$96,244,923

NET ASSET VALUE PER SHARE	$15.50
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$2,191,064
Interest income	4,038
Total investment income	2,195,102

Expenses:
Investment advisory fee	409,132
Administrative fees	97,412
Transfer agency fees and expenses	9,122
Distribution Plan expenses	243,531
Directors' fees and expenses	18,257
Accounting fees	14,975
Custodian fees	19,150
Professional fees	27,403
Reports to shareholders	8,396
Miscellaneous	5,057
Total expenses	852,435
Reimbursement from Advisor	(43,912)
Net expenses	808,523
NET INVESTMENT INCOME	1,386,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	711,414
Futures	(462,126)
249,288

Change in unrealized appreciation (depreciation) on:
Investments	(2,649,109)
Futures	(179,354)
(2,828,463)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,579,175)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,192,596)

See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$1,386,579	$1,039,123
Net realized gain (loss)	249,288	676,692
Change in unrealized appreciation (depreciation)	(2,828,463)	1,223,709

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,192,596)	2,939,524

Distributions to shareholders from:
Net investment income	(1,317,345)	(986,377)
Net realized gain	(610,789)	(609,792)
Total distributions	(1,928,134)	(1,596,169)

Capital share transactions:
Shares sold	10,306,066	92,545,266
Reinvestment of distributions	1,928,134	1,561,442
Shares redeemed	(12,633,880)	(4,848,684)
Total capital share transactions	(399,680)	89,258,024

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,520,410)	90,601,379

NET ASSETS
Beginning of year	99,765,333	9,163,954
End of year (including undistributed net investment income of $29,415 and $1,654, respectively)	$96,244,923	$99,765,333

CAPITAL SHARE ACTIVITY
Shares sold	642,919	5,832,817
Reinvestment of distributions	123,519	97,044
Shares redeemed	(786,387)	(303,338)
Total capital share activity	(19,949)	5,626,523

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Moderate Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement     price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Products	$92,167,150	$—	$—	$92,167,150
Time Deposit	—	4,218,826	—	4,218,826
TOTAL	$92,167,150	$4,218,826	$—	$96,385,976
Futures Contracts**	($790)	$—	$—	($790)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the

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underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$758*	Unrealized depreciation on futures contracts	$1,548*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($462,126)	($179,354)
During the year, the Portfolio invested in E-Mini S&P 500 Index, E-Mini S&P MidCap 400 Index, MSCI EAFE Mini Index, and Russell 2000 Mini Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	50
Futures contracts short	(8)

*Averages are based on activity levels during the year ended December 31, 2015.
Security Transactions and Investment Income: Security transactions, normally purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of 0.42% of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is 0.83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $7,306 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $19,624,183 and $21,165,939, respectively.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$1,721,248	$1,288,365
Long-term capital gains	206,886	307,804
Total	$1,928,134	$1,596,169

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As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,018,527
Unrealized (depreciation)	(2,538,307)
Net unrealized appreciation (depreciation)	($1,519,780)
Undistributed ordinary income	$29,415
Undistributed capital gains	$308
Late year ordinary and post October capital loss deferrals	($124,523)
Federal income tax cost of investments	$97,905,756
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 futures contracts and loss deferral.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to distribution recharacterizations.

Undistributed net investment income	($41,473)
Accumulated net realized gain (loss)	41,473
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction. The Portfolio also considers $206,844 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

14 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$16.01	$15.17	$15.00
Income from investment operations:
Net investment income	0.23	0.29	0.21
Net realized and unrealized gain (loss)	(0.42)	0.81	0.08
Total from investment operations	(0.19)	1.10	0.29
Distributions from:
Net investment income	(0.22)	(0.16)	(0.12)
Net realized gain	(0.10)	(0.10)	—
Total distributions	(0.32)	(0.26)	(0.12)
Total increase (decrease) in net asset value	(0.51)	0.84	0.17
Net asset value, ending	$15.50	$16.01	$15.17
Total return(c)	(1.22%)	7.25%	1.97%
Ratios to average net assets: (d)(e)
Net investment income	1.42%	1.80%	2.10%(f)
Total expenses	0.88%	0.93%	1.60%(f)
Net expenses	0.83%	0.83%	0.83%(f)
Portfolio turnover	21%	36%	3%
Net assets, ending (in thousands)	$96,245	$99,765	$9,164

(a)Per share figures are calculated using the Average Shares Method.
(b)From April 30, 2013 inception.
(c)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e)Amounts do not include the income or expenses of the Underlying Funds.
(f)Annualized.
See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and each Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each of the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

16 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2015. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2015. The Board also took into account management’s discussion of the Portfolio’s performance and management’s statement that the Portfolio had performed in-line with expectations. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory in view of the Portfolio’s investment strategy.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer universe Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account waivers and/or reimbursements) was at the median of its peer universe for the period ended June 30, 2015, and that total expenses (net of waivers and/or reimbursements) were below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid each Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor is currently reimbursing the expenses of the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to each Subadvisor, including Ameritas Investment Partners, Inc. (“AIP”), an affiliate of the Advisor, and is currently reimbursing the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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In evaluating the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between each Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the Portfolio's performance record and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; each Subadvisor's risk management processes; each Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by each Subadvisor under the Investment Subadvisory Agreements.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2015, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.
In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and AIP were affiliated, and the subadvisory fee under each Investment Subadvisory Agreements was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement with Milliman Financial Risk Management LLC (“Milliman”) and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees Milliman charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from each Subadvisor and the other factors considered. Because the Advisor would pay each Subadvisor’s subadvisory fee, the cost of services to be provided by each Subadvisor and the level of profitability to each Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreements, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor is likely to execute its investment strategies consistently over time; (e) the Portfolio’s performance was satisfactory in view of the Portfolio’s investment strategy; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisors and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements would be in the best interests of the Portfolio and its shareholder.

18 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

20 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP Volatility Managed Moderate Growth Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
4	Understanding Your Fund's Expenses
5	Report of Independent Registered Public Accounting Firm
6	Schedule of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
15	Financial Highlights
16	Proxy Voting
16	Availability of Quarterly Portfolio Holdings
16	Basis for Board’s Approval of Investment Advisory Contracts
19	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

John P. Nichols, CFA Vice President - Equities
Market Review
Both stock and bond markets posted meager returns for 2015 with continued weak energy prices, concerns about slowing economic growth, and the specter of high interest rates weighing on investors. Growth stocks were the only bright spot in the market, outperforming value stocks around the globe and across the spectrum of market capitalization. U.S. and foreign equities produced similar returns, with a strong dollar trimming back local market returns for foreign equities. Emerging market equities were the big losers for 2015 suffering double digit losses during a steep market sell-off and spike in volatility in August.
Investment Strategy and Technique:
The Calvert VP Volatility Managed Moderate Growth Portfolio (the Portfolio) seeks to stabilize portfolio volatility1 around a target level of 10% while pursuing current income and modest growth potential consistent with the preservation of capital. To achieve this objective, the Portfolio invests in a portfolio of exchange traded funds (ETFs) diversified across multiple asset classes and utilizes a derivatives-based risk management strategy. The asset allocated portfolio of ETFs is designed to achieve market returns at a level of risk that is consistent with the Portfolio’s volatility target in a long-term context, while the risk management strategy employs futures contracts to respond to short-term changes in market volatility. The risk management strategy combines two components - volatility management and a capital protection strategy - that work together in an effort to reduce the negative effects of high portfolio volatility during market downturns while seeking to participate in up markets.
Fund Performance Relative to the Benchmark
For the one-year period ended December 31, 2015, the Portfolio returned -2.29%, outperforming its benchmark, the S&P 500 Daily Risk Control 10% Total Return Index, which returned -3.64%.
Calvert has developed a secondary composite benchmark based on a mix of market indices that more closely reflect the Portfolio’s asset allocation strategy as compared to the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy.
The Portfolio underperformed the blended composite benchmark’s return of 0.83%.
This year, the Portfolio outperformed the S&P 500 Daily Risk Control 10% Index by 1.35%. The Portfolio’s advantage was realized during the equity market’s sharp sell-off in August. The Portfolio and the benchmark had high equity exposures coming into the market downturn because the volatility models of each recommended increased equity exposures during a period of very low equity market volatility. The Portfolio benefited from having a lower level of equity market exposure than the benchmark at this time due to the capital protection strategy and risk control policies. Consequently, when equity markets sold off, the Portfolio protected capital to a greater degree than did the benchmark.

•	Our volatility management and capital protection strategy protected the Portfolio against losses in the market’s sharp sell-off in August.

•
The Portfolio participated in rising markets earlier in the year and in the closing quarter, but often underperformed its primary benchmark during these periods due to risk control measures that limit the Portfolio’s equity exposure.

____________________________________
1 Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

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•
The Portfolio underperformed its secondary composite benchmark by 3.12%, primarily due to having its equity exposure at the highest allowed level heading into the equity market’s sharp sell-off in August.

Positioning and Market Outlook
As 2015 closed out, equity markets remained volatile. Our allocation across equity and fixed income ETFs has remained relatively stable across 2015 and into the new year. We use futures to adjust the Portfolio’s risk profile, relying on our volatility management and capital protection strategy to determine the appropriate level of market risk for the Portfolio. Markets experienced an uptick in volatility and suffered losses in the closing days of 2015 and our strategy responded by decreasing the level of equity exposure (including futures contracts) in the Portfolio to 57.7%, which is 6% below our long-term target for the Portfolio’s equity allocation.
Calvert Investment Management, Inc.
December 2015

John P. Nichols

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Equity Funds	63.6%
Debt Funds	31.1%
Short-Term Investments	5.3%
Total	100%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results assume the reinvestment of dividends and are compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (4/30/2013)
Class F	-2.29%	3.16%
S&P 500 Daily Risk Control 10% Total Return Index	-3.64%	6.31%
Volatility Managed Growth Composite	0.83%	6.52%

The Volatility Managed Moderate Growth Composite Benchmark is an internally constructed index comprised of a blend of 47% Russell 3000 Index, 3% MSCI U.S. REIT, 13% MSCI EAFE Index, 33% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.17% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15

Actual	0.83%	$1,000.00	$965.80	$4.11
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,021.02	$4.23

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

4 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Growth Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 94.4%
Consumer Staples Select Sector SPDR Fund	5,400	272,646
Financial Select Sector SPDR Fund	13,600	323,408
iShares Core S&P Mid-Cap ETF	27,500	3,832,950
iShares Core U.S. Aggregate Bond ETF	118,100	12,755,981
iShares North American Natural Resources ETF	10,600	298,284
iShares Russell 2000 ETF	22,600	2,542,726
iShares S&P 500 Growth ETF	43,900	5,083,620
iShares S&P 500 Value ETF	57,300	5,072,769
iShares S&P Mid-Cap 400 Growth ETF	4,000	643,840
iShares S&P Mid-Cap 400 Value ETF	5,500	644,600
SPDR Barclays High Yield Bond ETF	10,800	366,228
Technology Select Sector SPDR Fund	7,300	312,659
Vanguard FTSE Developed Markets ETF	209,600	7,696,512
Vanguard FTSE Emerging Markets ETF	18,800	614,948
Vanguard REIT ETF	23,600	1,881,628
Vanguard S&P 500 ETF	61,600	11,514,888
Vanguard Total Bond Market ETF	84,700	6,840,372

Total Exchange-Traded Products (Cost $61,809,646)		60,698,059

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 5.3%
State Street Bank Time Deposit, 0.278%, 1/4/16	3,387,811	3,387,811

Total Time Deposit (Cost $3,387,811)		3,387,811

TOTAL INVESTMENTS (Cost $65,197,457) - 99.7%		64,085,870
Other assets and liabilities, net - 0.3%		223,982
NET ASSETS - 100.0%		$64,309,852

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
E-Mini S&P 500 Index	(18)	3/16	($1,831,860)	($24,369)
E-Mini S&P MidCap 400 Index	(4)	3/16	(557,400)	(8,823)
MSCI EAFE Mini Index	(10)	3/16	(849,100)	(16,158)
Russell 2000 Mini Index	(5)	3/16	(565,750)	(10,724)
Total Short				($60,074)

NOTES TO SCHEDULE OF INVESTMENTS
Abbreviations: ETF: Exchange Traded Fund FTSE: Financial Times Stock Exchange REIT: Real Estate Investment Trust SPDR: Standard and Poor's Depository Receipt
See notes to financial statements.

6 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $65,197,457) - see accompanying schedule	$64,085,870
Cash collateral at broker	305,109
Receivable for shares sold	41,441
Dividends and interest receivable	2,069
Directors' deferred compensation plan	41,862
Total assets	64,476,351

LIABILITIES
Payable for shares redeemed	84
Payable for futures contracts variation margin	60,045
Payable to Calvert Investment Management, Inc.	24,352
Payable to Calvert Investment Distributors, Inc.	13,592
Payable to Calvert Investment Administrative Services, Inc.	5,437
Payable to Calvert Investment Services, Inc.	1,550
Directors' deferred compensation plan	41,862
Accrued expenses and other liabilities	19,577
Total liabilities	166,499
NET ASSETS	$64,309,852

NET ASSETS CONSIST OF:
Paid-in capital applicable to 4,110,413 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$65,822,271
Undistributed net investment income	102,069
Accumulated net realized gain (loss)	(442,827)
Net unrealized appreciation (depreciation)	(1,171,661)
NET ASSETS	$64,309,852

NET ASSET VALUE PER SHARE	$15.65
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,184,553
Interest income	2,838
Total investment income	1,187,391

Expenses:
Investment advisory fee	216,021
Administrative fees	51,434
Transfer agency fees and expenses	5,503
Distribution Plan expenses	128,584
Directors' fees and expenses	9,719
Accounting fees	12,157
Custodian fees	19,142
Professional fees	13,990
Reports to shareholders	1,520
Miscellaneous	4,416
Total expenses	462,486
Reimbursement from Advisor	(35,587)
Net expenses	426,899
NET INVESTMENT INCOME	760,492

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	545,220
Futures	(949,734)
(404,514)

Change in unrealized appreciation (depreciation) on:
Investments	(2,327,268)
Futures	(111,079)
(2,438,347)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,842,861)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,082,369)
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$760,492	$379,167
Net realized gain (loss)	(404,514)	422,838
Change in unrealized appreciation (depreciation)	(2,438,347)	789,111

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,082,369)	1,591,116

Distributions to shareholders from:
Net investment income	(633,002)	(365,942)
Net realized gain	(99,334)	(386,762)
Total distributions	(732,336)	(752,704)

Capital share transactions:
Shares sold	34,613,871	22,105,955
Reinvestment of distributions	732,336	705,557
Shares redeemed	(3,649,856)	(1,880,670)
Total capital share transactions	31,696,351	20,930,842

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,881,646	21,769,254

NET ASSETS
Beginning of year	35,428,206	13,658,952
End of year (including undistributed net investment income of $102,069 and $0, respectively)	$64,309,852	$35,428,206

CAPITAL SHARE ACTIVITY
Shares sold	2,104,777	1,376,925
Reinvestment of distributions	46,380	43,259
Shares redeemed	(227,508)	(116,147)
Total capital share activity	1,923,649	1,304,037
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Moderate Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement     price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Products	$60,698,059	$—	$—	$60,698,059
Time Deposit	—	3,387,811	—	3,387,811
TOTAL	$60,698,059	$3,387,811	$—	$64,085,870
Futures Contracts**	($60,074)	$—	$—	($60,074)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the

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underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$—*	Unrealized depreciation on futures contracts	($60,074)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($949,734)	($111,079)
During the year, the Portfolio invested in MSCI EAFE Mini Index, Russell 2000 Mini Index, E-Mini S&P MidCap 400 Index, and E-Mini S&P 500 Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	23
Futures contracts short	(15)

*Averages are based on activity levels during the year ended December 31, 2015.
Security Transactions and Investment Income: Security transactions, normally purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of 0.42% of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is 0.83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $3,858 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $36,218,038 and $7,572,418, respectively.

Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($292,524)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.
The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$639,167	$662,782
Long-term capital gains	93,169	89,922
Total	$732,336	$752,704

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As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$463,670
Unrealized (depreciation)	(1,580,255)
Net unrealized appreciation (depreciation)	($1,116,585)
Undistributed ordinary income	$102,069
Capital loss carryforward	($292,524)
Late year ordinary and post October capital loss deferrals	($205,379)
Federal income tax cost of investments	$65,202,455
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, Section 1256 futures contracts, real estate investment trust adjustments and loss deferral.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to distribution recharacterizations.

Undistributed net investment income	($25,421)
Accumulated net realized gain (loss)	25,421
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction. The Portfolio also considers $93,169 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

14 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$16.20	$15.47	$15.00
Income from investment operations:
Net investment income	0.24	0.26	0.20
Net realized and unrealized gain (loss)	(0.61)	0.82	0.39
Total from investment operations	(0.37)	1.08	0.59
Distributions from:
Net investment income	(0.16)	(0.17)	(0.12)
Net realized gain	(0.02)	(0.18)	—
Total distributions	(0.18)	(0.35)	(0.12)
Total increase (decrease) in net asset value	(0.55)	0.73	0.47
Net asset value, ending	$15.65	$16.20	$15.47
Total return(c)	(2.29%)	6.99%	3.94%
Ratios to average net assets: (d)(e)
Net investment income	1.48%	1.64%	2.06%(f)
Total expenses	0.90%	1.06%	1.41%(f)
Net expenses	0.83%	0.83%	0.83%(f)
Portfolio turnover	16%	46%	6%
Net assets, ending (in thousands)	$64,310	$35,428	$13,659

(a)Per share figures are calculated using the Average Shares Method.
(b)From April 30, 2013 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

(d)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e)Amounts do not include the income or expenses of the Underlying Funds.
(f)Annualized.
See notes to financial statements.

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PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and each Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each of the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

16 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2015. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2015. The Board also took into account management’s discussion of the Portfolio’s performance and management’s statement that the Portfolio had performed in-line with expectations. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory based on the Portfolio’s investment strategy.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer universe for the period ended June 30, 2015, and that total expenses (net of waivers and/or reimbursements) were below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid each Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor is currently reimbursing a portion of the expenses of the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to each Subadvisor, including Ameritas Investment Partners, Inc. (“AIP”), an affiliate of the Advisor, and is currently reimbursing the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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In evaluating the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between each Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the Portfolio's performance record and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; each Subadvisor's risk management processes; each Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by each Subadvisor under the Investment Subadvisory Agreements.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2015, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.
In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and AIP were affiliated, and the subadvisory fee under each Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement with Milliman Financial Risk Management LLC (“Milliman”) and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees Milliman charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from each Subadvisor and the other factors considered. Because the Advisor would pay each Subadvisor’s subadvisory fee, the cost of services to be provided by each Subadvisor and the level of profitability to each Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreements, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory based on the Portfolio’s investment strategy; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisors and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements would be in the best interests of the Portfolio and its shareholders.

18 www.calvert.com CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

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Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Calvert VP Volatility Managed Growth Portfolio
Annual Report December 31, 2015

1	Portfolio Management Discussion
4	Understanding Your Fund's Expenses
5	Report of Independent Registered Public Accounting Firm
6	Schedule of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Notes to Financial Statements
15	Financial Highlights
16	Proxy Voting
16	Availability of Quarterly Portfolio Holdings
16	Basis for Board’s Approval of Investment Advisory Contracts
19	Director and Officer Information Table

PORTFOLIO MANAGEMENT DISCUSSION

John P. Nichols, CFA Vice President - Equities
Market Review
Both stock and bond markets posted meager returns for 2015 with continued weak energy prices, concerns about slowing economic growth, and the specter of high interest rates weighing on investors. Growth stocks were the only bright spot in the market, outperforming value stocks around the globe and across the spectrum of market capitalization. U.S. and foreign equities produced similar returns, with a strong dollar trimming back local market returns for foreign equities. Emerging market equities were the big losers for 2015 suffering double digit losses during a steep market sell-off and spike in volatility in August.
Investment Strategy and Technique:
The Calvert VP Volatility Managed Growth Portfolio (the Portfolio) seeks to stabilize portfolio volatility1 around a target level of 12% while pursuing current income and modest growth potential consistent with the preservation of capital. To achieve this objective, the Portfolio invests in a portfolio of exchange traded funds (ETFs) diversified across multiple asset classes and utilizes a derivatives-based risk management strategy. The asset allocated portfolios of ETFs is designed to achieve market returns at a level of risk that is consistent with the Portfolio’s volatility target in a long-term context, while the risk management strategy employs futures contracts to respond to short-term changes in market volatility. The risk management strategy combines two components - volatility management and a capital protection strategy - that work together in an effort to reduce the negative effects of high portfolio volatility during market downturns while seeking to participate in up markets.
Fund Performance Relative to the Benchmark
For the one-year period ended December 31, 2015, the Portfolio returned -3.51% outperforming its benchmark, the S&P 500 Daily Risk Control 12% Total Return Index, which returned -4.51%.
Calvert has developed a secondary composite benchmark based on a mix of market indices that more closely reflect the Portfolio’s asset allocation strategy as compared to the single asset class benchmark listed above that is used to capture the impact of the volatility management strategy.
The Portfolio underperformed the blended composite benchmark’s return of 0.77%.
This year, the Portfolio outperformed the S&P 500 Daily Risk Control 12% Index by 1%. The Portfolio’s advantage was realized during the equity market’s sharp sell-off in August. The Portfolio and the benchmark had high equity exposures coming into the market downturn because the volatility models of each recommended increased equity exposures during a period of very low equity market volatility. The Portfolio benefited from having a lower level of equity market exposure than the benchmark at this time due to the capital protection strategy and risk control policies. Consequently, when equity markets sold off, the Portfolio protected capital to a greater degree than did the benchmark.

•	Our volatility management and capital protection strategy protected the Portfolio against losses in the market’s sharp sell-off in August.

•
The Portfolio participated in rising markets earlier in the year and in the closing quarter, but often underperformed its primary benchmark during these periods due to risk control measures that limit the Portfolio’s equity exposure.

•
The Portfolio underperformed its secondary composite benchmark by 4.28%, primarily due to having its equity exposure at the highest allowed level heading into the equity market’s sharp sell-off in August.

____________________________________
1 Volatility refers to the annualized standard deviation of daily logarithmic portfolio returns.

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Positioning and Market Outlook
As 2015 closed out, equity markets remained volatile. Our allocation across equity and fixed income ETFs has remained relatively stable across 2015 and into the new year. We use futures to adjust the Portfolio’s risk profile, relying on our volatility management and capital protection strategy to determine the appropriate level of market risk for the Portfolio. Markets experienced an uptick in volatility and suffered losses in the closing days of 2015 and our strategy responded by decreasing the level of equity exposure (including futures contracts) in the Portfolio to 59.6%, which is 18% below our long-term target for the Portfolio’s equity allocation.
Calvert Investment Management, Inc.
December 2015

John P. Nichols

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Equity Funds	78.5%
Debt Funds	16.5%
Short-Term Investments	5.0%
Total	100%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results assume the reinvestment of dividends and are compared with a broad-based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
DECEMBER 31, 2015
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (4/30/2013)
Class F	-3.51%	3.14%
S&P 500 Daily Risk Control 12% Total Return Index	-4.51%	7.46%
Volatility Managed Growth Composite	0.77%	7.71%

The Volatility Managed Growth Composite Benchmark is an internally constructed index comprised of a blend of 58% Russell 3000 Index, 4% MSCI U.S. REIT, 16% MSCI EAFE Index, 18% Barclays U.S. Aggregate Bond Index and 4% Barclays 3 Month T-Bill Bellwether Index.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.
Visit calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.06% (includes Acquired Fund fees). This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).
Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15 - 12/31/15

Actual	0.83%	$1,000.00	$954.00	$4.09
Hypothetical (5% return per year before expenses)	0.83%	$1,000.00	$1,021.02	$4.23

* Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

4 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Growth Portfolio:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 24, 2016

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2015

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 94.0%
Consumer Staples Select Sector SPDR Fund	10,300	520,047
Financial Select Sector SPDR Fund	24,600	584,988
iShares Core S&P Mid-Cap ETF	63,800	8,892,444
iShares Core U.S. Aggregate Bond ETF	164,800	17,800,048
iShares North American Natural Resources ETF	18,500	520,590
iShares Russell 2000 ETF	49,400	5,557,994
iShares S&P 500 Growth ETF	95,600	11,070,480
iShares S&P 500 Value ETF	125,000	11,066,250
iShares S&P Mid-Cap 400 Growth ETF	6,700	1,078,432
iShares S&P Mid-Cap 400 Value ETF	9,500	1,113,400
SPDR Barclays High Yield Bond ETF	19,300	654,463
Technology Select Sector SPDR Fund	13,400	573,922
Vanguard FTSE Developed Markets ETF	456,200	16,751,664
Vanguard FTSE Emerging Markets ETF	33,200	1,085,972
Vanguard REIT ETF	56,200	4,480,826
Vanguard S&P 500 ETF	131,000	24,487,830

Total Exchange-Traded Products (Cost $107,201,465)		106,239,350

	PRINCIPAL AMOUNT ($)
TIME DEPOSIT - 4.9%
State Street Bank Time Deposit, 0.278%, 1/4/16	5,561,935	5,561,935

Total Time Deposit (Cost $5,561,935)		5,561,935

TOTAL INVESTMENTS (Cost $112,763,400) - 98.9%		111,801,285
Other assets and liabilities, net - 1.1%		1,283,177
NET ASSETS - 100.0%		$113,084,462

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
E-Mini S&P 500 Index	(100)	3/16	($10,177,000)	($135,825)
E-Mini S&P MidCap 400 Index	(21)	3/16	(2,926,350)	(33,316)
MSCI EAFE Mini Index	(52)	3/16	(4,415,320)	(85,632)
Russell 2000 Mini Index	(28)	3/16	(3,168,200)	(65,362)
Total Short				($320,135)

NOTES TO SCHEDULE OF INVESTMENTS
Abbreviations: ETF: Exchange Traded Fund FTSE: Financial Times Stock Exchange REIT: Real Estate Investment Trust SPDR: Standard and Poor's Depository Receipt
See notes to financial statements.

6 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2015

ASSETS
Investments in securities, at value (Cost $112,763,400) - see accompanying schedule	$111,801,285
Cash collateral at broker	1,653,838
Receivable for shares sold	46,425
Dividends and interest receivable	3,694
Directors' deferred compensation plan	73,628
Total assets	113,578,870

LIABILITIES
Payable for shares redeemed	115
Payable for futures contracts variation margin	319,980
Payable to Calvert Investment Management, Inc.	36,577
Payable to Calvert Investment Distributors, Inc.	24,027
Payable to Calvert Investment Administrative Services, Inc.	9,611
Payable to Calvert Investment Services, Inc.	2,774
Directors' deferred compensation plan	73,628
Accrued expenses and other liabilities	27,696
Total liabilities	494,408
NET ASSETS	$113,084,462

NET ASSETS CONSIST OF:
Paid-in capital applicable to 7,150,196 shares of common stock outstanding;
$0.10 par value, 100,000,000 shares authorized	$115,530,703
Accumulated net realized gain (loss)	(1,163,991)
Net unrealized appreciation (depreciation)	(1,282,250)
NET ASSETS	$113,084,462

NET ASSET VALUE PER SHARE	$15.82
See notes to financial statements.

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income	$2,277,018
Interest income	4,770
Total investment income	2,281,788

Expenses:
Investment advisory fee	436,166
Administrative fees	103,849
Transfer agency fees and expenses	9,395
Distribution Plan expenses	259,623
Directors' fees and expenses	19,569
Accounting fees	17,144
Custodian fees	26,792
Professional fees	20,377
Miscellaneous	4,825
Total expenses	897,740
Reimbursement from Advisor	(35,793)
Net expenses	861,947
NET INVESTMENT INCOME	1,419,841

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,614,508
Futures	(2,684,798)
(1,070,290)

Change in unrealized appreciation (depreciation) on:
Investments	(4,473,693)
Futures	(456,782)
(4,930,475)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,000,765)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($4,580,924)
See notes to financial statements.

8 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED DECEMBER 31, 2015	YEAR ENDED DECEMBER 31, 2014
Operations:
Net investment income	$1,419,841	$861,514
Net realized gain (loss)	(1,070,290)	14,535
Change in unrealized appreciation (depreciation)	(4,930,475)	2,301,678

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,580,924)	3,177,727

Distributions to shareholders from:
Net investment income	(1,371,920)	(843,131)
Net realized gain	(32,404)	—
Total distributions	(1,404,324)	(843,131)

Capital share transactions:
Shares sold	41,069,295	55,107,214
Reinvestment of distributions	1,404,324	820,131
Shares redeemed	(5,792,541)	(1,582,718)
Total capital share transactions	36,681,078	54,344,627

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,695,830	56,679,223

NET ASSETS
Beginning of year	82,388,632	25,709,409
End of year	$113,084,462	$82,388,632

CAPITAL SHARE ACTIVITY
Shares sold	2,452,954	3,390,227
Reinvestment of distributions	87,935	48,992
Shares redeemed	(352,408)	(96,423)
Total capital share activity	2,188,481	3,342,796
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert VP Volatility Managed Growth Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of eleven separate portfolios. The operations of each series of the Fund are accounted for separately. The Portfolio applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Portfolio offers Class F shares, which are subject to Distribution Plan expenses. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds representing a broad range of asset classes (the “Underlying Funds”) and derivatives to manage overall portfolio volatility.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Portfolio’s investments by major category are as follows:
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

10 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement     price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Portfolio may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At December 31, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Portfolio's holdings as of December 31, 2015, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Exchange-Traded Products	$106,239,350	$—	$—	$106,239,350
Time Deposit	—	5,561,935	—	5,561,935
TOTAL	$106,239,350	$5,561,935	$—	$111,801,285
Futures Contracts**	($320,135)	$—	$—	($320,135)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.
Futures Contracts: The Portfolio may purchase and sell futures contracts to manage overall portfolio volatility. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the

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underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to adjust the Portfolio’s overall equity exposure in an effort to stabilize portfolio volatility around a target level. The Portfolio’s futures contracts at year end are presented in the Schedule of Investments.
At December 31, 2015, the Portfolio had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$—*	Unrealized depreciation on futures contracts	($320,135*)
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	($2,684,798)	($456,782)
During the year, the Portfolio invested in E-Mini S&P 500 Index, MSCI EAFE Mini Index, E-Mini S&P MidCap 400 Index, and Russell 2000 Mini Index futures. The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts long	32
Futures contracts short	(75)

*Averages are based on activity levels during the year ended December 31, 2015.
Security Transactions and Investment Income: Security transactions, normally purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

12 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT

Management has analyzed the Portfolio's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio's financial statements. A Portfolio's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of 0.42% of the Portfolio’s average daily net assets.
The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2016. The contractual expense cap is 0.83%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit fees and expenses associated with the Underlying Funds.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of 0.10% of the Portfolio’s average daily net assets.
On November 24, 2015, the Board of Directors approved the recommendation made by CIAS to standardize and rationalize the administrative fee paid by the Calvert Funds at 0.12% for all series and all share classes of the Calvert Funds. CIAS and the Portfolio have entered into an Amended and Restated Administrative Services Agreement that will establish a 0.12% administrative fee commencing on May 1, 2016. CIAS has contractually agreed to waive 0.02% (the difference between the current administrative fee and the new 0.12% fee) from May 1, 2016 through April 30, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Portfolio has adopted a Distribution Plan that permits the Portfolio to pay certain expenses associated with the distribution and servicing of its Class F shares. The expenses paid may not exceed 0.25% annually of the average daily net assets of Class F.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $7,789 for the year ended December 31, 2015. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $44,000. Committee chairs receive an additional $5,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Portfolio’s assets. Directors’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $47,070,928 and $16,435,096, respectively.

Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($1,230,786)
Long-term	(279,089)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

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The tax character of dividends and distributions paid during the years ended December 31, 2015 and December 31, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$1,400,061	$843,131
Return of capital	4,263	-
Total	$1,404,324	$843,131
As of December 31, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,930,648
Unrealized (depreciation)	(2,867,014)
Net unrealized appreciation (depreciation)	($936,366)
Capital loss carryforward	($1,509,875)
Federal income tax cost of investments	$112,737,651
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, real estate investment fund adjustments and Section 1256 futures contracts.
Reclassifications, as shown in the table below, have been made to the Portfolio's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to distribution recharacterizations.

Undistributed net investment income	($47,921)
Accumulated net realized gain (loss)	52,184
Paid in capital	(4,263)
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2015.
NOTE E — SUBSEQUENT EVENTS
In preparing the financial statements as of December 31, 2015, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended December 31, 2015, the Portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

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CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	December 31, 2015 (a)	December 31, 2014 (a)	December 31, 2013 (a)(b)
Net asset value, beginning	$16.60	$15.88	$15.00
Income from investment operations:
Net investment income	0.23	0.26	0.21
Net realized and unrealized gain (loss)	(0.82)	0.63	0.78
Total from investment operations	(0.59)	0.89	0.99
Distributions from:
Net investment income	(0.19)	(0.17)	(0.11)
Net realized gain	—(c)	—	—
Total distributions	(0.19)	(0.17)	(0.11)
Total increase (decrease) in net asset value	(0.78)	0.72	0.88
Net asset value, ending	$15.82	$16.60	$15.88
Total return(d)	(3.51%)	5.61%	6.59%
Ratios to average net assets: (e)(f)
Net investment income	1.37%	1.57%	2.12%(g)
Total expenses	0.86%	0.94%	1.25%(g)
Net expenses	0.83%	0.83%	0.83%(g)
Portfolio turnover	17%	30%	1%
Net assets, ending (in thousands)	$113,084	$82,389	$25,709

(a)Per share figures are calculated using the Average Shares Method.
(b)From April 30, 2013 inception.
(c)Amount is less than $0.01 per share.
(d)Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(e)Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f)Amounts do not include the income or expenses of the Underlying Funds.
(g)Annualized.
See notes to financial statements.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT 15

PROXY VOTING
The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
At a meeting held on December 9, 2015, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreements between the Advisor and each Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio's investment performance, expenses, and fees to comparable mutual funds.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each of the Investment Subadvisory Agreements. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Portfolio's advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio's growth and size on the Portfolio's performance and expenses; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board’s familiarity with the Advisor’s management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor

16 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-year period ended June 30, 2015. The data also indicated that the Portfolio underperformed its Lipper index for the one-year period ended June 30, 2015. The Board also took into account management’s discussion of the Portfolio’s performance and management’s statement that the Portfolio had performed in-line with expectations. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory in view of the Portfolio’s investment strategy.
In considering the Portfolio's fees and expenses, the Board compared the Portfolio's fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer universe for the period ended June 30, 2015, and that total expenses (net of waivers and/or reimbursements) were below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid each Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio and that the Advisor is currently reimbursing the expenses of the Portfolio. The Board also took into account management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to each Subadvisor, including Ameritas Investment Partners, Inc. (“AIP”), an affiliate of the Advisor, and is currently reimbursing the expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio's current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 17

In evaluating the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between each Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the Portfolio's performance record and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; each Subadvisor's risk management processes; each Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by each Subadvisor under the Investment Subadvisory Agreements.
As noted above, the Board considered, among other information, the Portfolio's performance during the one-year period ended June 30, 2015, as compared to the Portfolio's peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Subadvisor.
In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and AIP were affiliated, and the subadvisory fee under each Investment Subadvisory Agreements was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement with Milliman Financial Risk Management LLC (“Milliman”) and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees Milliman charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from each Subadvisor and the other factors considered. Because the Advisor would pay each Subadvisor’s subadvisory fee, the cost of services to be provided by each Subadvisor and the level of profitability to each Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Portfolio to be a material factor in its consideration.
In reapproving the Investment Subadvisory Agreements, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreements, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Portfolio's assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory in view of the Portfolio’s investment strategy; and (f) the Portfolio's advisory and subadvisory fees are reasonable in view of the quality of services received by the Portfolio from the Advisor and Subadvisors and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements would be in the best interests of the Portfolio and its shareholders.

18 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT DIRECTORS
FRANK H. BLATZ, JR., Esq. AGE: 80	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C.	13	None
ALICE GRESHAM BULLOCK AGE: 65	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	15	None
M. CHARITO KRUVANT AGE: 70	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	22	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 69	Director	1999 CVS 2008 CVP	Dean Emeritus, College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	15
•    Wells Fargo Company (banking and financial services) - NYSE
•    Wells Fargo Bank N.A. (Since 2014)
•    Gallup, Inc. (management consulting)
•    W.K. Kellogg Foundation
•    Raven Industries (technology company) - NASDAQ
•    Colonial Williamsburg Foundation
•    Kellogg Company (food manufacturing) - NYSE

ARTHUR J. PUGH AGE: 78	Director	1982 CVS 2008 CVP	Retired executive.	13	None
INTERESTED DIRECTORS
WILLIAM LESTER* AGE: 58	Director & Chair (CVS) Director & Senior Vice President (CVP)	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of Ameritas Mutual Holding Company. Chair and former President (resigned 2012) of Ameritas Investment Partners, Inc.	13
•
Acacia Federal Savings Bank (through 2013)
•
Ameritas Investment Partners, Inc. (financial services)
•
Ameritas Investment Corp. (financial services)
•
Griffin Realty, LLC
•
Universal and Inland Insurance Companies
•
U.S. Bank – Lincoln
•
Bryan/LGH Health Systems

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 19

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships
INTERESTED DIRECTORS
JOHN H. STREUR* AGE: 56	President (CVS) Director, Chair & President (CVP)	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	40
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. since October 2015; Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, ESQ. AGE: 37	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

STU DALHEIM AGE: 46	Vice President	2015	Vice President - Shareholder Advocacy for the Advisor.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor and portfolio manager for Calvert’s taxable fixed-income funds.
ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Vice President, Corporate Finance, of Calvert Investments, Inc.; Acting Chief Financial Officer of Calvert Investments, Inc. (September 2014 - March 2015).
PATRICK FAUL AGE: 51	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager, Calvert Investments, Inc.
JADE HUANG AGE: 41	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
EMILY KAISER AGE: 32	Assistant Vice President	2015
Senior Sustainability Analyst since November 2015 and Sustainability Analyst (January 2014 - October 2015), Advisor. Prior to joining Calvert, Ms. Kaiser attended law school from 2010 to 2013 and also held legal and policy positions with the U.S. Agency for International Development (2013), the Solidarity Center, AFL-CIO (2013), the U.S. Department of Labor (2012), the office of the U.S. Trade Representative (2012) and the Public International Law and Policy Group (2011-2012).

VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Head of Taxable Fixed Income (since 2015) and Vice President of the Advisor (since 2014); Portfolio Manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

20 www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
LANCELOT A. KING, ESQ. AGE: 45	Assistant Vice President & Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ERICA LASDON AGE: 44	Assistant Vice President	2015	Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, Advisor.
JOSHUA LINDER AGE: 30	Vice President	2015	Equity Portfolio Manager since November 2015, Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), Advisor.
CHRISTOPHER MADDEN AGE: 40	Vice President	2015	Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, Advisor.
ANDREW K. NIEBLER, ESQ. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

*
The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Mr. Streur is an interested person of the Fund since he is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

www.calvert.com CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO ANNUAL REPORT (UNAUDITED) 21

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(e) Not applicable.
(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 12/31/15		Fiscal Year ended 12/31/14
	$	%*	$	% *

(a) Audit Fees	$215,512	0%	$203,523	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$37,100	0%	$33,330	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$252,612	0%	$236,853	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/15		Fiscal Year ended 12/31/14
$	%*	$	% *

$325,000	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-
3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: March 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: March 4, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: March 4, 2016